UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-08200

                                 Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2014 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2014* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]		Net Expense Ratio[2]
Aggressive Investors 1	6.55%	4.99%	14.99%	16.00%	5.86%	13.95%	8/5/1994	1.01%		1.01%
Ultra-Small Company	5.05%	-3.49%	-0.56%	15.25%	7.08%	15.81%	8/5/1994	1.13%		1.13%
Ultra-Small Co Market	8.64%	1.86%	4.61%	16.83%	6.18%	11.45%	7/31/1997	0.83%		0.83%
Small-Cap Momentum	7.43%	-1.16%	-0.94%	NA	NA	14.01%	5/28/2010	3.13%	[1]	0.95%	[1]
Small-Cap Growth	6.07%	2.21%	6.13%	14.22%	5.34%	6.06%	10/31/2003	1.07%	[1]	0.94%	[1]
Small-Cap Value	7.66%	-2.10%	0.79%	14.95%	7.12%	8.14%	10/31/2003	1.06%	[1]	1.03%	[1]
Large-Cap Growth	8.62%	10.80%	18.66%	16.31%	8.05%	8.13%	10/31/2003	0.87%	[1]	0.84%	[1]
Blue Chip 35 Index	3.15%	5.05%	11.51%	14.05%	7.16%	6.70%	7/31/1997	0.25%	[1]	0.15%	[1]
Managed Volatility	1.21%	0.63%	5.95%	5.78%	3.85%	4.20%	6/30/2001	1.15%	[1]	0.95%	[1]

Bridgeway Funds Returns for Calendar Years 2001 through 2014* (Unaudited)

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Aggressive Investors 1	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%
Ultra-Small Company	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%
Ultra-Small Co Market	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%	4.61%
Small-Cap Momentum											-0.92%	14.18%	37.07%	-0.94%
Small-Cap Growth				11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%	6.13%
Small-Cap Value				17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%	0.79%
Large-Cap Growth				6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	16.21%	37.19%	18.66%
Blue Chip 35 Index	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%
Managed Volatility		-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2014.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2014

Dear Fellow Shareholders,

Performance across all segments of the domestic equity market was positive for the December quarter and for the year, with no clear dominance of value or growth for the quarter or year. Market highlights appear on page 2. The Bridgeway Funds performed within design expectations, guided by our statistically-driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and calendar year. We hope you find them helpful.

Our Director of Research, Andrew L. Berkin co-wrote a book entitled The Incredible Shrinking Alpha: And What You Can Do to Escape Its Clutches. See page 2 for a sneak peek of this insightful read for novice and experienced investors.

Academics and industry practitioners like us are continually studying how the stock market works and what factors drive the risk and returns of stocks. Bridgeway’s President and Chief Operating Officer, Mike Mulcahy, kicks off a series on page 3 on how Bridgeway uses factors to construct portfolios.

We have always thought a fair question to ask of any money manager is, “How do you invest your money?” On page 4 Bridgeway’s founder and Chief Investment Officer, John Montgomery, publishes his target asset allocation plan. A note of caution: each investor’s situation is different; we advise against just following John’s plan. Read on to learn more about his long-term view on asset allocation.

One of the strongest parts of our culture is a commitment to community and world change. On page 5, Dick Cancelmo shares his experience as long-time supporter and advisory board member for Washington and Lee University’s Shepherd Poverty Program.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1	Semi-Annual Report | December 31, 2014 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets rose in the fourth quarter of 2014 and for the calendar year. The quarter ended with the S&P 500 up 4.93% and the Dow up 5.20%. For the year, the S&P and Dow were up 13.69% and 10.04%, respectively.

Returns across U.S. equity style boxes, as defined by Morningstar, were strong for the quarter. Large-cap core stocks led the way, up 8.89%, while large-cap value stocks lagged, relatively speaking, up 2.92%. Both growth and value performed well for the quarter, and investors favored small-cap stocks over large-cap stocks.

Sector performance for the S&P 500 Index was mixed in the fourth quarter. Utilities led the way, gaining more than 13%, followed by Consumer Discretionary and Consumer Staples, up more than 8% each. Laggards for the quarter were Materials, down nearly 2%, Telecommunication Services, down more than 4%, and Energy, down 11%; they were the only sectors with negative returns.

Following are the stock market style box returns from Morningstar for the quarter and year.

A New Book from a Member of the Bridgeway Team

At Bridgeway, we want our shareholders to understand and embrace the logic, data and evidence behind our investment philosophy and process. So we’re excited to announce the publication of a new book co-written by Andrew Berkin, Bridgeway Capital Management’s Director of Research.

The Incredible Shrinking Alpha: And What You Can Do to Escape Its Clutches was authored by Andrew and Larry Swedroe, a prolific writer and long-time champion of evidence-based investing. Together, Larry and Andy examined a fascinating phenomenon: While it has always been difficult for investors to consistently beat the market, that task has become even harder in recent years. Using a data centered approach, the book lays out a compelling explanation for why those odds are shrinking and offers a number of strategies to improve investment results.

In simplest terms, much of what investors used to think was alpha – the ability to achieve superior risk-adjusted returns over an appropriate benchmark – can now be attributed to the inherent risk/reward profile of certain groups of investments. These characteristics are known as factors (which you can read more about in “What is a Factor?” on page 3). Academics and researchers, armed with better data and more powerful computing, are continually uncovering new factors and deepening our understanding of established ones. The book describes how this evidence is increasingly explaining more and more aspects of investment performance. There’s even research showing how Warren Buffet’s legendary investment success can be attributed, in part, to his tendency to invest in stocks that gave him exposure to specific factors, some of which had yet to be “discovered” by academics.

So while the book argues that there’s little chance of an investor beating the market through individual stock picking, it offers a roadmap for a successful approach: Decide which risks (and how much of each) you’re willing to take, diversify those risks, invest in factor- or evidence-based funds, and keep your costs low. The good news is that as a Bridgeway investor, you’re

www.bridgeway.com	2

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

already at least partially aligned with this investment approach. But reading this book may strengthen your commitment to following a low-cost, long-term, evidence-based approach. The Incredible Shrinking Alpha is available now, in print and ebook form, from Amazon.com.

What is a Factor?

Multiple studies have found that, as a whole, investment managers who pick individual stocks and attempt to time the market’s moves underperform a passive or indexed buy-and-hold strategy over long periods of time. For example, during the five years through mid-2014, 70% of actively managed mutual funds — across all capitalization and style categories — failed to beat their benchmarksi. Many papers have found similar results over longer periods; a study published by Bridgeway’s Director of Research, Andrew Berkin, with co-authors Robert Arnott and Jia Yeii, revealed comparable findings for before- and after-tax returns over 10, 15 and 20-year horizons.

Our Chief Investment Officer, John Montgomery, likes to say that looking at individual stocks is mildly entertaining but ultimately irrelevant to long-term investment success. So, how does Bridgeway construct portfolios? What gets us excited is research across a broad spectrum of stocks over a long period of time.

We call this approach statistically-driven, evidence-based investing. We study robust academic research that looks at which characteristics drive the returns of groups of stocks, and we test the risk/return characteristics of these groups across different market conditions and business cycles. Academics call these characteristics “factors,” and because factors are an essential part of Bridgeway’s investment strategies, we want to help you understand them better.

Academics and industry practitioners like us are continually studying how the stock market works and what factors drive the risk and returns of stocks. Over the years, researchers have focused on certain investment categories that appear to offer better risk-adjusted returns. You might be familiar with some of these, such as small companies vs. large, value vs. growth, momentum, quality, and so on. After intense research, peer review and debate, some of these factors have withstood the scrutiny and have become well accepted investment concepts. Others have failed to prove themselves robust enough, or have lost explanatory value over time.

In other words, researchers are continually using math and statistics combined with investment theory to explain what factors systematically drive stock market risk and return. Thanks to this work, investors now know several factors that are worth pursuing in an investment strategy. No single factor explains all the market’s returns. Each works at different times, but none work all the time. Some share similar return characteristics; others are quite different. Some are persistent, while others appear to have faded. But the good news is that investors can use persistent factors to develop investment strategies that achieve targeted risk/return objectives while keeping emotion — public enemy #1 for professional and amateur investors — out of day-to-day decisions.

That said, while there’s broad agreement on which factors drive long-term returns, not every investment manager follows the same approach when applying factors to an investment strategy. In fact, there are many ways to gain exposure to these factors in a portfolio. For example, value is one of the most commonly accepted factors in the investment world, but not everyone measures value in the same way. Some fund managers use a simple price-to-book ratio to examine a stock’s value, while others (like us) rely on multiple price ratios.

Because there is considerable care and expertise required when translating factors into investment products, we at Bridgeway spend a lot of our time and energy evaluating individual factors, defining ways to measure them, and analyzing how they work in correlation with each other to design our portfolios. Our belief in factors as the building blocks of our investment process allows us to create portfolios that are grounded in years of academic research, yet nimble enough to incorporate, where appropriate, the latest in factor research to benefit our clients.

Over the next several shareholder letters we will dig deeper into factors. Our goal is to help you understand more about these important drivers of risk and return, and how we use them to construct our Fund portfolios. We hope you enjoy this look into the science and expertise behind the Bridgeway Funds.

3	Semi-Annual Report | December 31, 2014 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

How I Invest My Money

by John Montgomery, Founder and Chief Investment Officer

I think a fair question for investors to ask the person managing their funds is, “How do you invest your money?”

As Chief Investment Officer of Bridgeway, I’m happy to answer. And since I haven’t shared my target asset allocation with you in a while, I thought I’d give you an update in this semi-annual report. If you’ve followed my writing in the past, you won’t be surprised to hear that my target allocation hasn’t changed much over time. Compared to others, I have a very long-term, very static view of asset allocation.

Bear in mind, everybody’s situation is different in terms of goals, risk tolerance, emergency fund cushion, and especially time horizons. I am not recommending that you follow my target allocation, because your situation is undoubtedly different than mine. I share it with you simply to show my thought process and also by way of disclosure.

Personally, I have a high threshold for pain in a market downturn. I don’t usually look at my account statements beyond updating them in Quicken often enough to ensure accuracy and tax lots and disclosure reporting. My rule of thumb — both professionally and personally — is, “If it doesn’t make a difference in a decision you make, don’t look.”

I realize this is hardly classical wisdom, but I see two big problems with watching one’s investments too closely. First, investors tend to become more nervous, especially in a downturn, which causes unnecessary stress — and studies show that stress causes investors to make costly changes to their investment mix. Second, investors tend to chase “hot” returns, buying more of an investment after a big run-up and selling after a downturn. That’s a formula for financial disaster.

So what’s the antidote to obsessing about returns? Here’s my philosophy:

a) Structure an asset allocation plan that matches your goals, investing time horizon and risk tolerance. Generally, this means diversified, short-term income investments for near-term needs and more stocks for long-term needs.

b) Write it down.

c) Implement it.

d) Rebalance it about once a year, or as lifestyle changes occur.

Increasingly, I support hiring an investment advisor to help you implement this strategy — but only one who charges reasonable fees, does tax-lot level reporting, practices regular rebalancing and takes advantage of donating appreciated tax lots. Above all, you need an advisor who understands the dynamics of the behavior gap and has a strong record of helping clients avoid chasing hot returns and panicking in downturns.

Now, some disclosure before we get to my allocation:

1. I am 59 years old, and my three children are all financially independent adults. My wife and I pay our living expenses out of the income we receive from our respective workplaces, so my investments are essentially all long-term focused and earmarked for our retirement years. For near-term obligations (especially an emergency fund), I have historically used short-term bonds (including inflation-protected bonds) and a small amount of savings in a money market fund. Currently, I use the Bridgeway Managed Volatility Fund for short-term obligations since it has a fixed income component.

2. At any given time my actual allocation will vary somewhat from the targets below, due to periodic cash flow and tax management considerations. Generally, I try to keep it in balance over time. Since I am in the income producing phase of life, I typically am able to rebalance by investing new money into the area of my allocation that has underperformed the most. I will also trim what has done really well, if necessary, to stay close to my targets below.

3. I use Bridgeway-managed portfolios for 100% of my stock market investing needs. No portfolio manager at Bridgeway is permitted to buy domestic equities directly; we “eat our own cooking.”

www.bridgeway.com	4

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

4. This table does not include my substantial, majority ownership in Bridgeway Capital Management, since I plan to retire off of my personal investments as detailed below. The substantial allocation of Bridgeway Funds through my Bridgeway Capital Management ownership can be found in the Statement of Additional Information on our website.

5. In addition to my mutual fund allocation, at one point, I invested less than 10% of my investments with a family member in a diversifying venture. Currently, I have no investments outside my mutual fund allocation (my brother sold his business), but I could do this again in the future.

6. The following table depicts my personal targeted Fund allocation, but does not show or explain how the Bridgeway managers (including me) manage money within each Fund.

Whew! Here’s my long-term target allocation:

Fund	Allocation
Bridgeway Aggressive Investors 1 Fund	50.0%
Bridgeway Ultra-Small Company Fund	38.4%
Bridgeway Managed Volatility Fund	8.0%
Bridgeway Small-Cap Momentum Fund	0.4%
Bridgeway Blue Chip 35 Index Fund	0.4%
Bridgeway Large-Cap Growth Fund	0.4%
American Beacon/Bridgeway Large-Cap Value Fund	0.4%
Bridgeway Small-Cap Growth Fund	0.4%
Bridgeway Small-Cap Value Fund	0.4%
Bridgeway Omni Small-Cap Value Fund	0.4%
Bridgeway Omni Tax-Managed Small-Cap Value Fund	0.4%
Bridgeway Ultra-Small Company Market Fund	0.4%
Total	100.0%

Transformative Change: Preparing Tomorrow’s Leaders to Fight Poverty

by Dick Cancelmo, Trading and Portfolio Management

The Shepherd Poverty Program began in 1997 at my alma mater, Washington and Lee University, to address a glaring need: The study of poverty was woefully lacking, or even non-existent, at the undergraduate level.

Faculty and administration at Washington and Lee came together, developed a plan and secured funding from Tom and Nancy Shepherd to launch the innovative program. Students participate in rigorous classroom study of poverty, along with focused summer internships at non-profits in their area of study. This combination enriches the education of students in a wide variety of majors with many different career paths. The intent is to prepare students for a lifetime of professional, civic and political activity to help diminish poverty.

Bridgeway first learned about the Shepherd Program in the early 2000s. We studied the program carefully, as we do with any potential charitable commitment. We liked what we saw and decided to make a donation. What we didn’t know then is how this program would impact two of our partners — myself and Michele Camp — over time. And more importantly, we didn’t know just how much it would affect students, non-profits, businesses and the disadvantaged across the country.

Shortly after our initial donation, I joined the advisory board for Washington and Lee’s Shepherd Poverty Program. As we got closer to the program, we concluded that we wanted to see it expand around the country, particularly here in Houston. This idea was not new to program founder Harlan Beckley. He had a vision of thousands of graduates entering the work force every year with the knowledge and experience to help reduce poverty and make a real impact on the lives of others. He helped us explore ways we could get more involved, which led to Bridgeway giving the initial funds to start poverty programs at Rice and Baylor Universities. Michele Camp had heard me talking about the program and thought it would be a great fit for her alma mater, Furman University. So we gave the funds to start a program there, too, and Michele is now co-chair of the advisory board for Furman’s program.

5	Semi-Annual Report | December 31, 2014 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Given the enormous problem of global poverty, others in academia continued to ponder why their institutions lacked a formal poverty studies program. Again, this gap was not lost on Harlan Beckley, who continued his mission to grow poverty studies by creating The Shepherd Higher Education Consortium on Poverty in 2011. I joined the effort as one of the founding directors, and the consortium now unites nearly 25 colleges for collaborative work in this important area of study for our leaders of tomorrow.

Michele and I have learned a great deal over the years through our collaboration with the Shepherd Poverty Program, but the most powerful insights come directly from the students sharing their stories of transformational change. We hear about their internships in far-ranging places such as an emergency room in New York City, a Boys and Girls Club in a poor, rural town in the Mississippi Delta, a mission at the Navajo Nation Reservation in Arizona, or in a public defenders office in Atlanta.

These stories often bring tears to your eyes because they are about real people living extremely difficult lives in poverty. But those tears are partially inspired by how deeply these students care about alleviating those challenges, and from the realization that they now have the education and experience to tackle this problem through their personal and professional lives. They offer hope.

http://shepherdconsortium.org/

i S&P Dow Jones Indices SPIVA U.S. Scorecard, Mid-Year 2014.

ii Arnott, Robert D., Berkin, Andrew L., & Ye, Jia. “How Well Have Taxable Investors Been Served in the 1980s and 1990s?” The Journal of Portfolio Management. Summer (2000): 84-93.

www.bridgeway.com	6

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2014

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 6.55%, outperforming our primary market benchmark, the S&P 500 Index (+4.93%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (+3.86%). The Fund lagged the smaller-cap Russell 2000 Index (+9.73%) in a small-cap dominated market. It was a good quarter on an absolute basis, but a mixed quarter on a relative basis; we are generally pleased with the results.

For the six-month “semi-annual” period ending December 31, 2014, our Fund returned 4.99%, underperforming our primary market benchmark, the S&P 500 Index (+6.12%), and outperforming our peer benchmark, the Lipper Capital Appreciation Funds Index (+3.49%), and the Russell 2000 Index (+1.65%).

For the calendar year, our Fund returned 14.99%, outperforming our primary market benchmark, the S&P 500 Index (+13.69%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+9.81%), and the Russell 2000 Index (+4.89%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014
				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	6.55%	4.99%	14.99%	16.00%	5.86%	6.37%	13.95%
S&P 500 Index	4.93%	6.12%	13.69%	15.45%	7.67%	4.24%	9.72%
Russell 2000 Index	9.73%	1.65%	4.89%	15.55%	7.77%	7.38%	9.60%
Lipper Capital Appreciation Funds Index	3.86%	3.49%	9.81%	13.23%	8.02%	3.83%	8.69%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Aggressive Investors 1 Fund ranked 17th of 270 capital appreciation funds for the twelve months ending December 31, 2014, 59th of 233 over the last five years, 126th of 163 over the last ten years, and 2nd of 48 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

7	Semi-Annual Report | December 31, 2014 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 12/31/14

Detailed Explanation of Quarterly Performance

In a quarter when small-cap stocks outperformed large-cap stocks, our Fund’s “all-cap” design was a primary factor impacting the relative performance versus its larger primary benchmark, the S&P 500 Index. Our momentum and value category of models performed strongly this quarter.

The Fund’s sector allocation, which is an outcome of statistical analysis of company-level fundamentals and not any macroeconomic or sector view, detracted slightly from our relative returns. However, strong stock selection across several sectors more than offset the negative effect of the Fund’s sector allocation versus our primary benchmark. The Fund was overweighted in the Materials sector, which was a poor performing sector. Overweighting in the Industrials sector, airline company stocks in particular, contributed positively to the Fund’s relative performance.

Detailed Explanation of Calendar Year Performance

For the calendar year, we outperformed all of our benchmarks. Positive momentum among larger companies was rewarded this year and contributed positively to our Fund’s performance. Our price momentum and company financial health categories of models, accounting for approximately 70% of the Fund’s assets, contributed to the Fund’s absolute and relative returns. Our current positioning, favoring smaller size companies relative to our primary market benchmark, slightly helped the Fund’s annual performance.

With the exception of the Energy and Financial sectors, the Fund’s holdings generally performed well. In a year when the Energy sector did not perform well, the lower energy prices benefited the airline industry. Our airline holdings added more than 4% to both the total absolute and relative annual returns of the Fund.

www.bridgeway.com	8

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Southwest Airlines Co.	Airlines	3.1%
2	United Continental Holdings, Inc.	Airlines	2.7%
3	Skyworks Solutions, Inc.	Semiconductors & Semiconductor Equipment	2.5%
4	Level 3 Communications, Inc.	Diversified Telecommunication Services	2.2%
5	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	2.1%
6	Actavis PLC	Pharmaceuticals	2.0%
7	Hawaiian Holdings, Inc.	Airlines	1.9%
8	Delta Air Lines, Inc.	Airlines	1.9%
9	United Rentals, Inc.	Trading Companies & Distributors	1.5%
10	Gap, Inc. (The)	Specialty Retail	1.4%
	Total		21.3%

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	12.9%	12.1%	0.8%
Consumer Staples	6.1%	9.8%	-3.7%
Energy	8.1%	8.4%	-0.3%
Financials	15.4%	16.7%	-1.3%
Health Care	6.9%	14.2%	-7.3%
Industrials	18.1%	10.4%	7.7%
Information Technology	17.2%	19.7%	-2.5%
Materials	9.4%	3.2%	6.2%
Telecommunication Services	3.1%	2.3%	0.8%
Utilities	2.3%	3.2%	-0.9%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

9	Semi-Annual Report | December 31, 2014 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	10

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.56%
Airlines - 9.65%
Delta Air Lines, Inc.	101,300	$4,982,947
Hawaiian Holdings, Inc.*+	192,100	5,004,205
Southwest Airlines Co.	196,300	8,307,416
United Continental Holdings, Inc.*	108,200	7,237,498

		25,532,066

Auto Components - 2.15%
Delphi Automotive PLC	40,100	2,916,072
Magna International, Inc.	25,400	2,760,726

		5,676,798

Automobiles - 0.90%
Tata Motors, Ltd., ADR	56,400	2,384,592

Beverages - 2.04%
Constellation Brands, Inc., Class A*	28,100	2,758,577
Dr. Pepper Snapple Group, Inc.	36,700	2,630,656

		5,389,233

Building Products - 0.56%
Universal Forest Products, Inc.	28,000	1,489,600

Capital Markets - 2.15%
Affiliated Managers Group, Inc.*	13,000	2,759,120
Morgan Stanley	75,500	2,929,400

		5,688,520

Chemicals - 2.35%
Celanese Corp., Class A	43,000	2,578,280
Dow Chemical Co. (The)	53,000	2,417,330
LyondellBasell Industries NV, Class A	15,500	1,230,545

		6,226,155

Commercial Banks - 2.98%
CIT Group, Inc.	54,200	2,592,386
PNC Financial Services Group, Inc. (The)	30,600	2,791,638
Royal Bank of Canada	36,200	2,500,334

		7,884,358

Commercial Services & Supplies - 1.01%
ACCO Brands Corp.*	296,800	2,674,168

Computers & Peripherals - 5.99%
Apple, Inc.	33,600	3,708,768
Hewlett-Packard Co.	75,700	3,037,841

Industry Company	Shares	Value

Computers & Peripherals (continued)
Seagate Technology PLC	38,500	$2,560,250
Super Micro Computer, Inc.*	103,300	3,603,104
Western Digital Corp.	26,500	2,933,550

		15,843,513

Consumer Finance - 2.64%
Capital One Financial Corp.	31,500	2,600,325
Navient Corp.	96,000	2,074,560
SLM Corp.	96,000	978,240
World Acceptance Corp.*+	16,600	1,318,870

		6,971,995

Containers & Packaging - 3.37%
Ball Corp.	49,700	3,388,049
Crown Holdings, Inc.*	54,800	2,789,320
Packaging Corp. of America	35,100	2,739,555

		8,916,924

Distributors - 0.54%
Core-Mark Holding Co., Inc.	23,000	1,424,390

Diversified Financial Services - 1.18%
Voya Financial, Inc.	73,900	3,131,882

Diversified Telecommunication Services - 3.13%
Level 3 Communications, Inc.*	116,008	5,728,475
Verizon Communications, Inc.	54,500	2,549,510

		8,277,985

Electronic Equipment, Instruments & Components - 0.89%
Plexus Corp.*	56,900	2,344,849

Energy Equipment & Services - 2.60%
Halliburton Co.	40,700	1,600,731
Matrix Service Co.*	56,000	1,249,920
Noble Corp. PLC	89,700	1,486,329
Seadrill, Ltd.+	213,500	2,549,190

		6,886,170

Food & Staples Retailing - 3.09%
Kroger Co. (The)	43,300	2,780,293
Pantry, Inc. (The)*	72,600	2,690,556
Rite Aid Corp.*	360,300	2,709,456

		8,180,305

Food Products - 1.02%
Pilgrim’s Pride Corp.*+	82,400	2,701,896

Gas Utilities - 0.76%
ONEOK, Inc.	40,500	2,016,495

11	Semi-Annual Report | December 31, 2014 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies - 2.39%
C.R. Bard, Inc.	17,000	$2,832,540
Edwards Lifesciences Corp.*	27,500	3,502,950

		6,335,490

Health Care Providers & Services - 2.51%
HCA Holdings, Inc.*	40,100	2,942,939
Triple-S Management Corp., Class B*	44,300	1,059,213
Universal Health Services, Inc., Class B	23,600	2,625,736

		6,627,888

Hotels, Restaurants & Leisure - 2.40%
Marriott International, Inc., Class A	39,900	3,113,397
Royal Caribbean Cruises, Ltd.	39,400	3,247,742

		6,361,139

Household Durables - 1.16%
NVR, Inc.*	2,400	3,060,792

Insurance - 4.22%
Aflac, Inc.	43,000	2,626,870
Allstate Corp. (The)	35,000	2,458,750
Employers Holdings, Inc.	63,800	1,499,938
Genworth Financial, Inc., Class A*	143,600	1,220,600
Infinity Property & Casualty Corp.	5,260	406,388
Maiden Holdings, Ltd.	113,200	1,447,828
Navigators Group, Inc. (The)*	20,400	1,496,136

		11,156,510

Internet Software & Services - 1.01%
Facebook, Inc., Class A*	34,300	2,676,086

IT Services - 2.04%
Computer Sciences Corp.	44,300	2,793,115
Paychex, Inc.	56,600	2,613,222

		5,406,337

Machinery - 2.37%
Briggs & Stratton Corp.	121,000	2,470,820
Greenbrier Companies., Inc. (The)+	39,500	2,122,335
Trinity Industries, Inc.	60,000	1,680,600

		6,273,755

Industry Company	Shares	Value

Marine - 1.00%
Matson, Inc.	76,800	$2,651,136

Metals & Mining - 2.64%
Alcoa, Inc.	161,800	2,554,822
Century Aluminum Co.*	116,900	2,852,360
United States Steel Corp.	59,400	1,588,356

		6,995,538

Multi-Utilities - 2.27%
Consolidated Edison, Inc.	45,200	2,983,652
Public Service Enterprise Group, Inc.	73,000	3,022,930

		6,006,582

Oil, Gas & Consumable Fuels - 4.75%
Green Plains, Inc.	87,900	2,178,162
Marathon Petroleum Corp.	29,000	2,617,540
Targa Resources Corp.	22,000	2,333,100
Tesoro Corp.	35,900	2,669,165
Valero Energy Corp.	55,900	2,767,050

		12,565,017

Paper & Forest Products - 1.05%
International Paper Co.	51,900	2,780,802

Pharmaceuticals - 1.98%
Actavis PLC*	20,300	5,225,423

Real Estate Investment Trusts (REITs) - 1.04%
FelCor Lodging Trust, Inc.	253,600	2,743,952

Real Estate Management & Development - 1.16%
Jones Lang Lasalle, Inc.	20,500	3,073,565

Road & Rail - 1.13%
Avis Budget Group, Inc.*	45,000	2,984,850

Semiconductors & Semiconductor Equipment - 6.29%
Amkor Technology, Inc.*	244,200	1,733,820
Lam Research Corp.	33,000	2,618,220
Micron Technology, Inc.*	162,400	5,685,624
Skyworks Solutions, Inc.	90,800	6,602,068

		16,639,732

Software - 0.97%
salesforce.com, inc.*	43,200	2,562,192

Specialty Retail - 4.74%
CarMax, Inc.*	46,900	3,122,602
Gap, Inc. (The)	89,000	3,747,790
PetSmart, Inc.	35,000	2,845,325

www.bridgeway.com	12

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
Select Comfort Corp.*		104,000	$2,811,120

			12,526,837

Textiles, Apparel & Luxury Goods - 1.01%
Skechers U.S.A., Inc., Class A*		48,200	2,663,050

Trading Companies & Distributors - 2.43%
Rush Enterprises, Inc., Class A*		75,700	2,426,185
United Rentals, Inc.*		38,700	3,947,787
Veritiv Corp.*		992	51,455

			6,425,427

TOTAL COMMON STOCKS - 99.56%			263,383,994

(Cost $215,549,812)

		Number of Contracts	Value
CALL OPTIONS PURCHASED – 0.03%
Alaska Air Group, Inc.
Expiring January, 2015 at $57.50		230	71,300

TOTAL CALL OPTIONS PURCHASED - 0.03%			71,300

(Cost $43,631)

	Rate^	Shares	Value
MONEY MARKET FUND – 0.02%
Dreyfus Cash Management Fund	0.03%	58,512	58,512

TOTAL MONEY MARKET FUND - 0.02%			58,512

(Cost $58,512)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.10%
Dreyfus Cash Management Fund**	0.03%	10,840,059	10,840,059

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.10%			10,840,059

(Cost $10,840,059)

Value

TOTAL INVESTMENTS - 103.71%	$274,353,865

(Cost $226,492,014)
Liabilities in Excess of Other Assets - (3.71%)	(9,820,362)

NET ASSETS - 100.00%	$264,533,503

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $8,534,097 as of December 31, 2014.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2014

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$263,383,994	$—	$—	$263,383,994
Call Options Purchased	71,300	—	—	71,300
Money Market Fund	—	58,512	—	58,512
Investments Purchased with Cash Proceeds from Securities Lending	—	10,840,059	—	10,840,059

TOTAL	$263,455,294	$10,898,571	$—	$274,353,865

See Notes to Financial Statements.

13	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2014

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 5.05%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+5.54%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+7.58%), the Russell 2000 Index (+9.73%) and the Russell Microcap Index (+11.19%). It was a poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2014, our Fund declined 3.49%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-0.83%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-0.14%), the Russell 2000 Index (+1.65%) and the Russell Microcap Index (+2.06%).

For the 2014 calendar year, our Fund declined 0.56%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+2.86%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-0.17%), the Russell 2000 Index (+4.89%) and the Russell Microcap Index (+3.65%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	5.05%	-3.49%	-0.56%	15.25%	7.08%	13.55%	15.81%
CRSP Cap-Based Portfolio 10 Index	5.54%	-0.83%	2.86%	15.64%	8.47%	12.35%	12.94%
Russell Microcap Index	11.19%	2.06%	3.65%	16.14%	5.96%	N/A	N/A
Russell 2000 Index	9.73%	1.65%	4.89%	15.55%	7.77%	7.38%	9.60%
Lipper Micro-Cap Stock Funds Index	7.58%	-0.14%	-0.17%	15.19%	6.84%	6.97%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 951 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value-weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Ultra-Small Company Fund ranked 38th of 70 micro-cap funds for the twelve months ending December 31, 2014, 29th of 53 over the last five years, 17th of 36 over the last ten years, and 1st of 8 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	14

Ultra-Small Company Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index* from Inception 8/5/94 to 12/31/14

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

Our Fund underperformed the CRSP Cap-Based Portfolio 10 Index for the quarter. Our company financial health and momentum categories of models underperformed versus the benchmark, which hurt our performance.

Underweighting in the Health Care sector and stock selection within the Consumer Discretionary and Health Care sectors detracted the most from our relative performance, while our holdings in Consumer Staples positively contributed to relative performance.

15	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	89 Years
1 (ultra-large)	4.16%	5.92%	12.28%	14.80%	7.38%	9.36%
2	5.94%	6.49%	16.00%	17.69%	9.75%	10.65%
3	5.71%	3.81%	10.24%	17.54%	9.34%	11.12%
4	2.37%	-1.28%	7.64%	16.74%	9.94%	11.00%
5	5.21%	-0.18%	5.36%	17.24%	11.02%	11.66%
6	5.20%	-0.86%	4.14%	17.27%	8.86%	11.51%
7	7.48%	0.10%	6.81%	17.49%	9.90%	11.64%
8	8.46%	0.54%	1.73%	17.05%	9.74%	11.69%
9	10.39%	-0.14%	2.07%	15.96%	8.29%	11.63%
10 (ultra-small)	5.54%	-0.83%	2.86%	15.64%	8.47%	13.54%

[1]	Performance figures are as of the period ended December 31, 2014. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

For the calendar year, the Fund underperformed the CRSP Cap-Based Portfolio 10 Index, the Fund’s primary benchmark. While the Fund had strong exposure to some of the smallest stocks in the CRSP 10 universe of stocks, higher relative exposure to stocks which have outgrown the CRSP 10 size cutoff — ones that we don’t sell immediately — contributed to underperformance. Additionally, ultra-small stocks with highest liquidity hurt the Fund’s relative returns for the year.

Our diversifying models in the value and momentum categories underperformed the benchmark’s return of 2.86%, while company financial health models outperformed.

Holdings within the Consumer Discretionary and Health Care sectors contributed most to the Fund’s underperformance. Additionally, there were some significant laggards in the Information Technology and Materials sectors.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	United Insurance Holdings Corp.	Insurance	3.0%
2	Addus HomeCare Corp.	Health Care Providers & Services	2.1%
3	RadNet, Inc.	Health Care Providers & Services	2.0%
4	Roundy’s, Inc.	Food & Staples Retailing	1.6%
5	USA Truck, Inc.	Road & Rail	1.6%
6	Federated National Holding Co.	Insurance	1.5%
7	Noranda Aluminum Holding Corp.	Metals & Mining	1.5%
8	Covenant Transportation Group, Inc., Class A	Road & Rail	1.5%
9	Christopher & Banks Corp.	Specialty Retail	1.4%
10	Skullcandy, Inc.	Household Durables	1.4%
	Total		17.6%

www.bridgeway.com	16

Ultra-Small Company Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	22.2%	15.6%	6.6%
Consumer Staples	3.9%	3.6%	0.3%
Energy	2.5%	4.3%	-1.8%
Financials	19.3%	22.8%	-3.5%
Health Care	8.6%	18.3%	-9.7%
Industrials	17.9%	11.4%	6.5%
Information Technology	20.1%	18.0%	2.1%
Materials	3.4%	3.9%	-0.5%
Telecommunication Services	0.7%	1.2%	-0.5%
Utilities	1.3%	1.0%	0.3%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

17	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.83%
Aerospace & Defense - 1.28%
Ducommun, Inc.*	52,500	$1,327,200
LMI Aerospace, Inc.*+	32,600	459,660

		1,786,860

Air Freight & Logistics - 0.37%
Radiant Logistics, Inc.*	122,900	519,867

Auto Components - 2.46%
Jason Industries, Inc.*	80,000	788,000
Shiloh Industries, Inc.*	33,400	525,382
Spartan Motors, Inc.	56,200	295,612
Strattec Security Corp.	22,000	1,816,760

		3,425,754

Beverages - 0.82%
MGP Ingredients, Inc.	72,000	1,141,920

Biotechnology - 0.78%
Biota Pharmaceuticals, Inc.*	65,000	145,600
OXiGENE, Inc.*+	303,000	487,830
Targacept, Inc.*	170,000	447,100

		1,080,530

Building Products - 0.21%
Alpha Pro Tech, Ltd.*+	115,300	296,321

Capital Markets - 1.56%
Calamos Asset Management, Inc., Class A	66,500	885,780
Capitala Finance Corp.+	46,400	829,168
JMP Group, Inc.	32,500	247,650
Pzena Investment Management, Inc., Class A	22,000	208,120

		2,170,718

Chemicals - 0.67%
Chase Corp.	17,400	626,226
Gulf Resources, Inc.*	258,000	299,280

		925,506

Commercial Banks - 6.39%
AmeriServ Financial, Inc.	74,000	232,360
Citizens & Northern Corp.	26,500	547,755
CU Bancorp*+	14,600	316,674
Farmers Capital Bank Corp.*	42,800	996,812
Farmers National Banc Corp.+	19,800	165,330
First Bancorp, Inc.+	12,218	221,024

Industry Company	Shares	Value

Commercial Banks (continued)
Heritage Oaks Bancorp	38,800	$325,532
Independent Bank Corp., MI	112,400	1,466,820
Metro Bancorp, Inc.*	38,700	1,003,104
Old Line Bancshares, Inc.+	44,400	702,408
Pacific Mercantile Bancorp*	40,000	281,600
Peoples Bancorp, Inc.	21,800	565,274
Royal Bancshares of Pennsylvania, Inc., Class A*	67,100	108,031
Shore Bancshares, Inc.*	17,000	158,100
Suffolk Bancorp	23,900	542,769
Unity Bancorp, Inc.+	15,000	141,600
Yadkin Financial Corp.*	56,900	1,118,085

		8,893,278

Commercial Services & Supplies - 1.40%
ARC Document Solutions, Inc.*	166,600	1,702,652
Courier Corp.	16,000	238,720

		1,941,372

Communications Equipment - 2.11%
EMCORE Corp.*	240,000	1,272,000
Infosonics Corp.*+	217,500	237,075
Tessco Technologies, Inc.	49,100	1,423,900

		2,932,975

Computers & Peripherals - 3.06%
Concurrent Computer Corp.+	172,100	1,220,189
Dot Hill Systems Corp.*+	400,000	1,768,000
Hutchinson Technology, Inc.*	157,500	551,250
Novatel Wireless, Inc.*+	153,900	495,558
Smart Technologies, Inc., Class A*	194,300	229,274

		4,264,271

Construction & Engineering - 1.06%
Goldfield Corp. (The)*+	120,000	291,600
Willdan Group, Inc.*	87,800	1,184,422

		1,476,022

Consumer Finance - 0.61%
Consumer Portfolio Services, Inc.*	115,700	851,552

Distributors - 0.15%
AMCON Distributing Co.	2,700	212,625

www.bridgeway.com	18

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Consumer Services - 1.35%
ITT Educational Services, Inc.*+	182,700	$1,755,747
Lincoln Educational Services Corp.	42,700	120,414

		1,876,161

Diversified Financial Services - 0.30%
Resource America, Inc., Class A	46,300	418,552

Diversified Telecommunication Services - 0.47%
Alaska Communications Systems Group, Inc.*	368,213	659,101

Electrical Equipment - 2.18%
Allied Motion Technologies, Inc.+	61,400	1,454,566
Broadwind Energy, Inc.*	110,300	594,517
Highpower International, Inc.*+	183,200	910,504
Magnetek, Inc.*	1,930	78,454

		3,038,041

Electronic Equipment, Instruments & Components - 3.30%
Agilysys, Inc.*	41,800	526,262
IntriCon Corp.*+	21,500	146,415
Nortech Systems, Inc.*+	28,000	159,040
PCM, Inc.*	33,700	320,824
Perceptron, Inc.	111,700	1,111,415
Planar Systems, Inc.*	183,900	1,539,243
SMTC Corp.*	74,000	131,720
Wayside Technology Group, Inc.	38,200	657,422

		4,592,341

Food & Staples Retailing - 2.66%
Pantry, Inc. (The)*	38,000	1,408,280
Roundy’s, Inc.+	473,600	2,292,224

		3,700,504

Health Care Equipment & Supplies - 0.96%
Dehaier Medical Systems, Ltd.*+	125,000	342,500
Delcath Systems, Inc.*	123,400	149,314
RTI Surgical, Inc.*	161,000	837,200

		1,329,014

Health Care Providers & Services - 6.29%
Addus HomeCare Corp.*	122,900	2,982,783
Alliance HealthCare Services, Inc.*	58,000	1,217,420
Almost Family, Inc.*	41,600	1,204,320
Chembio Diagnostics, Inc.*+	107,500	418,175

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Diversicare Healthcare Services, Inc.	15,000	$141,750
RadNet, Inc.*	326,400	2,787,456

		8,751,904

Hotels, Restaurants & Leisure - 5.28%
Carrols Restaurant Group, Inc.*	236,200	1,802,206
Famous Dave’s of America, Inc.*+	57,700	1,515,779
Frisch’s Restaurants, Inc.+	5,900	158,120
Good Times Restaurants, Inc.*+	43,000	299,280
Ignite Restaurant Group, Inc.*	82,300	647,701
Isle of Capri Casinos, Inc.*	220,700	1,847,259
Town Sports International Holdings, Inc.	180,000	1,071,000

		7,341,345

Household Durables - 3.19%
Bassett Furniture Industries, Inc.+	41,000	799,910
CSS Industries, Inc.	19,200	530,688
EveryWare Global, Inc.*+	153,000	111,690
Flexsteel Industries, Inc.	23,100	744,975
Hooker Furniture Corp.	16,700	286,739
Skullcandy, Inc.*	213,000	1,957,470

		4,431,472

Independent Power Producers & Energy Traders - 1.26%
Atlantic Power Corp.*+	645,300	1,748,763

Insurance - 6.27%
CNinsure, Inc. - ADR*	162,800	1,079,364
Federated National Holding Co.	85,500	2,065,680
Hallmark Financial Services, Inc.*	99,500	1,202,955
Kingstone Cos., Inc.+	17,400	140,940
Kingsway Financial Services, Inc.*	22,000	123,420
United Insurance Holdings Corp.	187,000	4,104,650

		8,717,009

Internet Software & Services - 2.64%
Autobytel, Inc.*	115,400	1,257,860
BroadVision, Inc.*+	72,749	430,674
TheStreet, Inc.	113,700	270,606
Tucows, Inc., Class A*+	47,000	912,270
United Online, Inc.	24,000	349,200

19	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Internet Software & Services (continued)
Unwired Planet, Inc.*	452,500	$452,500

		3,673,110

IT Services - 3.41%
CSP, Inc.	16,800	124,320
Edgewater Technology, Inc.*+	38,300	287,442
Hackett Group, Inc. (The)	51,400	451,806
Information Services Group, Inc.*	346,100	1,460,542
Mattersight Corp.*+	74,600	466,250
NCI, Inc., Class A*	85,000	867,850
Newtek Business Services Corp.*+	33,000	487,080
StarTek, Inc.*+	62,100	605,475

		4,750,765

Leisure Equipment & Products - 0.86%
Escalade, Inc.	46,800	706,212
Summer Infant, Inc.*+	152,000	495,520

		1,201,732

Machinery - 3.49%
Accuride Corp.*	304,300	1,320,662
Commercial Vehicle Group, Inc.*	146,800	977,688
Eastern Co. (The)	8,700	149,205
Hurco Companies, Inc.	29,200	995,428
L.S. Starrett Co., Class A (The)	18,200	362,726
Xerium Technologies, Inc.*	66,600	1,050,948

		4,856,657

Marine - 0.14%
Diana Containerships, Inc.	100,000	188,000

Media - 4.29%
A.H. Belo Corp., Class A	105,700	1,097,166
Dex Media, Inc.*+	215,000	1,928,550
McClatchy Co. (The), Class A*	422,700	1,403,364
Radio One, Inc., Class D*+	77,600	129,592
Reading International, Inc., Class A*	106,500	1,412,190

		5,970,862

Metals & Mining - 2.69%
Asanko Gold, Inc.*	143,000	220,220
Noranda Aluminum Holding Corp.	581,400	2,046,528
Olympic Steel, Inc.	30,400	540,512

Industry Company	Shares	Value

Metals & Mining (continued)
Richmont Mines, Inc.*+	230,000	$729,100
Synalloy Corp.	11,497	202,462

		3,738,822

Multiline Retail - 1.14%
Bon-Ton Stores, Inc. (The)+	180,000	1,333,800
Gordmans Stores, Inc.*+	91,000	248,430

		1,582,230

Oil, Gas & Consumable Fuels - 2.47%
Aemetis, Inc.*+	27,501	159,231
Andatee China Marine Fuel Services Corp.*+	100,000	154,000
Green Brick Partners, Inc.*	49,000	401,800
Midstates Petroleum Co., Inc.*+	543,300	820,383
Pacific Ethanol, Inc.*+	126,000	1,301,580
Warren Resources, Inc.*	375,700	604,877

		3,441,871

Personal Products - 0.47%
Mannatech, Inc.*	13,000	346,450
Synutra International, Inc.*+	50,000	304,000

		650,450

Pharmaceuticals - 0.54%
Heska Corp.*	41,200	746,956

Professional Services - 2.22%
CRA International, Inc.*	23,600	715,552
CTPartners Executive Search, Inc.*	90,000	1,367,100
VSE Corp.	15,200	1,001,680

		3,084,332

Real Estate Investment Trusts (REITs) - 0.23%
Gyrodyne Special Distribution, LLCΔ	5,100	15,300
Sotherly Hotels, Inc.	40,800	306,000

		321,300

Road & Rail - 4.43%
Covenant Transportation Group, Inc., Class A*	74,700	2,025,117
P.A.M. Transportation Services, Inc.*	37,700	1,954,368
USA Truck, Inc.*	77,000	2,186,800

		6,166,285

www.bridgeway.com	20

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment - 4.18%
Actions Semiconductor Co., Ltd. - ADR*	58,000	$112,520
Alpha & Omega Semiconductor, Ltd.*	50,000	442,500
Cascade Microtech, Inc.*	54,203	791,906
Cohu, Inc.	62,000	737,800
CyberOptics Corp.*	18,600	178,746
inTEST Corp.*+	16,500	70,290
Mattson Technology, Inc.*	350,000	1,190,000
MaxLinear, Inc., Class A*	130,600	967,746
Vitesse Semiconductor Corp.*	351,500	1,328,670

		5,820,178

Software - 1.41%
ePlus, Inc.*	15,700	1,188,333
Evolving Systems, Inc.	23,300	218,321
QAD, Inc., Class A+	24,700	558,714

		1,965,368

Specialty Retail - 3.05%
Build-A-Bear Workshop, Inc.*	35,000	703,500
Christopher & Banks Corp.*	350,200	1,999,642
hhgregg, Inc.*+	204,300	1,546,551

		4,249,693

Textiles, Apparel & Luxury Goods - 0.45%
Joe’s Jeans, Inc.*	378,500	125,359
Superior Uniform Group, Inc.	17,000	499,290

		624,649

Thrifts & Mortgage Finance - 3.91%
Alliance Bancorp, Inc. of Pennsylvania	24,400	435,540
BankFinancial Corp.+	42,700	506,422
Charter Financial Corp.	101,000	1,156,450
Citizens Community Bancorp, Inc.	15,600	141,960
HF Financial Corp.	40,000	558,000
Home Bancorp, Inc.+	35,000	802,900
IMPAC Mortgage Holdings, Inc.*+	40,000	248,000
Laporte Bancorp, Inc.+	7,400	92,426
NASB Financial, Inc.+	21,600	522,720
Riverview Bancorp, Inc.*	70,600	316,288
SI Financial Group, Inc.	21,000	233,940
Simplicity Bancorp, Inc.	15,000	257,250
United Community Bancorp+	14,000	163,100

		5,434,996

Industry Company		Shares	Value

Trading Companies & Distributors - 1.13%
General Finance Corp.*+		66,200	$652,732
Willis Lease Finance Corp.*		41,900	917,610

			1,570,342

Wireless Telecommunication Services - 0.24%
NTELOS Holdings Corp.		78,800	330,172

TOTAL COMMON STOCKS - 99.83%			138,892,548

(Cost $120,998,528)

DIVIDEND NOTE - 0.01%
Gyrodyne Dividend Notes, 5%Δ		5,100	8,007

TOTAL DIVIDEND NOTE - 0.01%			8,007

(Cost $ — )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Dreyfus Cash Management Fund	0.03%	643	643

TOTAL MONEY MARKET FUND - 0.00%			643

(Cost $643)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.13%
Dreyfus Cash Management Fund**	0.03%	11,317,492	11,317,492

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.13%			11,317,492

(Cost $11,317,492)

TOTAL INVESTMENTS - 107.97%			150,218,690

(Cost $132,316,663)
Liabilities in Excess of Other Assets - (7.97%)			(11,082,250)

NET ASSETS - 100.00%			$139,136,440

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $10,667,365 as of December 31, 2014.

ADR - American Depositary Receipt

21	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):
		Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$138,877,248	$—	$15,300	$138,892,548
Dividend Note	—	—	8,007	8,007
Money Market Fund	—	643	—	643
Investments Purchased with Cash Proceeds from Securities Lending	—	11,317,492	—	11,317,492

TOTAL	$138,877,248	$11,318,135	$23,307	$150,218,690

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Investment in Securities (Value)
	Common Stocks	Dividend Note	Total
Balance as of 06/30/2014	$272,250	$0	$272,250
Purchases	—	—	—
Sales	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/ (depreciation)[1]	—	8,007	8,007
Transfers in	—	—	—
Transfers out[2]	(256,950)	—	(256,950)

Balance as of 12/31/2014	$15,300	$8,007	$23,307

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2014	$—	$8,007	$8,007

[1]  Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2] Transfers out represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period.

See Notes to Financial Statements.

www.bridgeway.com	22

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2014

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 8.64%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+5.54%) and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+7.58%). Our Fund underperformed the Russell Microcap Index (+11.19%) and the Russell 2000 Index (+9.73%). It was a mixed quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2014, our Fund returned 1.86%, outperforming our primary benchmark, the CRSP Cap-Based Portfolio 10 Index (-0.83%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-0.14%) and the Russell 2000 Index (+1.65%). Our Fund trailed the Russell Microcap Index (+2.06%).

For the calendar year, our Fund returned 4.61%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+2.86%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-0.17%) and the Russell Microcap Index (+3.65%). Our Fund trailed the Russell 2000 Index (+4.89%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	8.64%	1.86%	4.61%	16.83%	6.18%	11.53%	11.45%
CRSP Cap-Based Portfolio 10 Index	5.54%	-0.83%	2.86%	15.64%	8.47%	12.35%	11.75%
Russell Microcap Index	11.19%	2.06%	3.65%	16.14%	5.96%	N/A	N/A
Russell 2000 Index	9.73%	1.65%	4.89%	15.55%	7.77%	7.38%	7.71%
Lipper Micro-Cap Stock Funds Index	7.58%	-0.14%	-0.17%	15.19%	6.84%	6.97%	8.06%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 951 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value-weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Ultra-Small Company Market Fund ranked 11th of 70 micro-cap funds for the twelve months ending December 31, 2014, 16th of 53 over the last five years, 27th of 36 over the last ten years, and 3rd of 17 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

23	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index    from Inception 7/31/97 to 12/31/14

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

Our Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the quarter. A primary driver of the Fund’s performance relates to the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small company stocks. In order to keep the Fund’s turnover low, the Fund’s adviser does not sell a stock immediately when is outgrows the CRSP 10 (ultra-small) size threshold.

While a majority of the Fund’s assets are ultra-small (decile 10), holdings in slightly larger cap stocks contributed to the Fund’s relative performance, as the ultra-small category of stocks lagged that of its nearby small brethren (deciles 8 and 9). Our sidestepping models, which seek to avoid up to ten percent of the universe of ultra-small stocks that may go bankrupt or plummet precipitously, also performed favorably this quarter.

www.bridgeway.com	24

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	89 Years
1 (ultra-large)	4.16%	5.92%	12.28%	14.80%	7.38%	9.36%
2	5.94%	6.49%	16.00%	17.69%	9.75%	10.65%
3	5.71%	3.81%	10.24%	17.54%	9.34%	11.12%
4	2.37%	-1.28%	7.64%	16.74%	9.94%	11.00%
5	5.21%	-0.18%	5.36%	17.24%	11.02%	11.66%
6	5.20%	-0.86%	4.14%	17.27%	8.86%	11.51%
7	7.48%	0.10%	6.81%	17.49%	9.90%	11.64%
8	8.46%	0.54%	1.73%	17.05%	9.74%	11.69%
9	10.39%	-0.14%	2.07%	15.96%	8.29%	11.63%
10 (ultra-small)	5.54%	-0.83%	2.86%	15.64%	8.47%	13.54%

[1]	Performance figures are as of the period ended December 31, 2014. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

Our Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the calendar year. Our strategy of avoiding a relatively small percentage of stocks that can be very damaging in downturns added to our relative performance for the calendar year. We are pleased with the Fund’s performance, in line with Fund design.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Famous Dave’s of America, Inc.	Hotels, Restaurants & Leisure	0.8%
2	OvaScience, Inc.	Biotechnology	0.6%
3	Cempra, Inc.	Pharmaceuticals	0.5%
4	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.5%
5	Tetraphase Pharmaceuticals, Inc.	Biotechnology	0.5%
6	Achillion Pharmaceuticals, Inc.	Biotechnology	0.5%
7	Lifeway Foods, Inc.	Food Products	0.4%
8	Hurco Companies, Inc.	Machinery	0.4%
9	Pacific Biosciences of California, Inc.	Life Sciences Tools & Services	0.4%
10	Nautilus, Inc.	Leisure Equipment & Products	0.4%
	Total		5.0%

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	15.2%	15.6%	-0.4%
Consumer Staples	4.2%	3.6%	0.6%
Energy	3.6%	4.3%	-0.7%
Financials	22.6%	22.8%	-0.2%
Health Care	19.1%	18.3%	0.8%
Industrials	11.1%	11.4%	-0.3%
Information Technology	18.4%	18.0%	0.4%
Materials	3.1%	3.9%	-0.8%
Telecommunication Services	1.2%	1.2%	0.0%
Utilities	0.9%	1.0%	-0.1%
Cash & Other Assets	0.6%	0.0%	0.6%
Total	100.0%	100.0%

25	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies,” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	26

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.36%
Aerospace & Defense - 0.97%
Arotech Corp.*+	81,000	$187,920
Breeze-Eastern Corp.*	4,000	40,600
CPI Aerostructures, Inc.*	31,479	330,215
Ducommun, Inc.*	25,300	639,584
Erickson, Inc.*+	30,000	250,200
Innovative Solutions & Support, Inc.*	83,454	265,384
LMI Aerospace, Inc.*+	35,000	493,500
SIFCO Industries, Inc.	8,300	241,945
Sparton Corp.*	48,300	1,368,822
Tel-Instrument Electronics Corp.*+	15,000	78,750

		3,896,920

Air Freight & Logistics - 0.13%
Radiant Logistics, Inc.*	125,000	528,750

Auto Components - 1.26%
China XD Plastics Co., Ltd.*+	91,000	494,130
Fuel Systems Solutions, Inc.*	18,000	196,920
Shiloh Industries, Inc.*	51,250	806,162
SORL Auto Parts, Inc.*+	109,900	405,531
Spartan Motors, Inc.	169,800	893,148
Stoneridge, Inc.*	51,700	664,862
Strattec Security Corp.	19,100	1,577,278

		5,038,031

Beverages - 0.79%
Castle Brands, Inc.*+	149,187	241,683
Craft Brew Alliance, Inc.*	92,200	1,229,948
MGP Ingredients, Inc.	75,862	1,203,171
Primo Water Corp.*	112,930	486,728

		3,161,530

Biotechnology - 7.96%
Achillion Pharmaceuticals, Inc.*+	150,000	1,837,500
Actinium Pharmaceuticals, Inc.*	51,151	301,279
Adamas Pharmaceuticals, Inc.*	700	12,159
Amicus Therapeutics, Inc.*	115,000	956,800
Applied Genetic Technologies Corp.*	655	13,768
Aquinox Pharmaceuticals, Inc.*	5,000	37,500
Argos Therapeutics, Inc.*+	40,000	400,000
Arqule, Inc.*	137,831	168,154
Asterias Biotherapeutics, Inc.*+	13,125	42,394

Industry Company	Shares	Value

Biotechnology (continued)
AVEO Pharmaceuticals, Inc.*	180,000	$151,236
BIND Therapeutics, Inc.*+	63,700	343,980
BioSpecifics Technologies Corp.*	22,314	861,767
Biota Pharmaceuticals, Inc.*	10,934	24,492
Cara Therapeutics, Inc.*	35,000	348,950
CareDx, Inc.*	2,700	19,575
Celladon Corp.*	55,900	1,091,727
Cellular Dynamics International, Inc.*	50,000	321,500
ChemoCentryx, Inc.*+	120,000	819,600
Codexis, Inc.*+	150,500	379,260
Conatus Pharmaceuticals, Inc.*+	85,500	598,500
Concert Pharmaceuticals, Inc.*	43,500	579,420
Curis, Inc.*	220,000	330,000
Dicerna Pharmaceuticals, Inc.*+	45,000	741,150
Eagle Pharmaceuticals, Inc.*	31,968	495,504
Eleven Biotherapeutics, Inc.*+	35,265	418,948
Esperion Therapeutics, Inc.*	25,000	1,011,000
Five Prime Therapeutics, Inc.*	59,000	1,593,000
Flexion Therapeutics, Inc.*	30,000	605,700
Genocea Biosciences, Inc.*+	30,016	210,112
Geron Corp.*+	315,000	1,023,750
GlycoMimetics, Inc.*	29,589	213,041
GTx, Inc.*+	38,012	27,749
Harvard Apparatus Regenerative Technology, Inc.*	41,754	132,778
Immunomedics, Inc.*+	222,900	1,069,920
IsoRay, Inc.*+	150,000	219,000
KaloBios Pharmaceuticals, Inc.*+	76,884	133,009
Medgenics, Inc.*+	51,386	260,013
MediciNova, Inc.*+	40,000	121,600
NanoViricides, Inc.*+	154,500	420,240
Neuralstem, Inc.*+	263,983	718,034
Oncothyreon, Inc.*	424,988	807,477
OvaScience, Inc.*+	50,000	2,211,000
Pfenex, Inc.*	2,000	14,640
PharmAthene, Inc.*	178,826	323,675
Progenics Pharmaceuticals, Inc.*+	72,400	547,344
Protalix BioTherapeutics, Inc.*+	239,910	441,434

27	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
Regulus Therapeutics, Inc.*+	50,000	$802,000
Repligen Corp.*	50,000	990,000
Retrophin, Inc.*+	54,900	671,976
Rexahn Pharmaceuticals, Inc.*	180,000	126,000
Rigel Pharmaceuticals, Inc.*	150,000	340,500
Synergy Pharmaceuticals, Inc.*+	111,674	340,606
Targacept, Inc.*	203,100	534,153
TetraLogic Pharmaceuticals Corp.*+	10,050	48,441
Tetraphase Pharmaceuticals, Inc.*	50,000	1,985,500
Trevena, Inc.*	7,337	43,875
Vanda Pharmaceuticals, Inc.*+	79,300	1,135,576
Verastem, Inc.*+	75,000	685,500
Vical, Inc.*	100,000	105,000
XOMA Corp.*+	190,000	682,100

		31,890,906

Building Products - 0.12%
Alpha Pro Tech, Ltd.*+	106,700	274,219
Ameresco, Inc., Class A*	6,000	42,000
Norcraft Companies, Inc.*	8,965	173,024

		489,243

Capital Markets - 1.94%
Calamos Asset Management, Inc., Class A	53,500	712,620
FBR & Co.*	43,175	1,061,673
Institutional Financial Markets, Inc.	30,000	52,500
JMP Group, Inc.	96,851	738,005
KCAP Financial, Inc.+	93,900	640,398
Manning & Napier, Inc.	44,100	609,462
Medallion Financial Corp.+	86,711	867,977
OFS Capital Corp.+	40,000	471,200
Oppenheimer Holdings, Inc., Class A	31,550	733,538
Pzena Investment Management, Inc., Class A	52,800	499,488
Silvercrest Asset Management Group LLC, Class A	14,000	219,100
SWS Group, Inc.*	166,800	1,152,588

		7,758,549

Industry Company	Shares	Value

Chemicals - 1.45%
BioAmber, Inc.*+	11,480	$96,317
Chase Corp.	27,800	1,000,522
Core Molding Technologies, Inc.*	45,100	622,380
Gulf Resources, Inc.*	150,000	174,000
KMG Chemicals, Inc.+	40,100	802,000
Landec Corp.*	89,200	1,231,852
Northern Technologies International Corp.*	11,900	253,946
OMNOVA Solutions, Inc.*	66,000	537,240
Trecora Resources*	74,649	1,097,340

		5,815,597

Commercial Banks - 12.08%
1st Constitution Bancorp*	11,550	123,123
Access National Corp.	33,500	567,155
American National Bankshares, Inc.	22,100	548,301
American River Bankshares*	56,000	527,520
AmeriServ Financial, Inc.	155,671	488,807
Anchor Bancorp, Inc.*+	10,000	204,000
Bank of Commerce Holdings+	87,441	522,023
Bank of Kentucky Financial Corp. (The)	16,100	777,147
Bar Harbor Bankshares+	18,000	576,000
BCB Bancorp, Inc.	23,500	275,655
Bridge Capital Holdings*	11,800	264,084
C&F Financial Corp.	6,300	250,362
Camden National Corp.	11,800	470,112
Capital City Bank Group, Inc.+	50,390	783,061
Carolina Bank Holdings, Inc.*+	27,000	251,100
Century Bancorp, Inc., Class A	23,272	932,276
Citizens Holding Co.+	20,670	401,618
CNB Financial Corp.	42,200	780,700
Codorus Valley Bancorp, Inc.+	13,230	269,231
Colony Bankcorp, Inc.*	16,668	131,344
Community West Bancshares	19,266	130,431
ConnectOne Bancorp, Inc.	20,417	387,923
Eastern Virginia Bankshares, Inc.*	48,536	314,028
Enterprise Bancorp, Inc.+	9,502	239,926
Evans Bancorp, Inc.+	16,701	411,680
Farmers Capital Bank Corp.*	57,149	1,331,000

www.bridgeway.com	28

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Fidelity Southern Corp.	36,074	$581,152
Financial Institutions, Inc.	34,700	872,705
First Bancorp+	49,000	905,030
First Bancorp, Inc.	33,300	602,397
First Bancshares, Inc.+	12,794	185,641
First Business Financial Services, Inc.	18,354	879,340
First Community Bancshares, Inc.+	50,000	823,500
First South Bancorp, Inc.+	33,322	265,243
First United Corp.*	9,200	79,028
First West Virginia Bancorp+	8,100	164,430
German American Bancorp, Inc.	17,500	534,100
Guaranty Bancorp	61,440	887,194
Hampton Roads Bankshares, Inc.*+	369,600	620,928
Heritage Commerce Corp.	74,300	656,069
Horizon Bancorp	23,500	614,290
Independent Bank Corp., MI	70,000	913,500
Intervest Bancshares Corp.	78,212	786,031
Landmark Bancorp, Inc.+	11,035	234,163
LNB Bancorp, Inc.	36,700	661,701
Macatawa Bank Corp.+	51,500	280,160
MainSource Financial Group, Inc.	25,650	536,598
MBT Financial Corp.*	57,485	286,850
Mercantile Bank Corp.	29,892	628,330
Merchants Bancshares, Inc.	28,700	879,081
Metro Bancorp, Inc.*	40,600	1,052,352
MidSouth Bancorp, Inc.+	35,900	622,506
MidWestOne Financial Group, Inc.	31,300	901,753
MutualFirst Financial, Inc.+	9,849	216,383
NewBridge Bancorp*	86,806	756,080
Northeast Bancorp	35,000	337,400
Northrim BanCorp, Inc.	34,700	910,528
Ohio Valley Banc Corp.+	19,500	474,825
Old Second Bancorp, Inc.*	15,000	80,550
Pacific Continental Corp.	53,611	760,204
Pacific Mercantile Bancorp*	48,521	341,588
Pacific Premier Bancorp, Inc.*	48,500	840,505
Park Sterling Corp.	120,700	887,145
Peapack Gladstone Financial Corp.	39,777	738,261
Penns Woods Bancorp, Inc.	16,400	807,864
Peoples Bancorp of North Carolina, Inc.	34,901	627,171
Peoples Bancorp, Inc.	28,400	736,412

Industry Company	Shares	Value

Commercial Banks (continued)
Preferred Bank	33,680	$939,335
Premier Financial Bancorp, Inc.+	43,837	682,980
QCR Holdings, Inc.+	13,200	238,128
Republic First Bancorp, Inc.*+	83,000	311,250
Royal Bancshares of Pennsylvania, Inc., Class A*	78,195	125,894
SB Financial Group, Inc.	9,641	90,240
Seacoast Banking Corp. of Florida*	67,355	926,131
Select Bancorp, Inc.*	10,076	74,260
Shore Bancshares, Inc.*	25,000	232,500
Sierra Bancorp	42,900	753,324
Southcoast Financial Corp.*+	49,500	348,975
Southern First Bancshares, Inc.*+	32,215	526,071
Southern National Bancorp of Virginia, Inc.	70,892	801,080
Southwest Bancorp, Inc.	73,100	1,269,016
Suffolk Bancorp	37,000	840,270
Sun Bancorp, Inc.*	44,240	858,256
Trico Bancshares	22,995	567,976
Univest Corp. of Pennsylvania	15,000	303,600
West Bancorporation, Inc.	48,200	820,364
Yadkin Financial Corp.*	38,500	756,525

		48,393,770

Commercial Services & Supplies - 1.01%
Acme United Corp.	2,000	39,980
AMREP Corp.*+	17,000	65,280
ARC Document Solutions, Inc.*	50,000	511,000
Casella Waste Systems, Inc., Class A*	117,656	475,330
Cenveo, Inc.*+	310,600	652,260
CompX International, Inc.	3,200	37,760
Courier Corp.	51,100	762,412
Ecology & Environment, Inc., Class A+	3,000	27,570
Fuel Tech, Inc.*+	65,000	248,950
Heritage-Crystal Clean, Inc.*	23,000	283,590
Intersections, Inc.+	85,300	333,523
Standard Register Co. (The)*+	5,000	16,300
TRC Cos., Inc.*	76,979	488,047

29	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies (continued)
Versar, Inc.*	33,000	$104,280

		4,046,282

Communications Equipment - 2.12%
Alliance Fiber Optic Products, Inc.+	45,000	652,950
Aviat Networks, Inc.*	350,239	525,359
Bel Fuse, Inc., Class B	34,700	948,698
Clearfield, Inc.*+	48,300	594,573
Communications Systems, Inc.	28,900	308,941
Digi International, Inc.*	70,000	650,300
EMCORE Corp.*	46,452	246,196
KVH Industries, Inc.*	60,410	764,186
Meru Networks, Inc.*+	97,950	368,292
Numerex Corp., Class A*	30,000	331,800
PC-Tel, Inc.	87,800	760,348
RELM Wireless Corp.*+	78,900	378,720
ShoreTel, Inc.*	137,000	1,006,950
Tessco Technologies, Inc.	24,500	710,500
Westell Technologies, Inc., Class A*	175,000	262,500

		8,510,313

Computers & Peripherals - 1.61%
Astro-Med, Inc.	32,800	541,200
Concurrent Computer Corp.	55,600	394,204
Datalink Corp.*	57,700	744,330
Dot Hill Systems Corp.*	269,400	1,190,748
Hutchinson Technology, Inc.*+	75,000	262,500
Imation Corp.*	235,100	891,029
Immersion Corp.*	62,900	595,663
Intevac, Inc.*	25,000	194,250
Novatel Wireless, Inc.*	78,800	253,736
Quantum Corp.*+	350,100	616,176
Qumu Corp.*	36,400	497,588
Transact Technologies, Inc.	20,000	107,400
USA Technologies, Inc.*	111,400	179,354

		6,468,178

Construction & Engineering - 1.20%
Furmanite Corp.*	125,500	981,410
Goldfield Corp. (The)*	33,300	80,919
Integrated Electrical Services, Inc.*	109,312	852,634
Layne Christensen Co.*+	65,430	624,202
Northwest Pipe Co.*	29,100	876,492
Orion Marine Group, Inc.*	74,300	821,015

Industry Company	Shares	Value

Construction & Engineering (continued)
Sterling Construction Co., Inc.*	48,250	$308,318
Willdan Group, Inc.*	20,000	269,800

		4,814,790

Construction Materials - 0.33%
United States Lime & Minerals, Inc.	18,300	1,333,338

Consumer Finance - 0.57%
Asta Funding, Inc.*	122,300	1,070,125
Atlanticus Holdings Corp.*	58,961	144,454
Consumer Portfolio Services, Inc.*	50,000	368,000
QC Holdings, Inc.	56,600	91,692
Regional Management Corp.*	38,000	600,780

		2,275,051

Containers & Packaging - 0.16%
AEP Industries, Inc.*	10,900	633,835

Distributors - 0.49%
AMCON Distributing Co.	2,300	181,125
VOXX International Corp.*	94,001	823,449
Weyco Group, Inc.	32,000	949,440

		1,954,014

Diversified Consumer Services - 0.76%
Cambium Learning Group, Inc.*	37,250	61,835
Career Education Corp.*	92,550	644,148
Carriage Services, Inc.	33,700	706,015
Collectors Universe, Inc.	26,360	549,870
Learning Tree International, Inc.*	25,400	44,450
Lincoln Educational Services Corp.	78,400	221,088
National American University Holdings, Inc.+	70,988	190,603
Universal Technical Institute, Inc.	63,400	623,856

		3,041,865

Diversified Financial Services - 0.69%
California First National Bancorp	30,800	439,208
Gain Capital Holdings, Inc.	94,400	851,488
JG Wentworth Co.*	9,540	101,696

www.bridgeway.com	30

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
Marlin Business Services Corp.	29,500	$605,635
Resource America, Inc., Class A	83,600	755,744

		2,753,771

Diversified Telecommunication Services - 0.97%
Alaska Communications Systems Group, Inc.*	173,000	309,670
Hawaiian Telcom Holdco, Inc.*	24,686	680,593
IDT Corp., Class B	50,567	1,027,016
Lumos Networks Corp.	35,000	588,700
ORBCOMM, Inc.*	71,000	464,340
Straight Path Communications, Inc., Class B*	42,470	804,806

		3,875,125

Electrical Equipment - 1.37%
Allied Motion Technologies, Inc.	53,650	1,270,969
Espey Manufacturing & Electronics Corp.	10,700	254,660
Global Power Equipment Group, Inc.	52,572	726,019
Highpower International, Inc.*+	50,000	248,500
LSI Industries, Inc.	84,000	570,360
Magnetek, Inc.*	10,000	406,500
Orion Energy Systems, Inc.*	35,000	192,500
PowerSecure International, Inc.*	47,600	554,540
Preformed Line Products Co.	4,145	226,441
SL Industries, Inc.*	20,250	789,750
Ultralife Corp.*	62,400	195,312
Vicor Corp.*	6,100	73,810

		5,509,361

Electronic Equipment, Instruments & Components - 2.96%
Agilysys, Inc.*	62,200	783,098
Audience, Inc.*+	19,000	83,600
ChyronHego Corp.*+	53,000	148,400
Echelon Corp.*	95,062	161,605
Electro Scientific Industries, Inc.	87,800	681,328
Frequency Electronics, Inc.*	41,000	468,630
ID Systems, Inc.*+	83,000	555,270
IEC Electronics Corp.*+	73,450	348,888
Iteris, Inc.*	172,520	298,460
Kemet Corp.*	66,600	279,720

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Key Tronic Corp.*+	27,200	$215,968
LoJack Corp.*	77,150	195,190
Maxwell Technologies, Inc.*+	55,000	501,600
Mesa Laboratories, Inc.	9,830	759,957
MOCON, Inc.	12,000	214,080
Multi-Fineline Electronix, Inc.*	55,300	621,019
NAPCO Security Technologies, Inc.*	35,000	164,500
PAR Technology Corp.*	104,750	644,212
PCM, Inc.*	74,200	706,384
Perceptron, Inc.	23,000	228,850
Planar Systems, Inc.*	75,000	627,750
Radisys Corp.*+	195,300	457,002
RF Industries, Ltd.+	35,000	142,450
Richardson Electronics, Ltd.	52,011	520,110
SMTC Corp.*	75,000	133,500
Speed Commerce, Inc.*+	230,600	712,554
Vicon Industries, Inc.	29,900	55,016
Vishay Precision Group, Inc.*	56,900	976,404
Wayside Technology Group, Inc.	10,000	172,100

		11,857,645

Energy Equipment & Services - 0.89%
Dawson Geophysical Co.	46,990	574,688
Enservco Corp.*+	29,967	48,247
Forbes Energy Services, Ltd.*	125,701	152,098
GreenHunter Resources, Inc.*+	199,000	143,280
Gulf Island Fabrication, Inc.	49,000	950,110
Mitcham Industries, Inc.*	80,800	479,144
Natural Gas Services Group, Inc.*	37,600	866,304
TGC Industries, Inc.*+	154,737	334,232

		3,548,103

Food & Staples Retailing - 0.46%
Ingles Markets, Inc., Class A	20,000	741,800
Pantry, Inc. (The)*	6,300	233,478
Roundy’s, Inc.	177,978	861,414

		1,836,692

Food Products - 1.83%
Alico, Inc.	14,200	710,426
Farmer Bros. Co.*	10,856	319,709

31	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Food Products (continued)
Griffin Land & Nurseries, Inc.	13,300	$399,798
Inventure Foods, Inc.*	59,000	751,660
John B. Sanfilippo & Son, Inc.	33,900	1,542,450
Liberator Medical Holdings, Inc.+	150,000	435,000
Lifeway Foods, Inc.*+	95,302	1,765,946
Omega Protein Corp.*	69,800	737,786
Seneca Foods Corp., Class A*	25,000	675,750

		7,338,525

Gas Utilities - 0.27%
Delta Natural Gas Co., Inc.+	20,000	425,000
Gas Natural, Inc.	58,000	639,160

		1,064,160

Health Care Equipment & Supplies - 3.35%
AdCare Health Systems, Inc.*+	25,000	100,000
Alphatec Holdings, Inc.*	305,231	430,376
Anika Therapeutics, Inc.*	18,339	747,131
AtriCure, Inc.*	44,000	878,240
CryoLife, Inc.	107,270	1,215,369
Cutera, Inc.*	60,200	642,936
Digirad Corp.	100,000	436,000
ERBA Diagnostics, Inc.*+	14,994	47,531
Exactech, Inc.*	25,000	589,250
Hansen Medical, Inc.*+	180,400	100,266
Kewaunee Scientific Corp.	14,000	249,200
LeMaitre Vascular, Inc.	50,000	382,500
Navidea Biopharmaceuticals, Inc.*+	640,480	1,210,507
PhotoMedex, Inc.*+	37,100	56,763
Retractable Technologies, Inc.*	10,000	50,000
RTI Surgical, Inc.*	148,600	772,720
SurModics, Inc.*	18,500	408,850
TransEnterix, Inc.*+	139,942	407,231
TriVascular Technologies, Inc.*+	30,400	382,128
Unilife Corp.*+	318,836	1,068,101
Utah Medical Products, Inc.	35,900	2,155,795
Vascular Solutions, Inc.*	25,000	679,000
Veracyte, Inc.*+	41,000	396,060

		13,405,954

Health Care Providers & Services - 2.18%
Addus HomeCare Corp.*	48,600	1,179,522
Alliance HealthCare Services, Inc.*	42,700	896,273

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Almost Family, Inc.*	24,400	$706,380
BioTelemetry, Inc.*	137,700	1,381,131
Cross Country Healthcare, Inc.*	71,000	886,080
Five Star Quality Care, Inc.*	125,100	519,165
InfuSystems Holdings, Inc.*+	100,000	315,000
PDI, Inc.*	25,000	44,750
Providence Service Corp. (The)*	13,100	477,364
RadNet, Inc.*	89,800	766,892
Skilled Healthcare Group, Inc., Class A*	159,798	1,369,469
Trupanion, Inc.*+	30,000	207,900

		8,749,926

Health Care Technology - 0.35%
Merge Healthcare, Inc.*	150,000	534,000
Vocera Communications, Inc.*	82,000	854,440

		1,388,440

Hotels, Restaurants & Leisure - 3.35%
Ambassadors Group, Inc.*	20,000	50,000
Ark Restaurants Corp.	9,900	223,047
Bravo Brio Restaurant Group, Inc.*+	25,929	360,672
Carrols Restaurant Group, Inc.*	94,100	717,983
Dover Downs Gaming & Entertainment, Inc.*	92,580	76,841
Empire Resorts, Inc.*+	50,000	388,000
Famous Dave’s of America, Inc.*	128,800	3,383,576
Frisch’s Restaurants, Inc.	26,100	699,480
Gaming Partners International Corp.*	56,300	473,483
Isle of Capri Casinos, Inc.*	114,000	954,180
Jamba, Inc.*	30,662	462,690
Kona Grill, Inc.*	67,500	1,558,575
Lakes Entertainment, Inc.*	42,300	283,410
Luby’s, Inc.*	85,600	389,480
Monarch Casino & Resort, Inc.*	42,877	711,329
Morgans Hotel Group Co.*	84,300	660,912
Nathan’s Famous, Inc.*	12,000	960,000
Nevada Gold & Casinos, Inc.*	120,000	147,720
Premier Exhibitions, Inc.*	150,000	91,500
Red Lion Hotels Corp.*+	74,900	474,866

www.bridgeway.com	32

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Town Sports International Holdings, Inc.+	61,087	$363,468

		13,431,212

Household Durables - 1.84%
Bassett Furniture Industries, Inc.	74,200	1,447,642
Blyth, Inc.	15,200	139,080
CSS Industries, Inc.	32,700	903,828
Emerson Radio Corp.	94,800	99,540
EveryWare Global, Inc.*+	153,100	111,763
Flexsteel Industries, Inc.	27,050	872,362
Hooker Furniture Corp.	53,300	915,161
Lifetime Brands, Inc.	65,000	1,118,000
Nova Lifestyle, Inc.*+	45,000	126,450
P&F Industries, Inc., Class A*+	10,500	84,420
Skullcandy, Inc.*	50,850	467,312
Stanley Furniture Co., Inc.*	67,783	185,725
UCP, Inc., Class A*	20,000	210,000
ZAGG, Inc.*	100,000	679,000

		7,360,283

Household Products - 0.31%
Oil-Dri Corp. of America+	20,800	678,704
Orchids Paper Products Co.	20,000	582,200

		1,260,904

Independent Power Producers & Energy Traders - 0.11%
American DG Energy, Inc.*	211,375	126,825
Genie Energy, Ltd., Class B	48,667	300,762
Synthesis Energy Systems, Inc.*	11,464	10,856

		438,443

Insurance - 1.36%
American Independence Corp.*+	7,500	73,950
Atlantic American Corp.+	14,056	56,646
Federated National Holding Co.	38,000	918,080
First Acceptance Corp.*+	266,700	680,085
Hallmark Financial Services, Inc.*	80,400	972,036
Health Insurance Innovations, Inc., Class A*+	14,116	101,071
Independence Holding Co.	69,190	965,200
Investors Title Co.+	9,600	694,656
Phoenix Cos., Inc. (The)*	14,200	977,954

		5,439,678

Industry Company	Shares	Value

Internet & Catalog Retail - 1.08%
1-800-Flowers.com, Inc., Class A*	110,000	$906,400
Blue Nile, Inc.*	15,000	540,150
CafePress, Inc.*+	87,588	205,832
EVINE Live, Inc.*	176,286	1,161,725
Gaiam, Inc., Class A*	45,000	320,850
Geeknet, Inc.*+	21,870	181,084
PetMed Express, Inc.+	46,647	670,317
US Auto Parts Network, Inc.*	145,751	341,057

		4,327,415

Internet Software & Services - 3.53%
Brightcove, Inc.*	87,477	680,571
Carbonite, Inc.*	58,060	828,516
Care.com, Inc.*+	25,831	213,881
Demand Media, Inc.*+	45,000	275,400
E2open, Inc.*+	95,000	912,950
iPass, Inc.*	90,081	123,411
Limelight Networks, Inc.*	359,837	996,748
Marchex, Inc., Class B	68,600	314,874
Millennial Media, Inc.*+	269,200	430,720
QuinStreet, Inc.*	95,000	576,650
RealNetworks, Inc.*	93,600	658,944
Reis, Inc.	42,100	1,101,757
Spark Networks, Inc.*+	64,800	232,632
Support.com, Inc.*+	189,545	399,940
Synacor, Inc.*	50,000	100,000
TechTarget, Inc.*	145,900	1,658,883
TheStreet, Inc.	116,900	278,222
Travelzoo, Inc.*	7,500	94,650
Tremor Video, Inc.*+	87,300	250,551
Tucows, Inc., Class A*+	71,150	1,381,022
United Online, Inc.	32,900	478,695
Unwired Planet, Inc.*	344,600	344,600
XO Group, Inc.*	54,813	998,145
YuMe, Inc.*+	26,900	135,576
Zix Corp.*	187,582	675,295

		14,142,633

IT Services - 2.03%
CIBER, Inc.*	215,000	763,250
Computer Task Group, Inc.	77,868	742,082
CSP, Inc.	15,000	111,000
Edgewater Technology, Inc.*	50,900	382,004
Hackett Group, Inc. (The)	119,928	1,054,167
Information Services Group, Inc.*	196,600	829,652
Innodata, Inc.*	148,955	434,949

33	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
IT Services (continued)
Lionbridge Technologies, Inc.*	193,995	$1,115,471
Mattersight Corp.*	30,000	187,500
ModusLink Global Solutions, Inc.*+	51,900	194,625
NCI, Inc., Class A*	38,430	392,370
PRGX Global, Inc.*+	68,500	391,820
ServiceSource International, Inc.*+	215,000	1,006,200
StarTek, Inc.*	45,000	438,750
WidePoint Corp.*	70,447	97,217

		8,141,057

Leisure Equipment & Products - 0.97%
Escalade, Inc.	39,780	600,280
JAKKS Pacific, Inc.*+	61,000	414,800
Johnson Outdoors, Inc., Class A	37,400	1,166,880
Marine Products Corp.	2,400	20,256
Nautilus, Inc.*	111,686	1,695,393

		3,897,609

Life Sciences Tools & Services - 1.32%
Enzo Biochem, Inc.*	201,300	893,772
Harvard Bioscience, Inc.*	167,017	946,986
NanoString Technologies, Inc.*	25,000	348,250
Pacific Biosciences of California, Inc.*	222,400	1,743,616
pSivida Corp.*+	168,000	690,480
Sequenom, Inc.*+	185,000	684,500

		5,307,604

Machinery - 2.73%
Accuride Corp.*	134,200	582,428
Ampco-Pittsburgh Corp.	31,499	606,356
Commercial Vehicle Group, Inc.*	60,000	399,600
Dynamic Materials Corp.	42,500	680,850
Eastern Co. (The)	33,600	576,240
Energy Recovery, Inc.*+	163,700	862,699
FreightCar America, Inc.	24,675	649,199
Gencor Industries, Inc.*	18,500	173,900
Graham Corp.	35,900	1,032,843
Hardinge, Inc.+	33,300	396,936
Hurco Companies, Inc.	51,334	1,749,976
Intelligent Systems Corp.*	35,362	53,043
Key Technology, Inc.*	23,900	305,920
L.S. Starrett Co., Class A (The)	12,500	249,125
MFRI, Inc.*	20,000	140,200

Industry Company	Shares	Value

Machinery (continued)
Miller Industries, Inc.	49,800	$1,035,342
PMFG, Inc.*	11,600	60,668
Supreme Industries, Inc., Class A	13,350	94,251
Tecumseh Products Co.*	57,700	178,293
Twin Disc, Inc.+	29,600	587,856
Xerium Technologies, Inc.*	33,550	529,419

		10,945,144

Marine - 0.11%
International Shipholding Corp.+	29,203	435,125

Media - 1.61%
A.H. Belo Corp., Class A	46,400	481,632
Ballantyne Strong, Inc.*	45,500	187,005
Beasley Broadcast Group, Inc., Class A	17,000	86,870
Dex Media, Inc.*+	86,451	775,465
Emmis Communications Corp., Class A*	159,500	298,265
Entercom Communications Corp., Class A*	80,000	972,800
Entravision Communications Corp., Class A	108,800	705,024
Lee Enterprises, Inc.*+	122,860	452,125
Martha Stewart Living Omnimedia, Inc., Class A*	90,200	388,762
McClatchy Co. (The), Class A*	188,650	626,318
ReachLocal, Inc.*+	71,500	245,960
Saga Communications, Inc., Class A	13,005	565,457
Salem Communications Corp., Class A	53,500	418,370
Sizmek, Inc.*	40,210	251,715

		6,455,768

Metals & Mining - 1.03%
A.M. Castle & Co.*+	78,900	629,622
Comstock Mining, Inc.*	155,376	118,086
Friedman Industries, Inc.	68,300	478,783
Gold Resource Corp.	144,500	488,410
Noranda Aluminum Holding Corp.	211,650	745,008
Olympic Steel, Inc.	26,100	464,058
Synalloy Corp.	25,400	447,294
United States Antimony Corp.*	269,221	188,455
Universal Stainless & Alloy Products, Inc.*+	14,928	375,439

www.bridgeway.com	34

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Metals & Mining (continued)
Walter Energy, Inc.	142,620	$196,816

		4,131,971

Multiline Retail - 0.22%
Bon-Ton Stores, Inc. (The)+	91,389	677,192
Gordmans Stores, Inc.*+	80,000	218,400

		895,592

Oil, Gas & Consumable Fuels - 2.73%
Adams Resources & Energy, Inc.	22,300	1,113,885
Aemetis, Inc.*	121,441	703,143
Amyris, Inc.*+	220,000	453,200
Aspen Aerogels, Inc.*+	70,508	562,654
BPZ Resources, Inc.*+	217,000	62,713
Callon Petroleum Co.*	182,800	996,260
Dakota Plains Holdings, Inc.*	40,000	70,400
Earthstone Energy, Inc.*	3,000	70,500
Emerald Oil, Inc.*+	53,000	63,600
Escalera Resources Co.*	97,100	50,492
Evolution Petroleum Corp.	36,300	269,709
FieldPoint Petroleum Corp.*	30,000	53,700
FX Energy, Inc.*+	395,000	612,250
Harvest Natural Resources, Inc.*	167,500	303,175
Independence Contract Drilling, Inc.*+	20,890	109,046
Miller Energy Resources, Inc.*+	186,418	233,022
Panhandle Oil & Gas, Inc., Class A	23,594	549,268
Penn Virginia Corp.*+	91,000	607,880
PetroQuest Energy, Inc.*	170,000	635,800
PostRock Energy Corp.*	43,607	16,135
REX American Resources Corp.*	20,249	1,254,831
Ring Energy, Inc.*+	44,053	462,556
Uranerz Energy Corp.*+	514,800	576,576
VAALCO Energy, Inc.*	100,000	456,000
Warren Resources, Inc.*	247,900	399,119
Yuma Energy, Inc.*	69,800	127,734
Zion Oil & Gas, Inc.*	81,200	111,244

		10,924,892

Paper & Forest Products - 0.16%
Orient Paper, Inc.*	87,811	97,470
Verso Paper Corp.*	160,400	550,172

		647,642

Personal Products - 0.77%
CCA Industries, Inc.*+	15,752	52,769

Industry Company	Shares	Value

Personal Products (continued)
IGI Laboratories, Inc.*+	163,211	$1,436,257
Mannatech, Inc.*	13,600	362,440
Natural Alternatives International, Inc.*+	19,910	106,518
Nutraceutical International Corp.*	37,000	797,720
Synutra International, Inc.*+	25,000	152,000
United-Guardian, Inc.+	10,000	194,500

		3,102,204

Pharmaceuticals - 3.93%
AcelRx Pharmaceuticals, Inc.*+	98,000	659,540
Achaogen, Inc.*	15,000	195,750
Agile Therapeutics, Inc.*	10,000	61,400
Alimera Sciences, Inc.*+	121,600	673,664
Ampio Pharmaceuticals, Inc.*+	100,750	345,573
ANI Pharmaceuticals, Inc.*	23,416	1,320,428
Cempra, Inc.*	92,500	2,174,675
Corium International, Inc.*	15,000	91,500
Cumberland Pharmaceuticals, Inc.*	67,500	405,000
Durect Corp.*	183,600	144,897
Egalet Corp.*+	74,700	425,043
Endocyte, Inc.*+	105,000	660,450
Horizon Pharma PLC*+	63,700	821,093
Ocera Therapeutics, Inc.*	25,000	159,250
Omeros Corp.*+	33,595	832,484
Pain Therapeutics, Inc.*+	316,853	643,212
Pernix Therapeutics Holdings, Inc.*	26,056	244,666
Pozen, Inc.*	81,600	652,800
Sciclone Pharmaceuticals, Inc.*	161,750	1,416,930
Sucampo Pharmaceuticals, Inc., Class A*+	104,000	1,485,120
Supernus Pharmaceuticals, Inc.*+	50,000	415,000
Tonix Pharmaceuticals Holding Corp.*	10,000	58,400
XenoPort, Inc.*	150,000	1,315,500
Zogenix, Inc.*	386,200	529,094

		15,731,469

Professional Services - 1.73%
CDI Corp.	27,000	478,170
CRA International, Inc.*	54,500	1,652,440
CTPartners Executive Search, Inc.*	27,400	416,206
Franklin Covey Co.*	37,000	716,320

35	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Professional Services (continued)
Heidrick & Struggles International, Inc.	50,000	$1,152,500
Hill International, Inc.*+	145,971	560,529
Hudson Global, Inc.*	56,696	175,758
Mastech Holdings, Inc.*	6,250	66,375
RCM Technologies, Inc.	32,700	228,900
Volt Information Sciences, Inc.*	15,676	168,203
VSE Corp.	20,200	1,331,180

		6,946,581

Real Estate Management & Development - 0.67%
AV Homes, Inc.*	54,600	795,522
Consolidated-Tomoka Land Co.	21,249	1,185,694
Maui Land & Pineapple Co., Inc.*+	30,000	182,100
Stratus Properties, Inc.*+	37,150	505,983

		2,669,299

Road & Rail - 0.92%
Covenant Transportation Group, Inc., Class A*	60,700	1,645,577
P.A.M. Transportation Services, Inc.*	14,750	764,640
Providence & Worcester Railroad Co.	5,000	90,050
Quality Distribution, Inc.*	20,000	212,800
USA Truck, Inc.*	35,000	994,000

		3,707,067

Semiconductors & Semiconductor Equipment - 3.35%
Amtech Systems, Inc.*	57,500	583,625
Axcelis Technologies, Inc.*	225,000	576,000
Cascade Microtech, Inc.*	69,700	1,018,317
CEVA, Inc.*	29,000	526,060
Cohu, Inc.	81,850	974,015
CyberOptics Corp.*	26,400	253,704
DSP Group, Inc.*	131,300	1,427,231
Entropic Communications, Inc.*	130,000	328,900
GigOptix, Inc.*	100,000	120,000
GSI Technology, Inc.*	161,417	805,471
Integrated Silicon Solution, Inc.	22,641	375,161
Intermolecular, Inc.*+	140,000	270,200
inTEST Corp.*	8,500	36,210
Kopin Corp.*	90,000	325,800
Mattson Technology, Inc.*	191,300	650,420
MaxLinear, Inc., Class A*	65,100	482,391
NeoPhotonics Corp.*+	125,000	422,500

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Pericom Semiconductor Corp.*	75,000	$1,015,500
Pixelworks, Inc.*+	122,500	558,600
Rudolph Technologies, Inc.*	35,929	367,554
Sigma Designs, Inc.*	48,523	359,070
Ultra Clean Holdings, Inc.*	118,377	1,098,539
Vitesse Semiconductor Corp.*	227,700	860,706

		13,435,974

Software - 2.78%
Actuate Corp.*	135,000	891,000
American Software, Inc., Class A	72,400	659,564
Bsquare Corp.*	9,500	43,225
Callidus Software, Inc.*	63,100	1,030,423
Cinedigm Corp., Class A*	414,897	672,133
Covisint Corp.*	110,000	291,500
Digimarc Corp.	23,100	627,165
Envivio, Inc.*+	104,693	140,289
Exa Corp.*+	29,000	341,620
FalconStor Software, Inc.*	135,000	180,900
Globalscape, Inc.	81,700	181,374
Glu Mobile, Inc.*	150,000	585,000
GSE Systems, Inc.*	154,525	245,695
Guidance Software, Inc.*+	77,857	564,463
Model N, Inc.*	50,252	533,676
QAD, Inc., Class A	33,000	746,460
QAD, Inc., Class B+	8,250	164,258
Rally Software Development Corp.*	20,000	227,400
Rosetta Stone, Inc.*	73,600	718,336
Seachange International, Inc.*	100,500	641,190
Smith Micro Software, Inc.*	75,400	73,138
TeleCommunication Systems, Inc., Class A*	180,834	564,202
Telenav, Inc.*	153,000	1,020,510

		11,143,521

Specialty Retail - 2.52%
Aeropostale, Inc.*+	100,000	232,000
America’s Car-Mart, Inc.*	15,000	800,700
bebe stores, inc.	100,000	219,000
Big 5 Sporting Goods Corp.	49,200	719,796
Books-A-Million, Inc.*	40,000	68,400
Build-A-Bear Workshop, Inc.*	59,500	1,195,950
Christopher & Banks Corp.*	20,000	114,200
Destination Maternity Corp.	20,800	331,760

www.bridgeway.com	36

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
Destination XL Group, Inc.*	174,100	$950,586
hhgregg, Inc.*+	50,000	378,500
Kirkland’s, Inc.*	43,000	1,016,520
New York & Co., Inc.*	76,100	200,904
Pacific Sunwear of California, Inc.*+	208,449	454,419
Sportsman’s Warehouse Holdings, Inc.*	55,000	402,600
Tandy Leather Factory, Inc.+	10,000	90,300
Tilly’s, Inc., Class A*	55,000	532,950
Trans World Entertainment Corp.	98,403	323,746
TravelCenters of America LLC*+	120,200	1,516,924
West Marine, Inc.*+	42,200	545,224

		10,094,479

Textiles, Apparel & Luxury Goods - 1.07%
Charles & Colvard, Ltd.*	50,521	92,959
Cherokee, Inc.	1,100	21,296
Culp, Inc.	51,016	1,106,027
Delta Apparel, Inc.*+	29,988	305,278
DGSE Cos., Inc.*+	38,800	48,500
Ever-Glory International Group, Inc.*+	10,000	59,900
Lakeland Industries, Inc.*+	13,300	124,621
Perry Ellis International, Inc.*	65,000	1,685,450
Rocky Brands, Inc.	52,200	692,172
Superior Uniform Group, Inc.	5,000	146,850

		4,283,053

Thrifts & Mortgage Finance - 5.25%
Alliance Bancorp, Inc. of Pennsylvania	22,000	392,700
ASB Bancorp, Inc.*+	21,000	431,760
Bank Mutual Corp.	129,000	884,940
BankFinancial Corp.	76,279	904,669
Cape Bancorp, Inc.	42,102	396,180
Chicopee Bancorp, Inc.+	26,500	443,875
Citizens Community Bancorp, Inc.	20,000	182,000
Eagle Bancorp Montana, Inc.	6,289	68,236
ESB Financial Corp.+	12,600	238,644
ESSA Bancorp, Inc.	37,400	448,800
Federal Agricultural Mortgage Corp., Class C	24,200	734,228
First Defiance Financial Corp.	44,900	1,529,294
First Financial Northwest, Inc.	61,600	741,664

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
Fox Chase Bancorp, Inc.	14,133	$235,597
Franklin Financial Corp.*	32,800	694,704
Guaranty Federal Bancshares, Inc.+	20,856	279,470
Hampden Bancorp, Inc.	13,089	280,105
Heritage Financial Group, Inc.	21,900	567,210
HF Financial Corp.	12,000	167,400
Hingham Institution for Savings	2,500	217,525
HMN Financial, Inc.*	25,000	310,000
Home Bancorp, Inc.	48,000	1,101,120
HomeStreet, Inc.	20,000	348,200
HopFed Bancorp, Inc.	13,088	166,479
Lake Shore Bancorp, Inc.+	22,150	295,702
Louisiana Bancorp, Inc.+	19,000	430,920
Meta Financial Group, Inc.	17,155	601,111
Naugatuck Valley Financial Corp.*	28,501	244,824
New Hampshire Thrift Bancshares, Inc.	18,250	285,065
Northeast Community Bancorp, Inc.	55,658	401,851
Ocean Shore Holding Co.+	51,837	746,971
OceanFirst Financial Corp.	29,200	500,488
Oneida Financial Corp.+	20,000	252,400
Provident Financial Holdings, Inc.	63,617	962,525
Pulaski Financial Corp.	43,500	536,355
Riverview Bancorp, Inc.*	67,406	301,979
Security National Financial Corp., Class A*+	36,750	211,680
SI Financial Group, Inc.	34,276	381,835
Simplicity Bancorp, Inc.	58,555	1,004,218
Southern Missouri Bancorp, Inc.	50	1,898
Territorial Bancorp, Inc.	22,300	480,565
Timberland Bancorp, Inc.	24,222	256,753
United Community Bancorp	6,200	72,230
United Community Financial Corp.	137,800	739,986
Wayne Savings Bancshares, Inc.+	7,800	102,024
Westfield Financial, Inc.	64,100	470,494

		21,046,674

Trading Companies & Distributors - 0.79%
AeroCentury Corp.*+	10,900	94,939
BlueLinx Holdings, Inc.*	37,724	43,760
EnviroStar, Inc.+	35,000	99,050
General Finance Corp.*	60,000	591,600

37	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Trading Companies & Distributors (continued)
Houston Wire & Cable Co.		52,900	$632,155
Lawson Products, Inc.*		32,400	860,868
Titan Machinery, Inc.*+		18,000	250,920
Transcat, Inc.*		5,000	50,350
Willis Lease Finance Corp.*		24,400	534,360

			3,158,002

Water Utilities - 0.56%
Artesian Resources Corp., Class A		21,500	485,685
Cadiz, Inc.*+		11,700	131,040
York Water Co.+		69,850	1,621,218

			2,237,943

Wireless Telecommunication Services - 0.26%
Boingo Wireless, Inc.*+		70,000	536,900
Spok Holdings, Inc.		30,000	520,800

			1,057,700

TOTAL COMMON STOCKS - 99.36%			398,175,602

(Cost $269,665,107)

EXCHANGE TRADED FUND - 0.32%
iShares Micro-Cap ETF+		16,525	1,272,094

TOTAL EXCHANGE TRADED FUND - 0.32%			1,272,094

(Cost $442,002)

WARRANTS - 0.01%
Biotime, Inc.,expire 10/01/18*+		16,058	16,861

TOTAL WARRANTS - 0.01%			16,861

(Cost $15,589)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.18%
Dreyfus Cash Management-Inst Fund	0.03%	737,063	737,063

TOTAL MONEY MARKET FUND - 0.18%			737,063

(Cost $737,063)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.59%
Dreyfus Cash Management Fund**	0.03%	42,446,552	42,446,552

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.59%			42,446,552

(Cost $42,446,552)

Value

TOTAL INVESTMENTS - 110.46%	$442,648,172
(Cost $313,306,313)

Liabilities in Excess of Other Assets - (10.46%)	(41,910,877)

NET ASSETS - 100.00%	$400,737,295

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $40,839,065 as of December 31, 2014.

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2014

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$398,175,602	$—	$—	$398,175,602
Exchange Traded Fund	1,272,094	—	—	1,272,094
Warrants	16,861	—	—	16,861
Money Market Fund	—	737,063	—	737,063
Investments Purchased with Cash Proceeds from Securities Lending	—	42,446,552	—	42,446,552

TOTAL	$399,464,557	$43,183,615	$—	$442,648,172

See Notes to Financial Statements.

www.bridgeway.com	38

Small-Cap Momentum Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2014

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 7.43%, underperforming our primary market benchmark, the Russell 2000 Index (+9.73%). While it was a good quarter in absolute terms, we are disappointed with our relative returns.

For the six-month “semi-annual” period ending December 31, 2014, our Fund declined 1.16%, trailing the Russell 2000 Index (+1.65%).

For the calendar year, our Fund declined 0.94%, underperforming the Russell 2000 Index (+4.89%).

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	7.43%	-1.16%	-0.94%	14.01%
Russell 2000 Index	9.73%	1.65%	4.89%	15.48%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value-weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Small-Cap Momentum Fund ranked 731st of 801 small-cap core funds for the twelve months ending December 31, 2014 and 395th of 631 such funds since inception in May 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

39	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 12/31/14

Detailed Explanation of Quarterly Performance

Within our universe of small companies, price momentum generally performed poorly relative to the non-momentum stocks in the December quarter. The risk-adjustment overlay feature of the Fund further hurt in the up market.

Detailed Explanation of Calendar Year Performance

Similar to the quarter, momentum holdings lagged the Russell 2000 Index for the calendar year, and the risk-adjustment overlay feature detracted from performance. Holdings in the Information Technology, Consumer Discretionary and Financials sectors hurt the Fund’s relative performance for the year.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Hawaiian Electric Industries, Inc.	Electric Utilities	0.7%
2	Bruker Corp.	Life Sciences Tools & Services	0.7%
3	Strategic Hotels & Resorts, Inc.	Real Estate Investment Trusts (REITs)	0.7%
4	First Horizon National Corp.	Commercial Banks	0.7%
5	Radian Group, Inc.	Thrifts & Mortgage Finance	0.7%
6	DCT Industrial Trust, Inc.	Real Estate Investment Trusts (REITs)	0.7%
7	IDACORP, Inc.	Electric Utilities	0.7%
8	Cavium, Inc.	Semiconductors & Semiconductor Equipment	0.6%
9	LifePoint Hospitals, Inc.	Health Care Providers & Services	0.6%
10	Bright Horizons Family Solutions, Inc.	Diversified Consumer Services	0.6%
	Total		6.7%

www.bridgeway.com	40

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	8.9%	13.7%	-4.8%
Consumer Staples	2.5%	3.3%	-0.8%
Energy	0.4%	3.5%	-3.1%
Financials	33.4%	24.2%	9.2%
Health Care	14.4%	14.8%	-0.4%
Industrials	12.5%	13.8%	-1.3%
Information Technology	14.7%	17.9%	-3.2%
Materials	3.1%	4.5%	-1.4%
Telecommunication Services	1.8%	0.8%	1.0%
Utilities	8.2%	3.6%	4.6%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

41	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.82%
Aerospace & Defense - 0.16%
Astronics Corp.*	125	$6,914
SIFCO Industries, Inc.	50	1,458

		8,372

Air Freight & Logistics - 0.84%
Forward Air Corp.	290	14,607
XPO Logistics, Inc.*+	700	28,616

		43,223

Airlines - 0.29%
Hawaiian Holdings, Inc.*	575	14,979

Auto Components - 0.79%
Cooper Tire & Rubber Co.	565	19,577
Gentherm, Inc.*	345	12,634
Motorcar Parts of America, Inc.*	200	6,218
Strattec Security Corp.	30	2,477

		40,906

Beverages - 0.20%
Coca-Cola Bottling Co. Consolidated	80	7,042
MGP Ingredients, Inc.	200	3,172

		10,214

Biotechnology - 4.11%
Anacor Pharmaceuticals, Inc.*+	450	14,513
BioCryst Pharmaceuticals, Inc.*+	750	9,120
BioSpecifics Technologies Corp.*	50	1,931
Bluebird Bio, Inc.*+	300	27,516
Catalyst Pharmaceutical Partners, Inc.*	750	2,228
Chimerix, Inc.*	390	15,701
China Biologic Products, Inc.*	255	17,144
Enanta Pharmaceuticals, Inc.*+	200	10,170
Esperion Therapeutics, Inc.*	200	8,088
Exact Sciences Corp.*+	900	24,696
Karyopharm Therapeutics, Inc.*+	350	13,100
KYTHERA Biopharma-ceuticals, Inc.*+	250	8,670
Ophthotech Corp.*	350	15,704
OvaScience, Inc.*+	250	11,055
PTC Therapeutics, Inc.*+	350	18,120

Industry Company	Shares	Value

Biotechnology (continued)
Repligen Corp.*	350	$6,930
TG Therapeutics, Inc.*+	450	7,128

		211,814

Building Products - 0.49%
Apogee Enterprises, Inc.	300	12,711
Nortek, Inc.*	155	12,606

		25,317

Capital Markets - 1.61%
Actua Corp.*+	450	8,312
BGC Partners, Inc., Class A	2,000	18,300
Calamos Asset Management, Inc., Class A	200	2,664
Cowen Group, Inc., Class A*	1,200	5,760
Diamond Hill Investment Group, Inc.	35	4,831
HFF, Inc., Class A	400	14,368
Marcus & Millichap, Inc.*	400	13,300
Piper Jaffray Cos.*	155	9,004
Westwood Holdings Group, Inc.	100	6,182

		82,721

Chemicals - 1.26%
Chase Corp.	100	3,599
FutureFuel Corp.	450	5,859
Minerals Technologies, Inc.	360	25,002
Sensient Technologies Corp.	500	30,170

		64,630

Commercial Banks - 6.72%
Access National Corp.	100	1,693
Ameris Bancorp	245	6,282
Banco Latinoamericano de Comercio Exterior SA	400	12,040
Bank of Kentucky Financial Corp. (The)	55	2,655
Bank of Marin Bancorp	50	2,630
Bank of the Ozarks, Inc.	800	30,336
Bridge Capital Holdings*	150	3,357
BSB Bancorp, Inc.*	100	1,863
Capital Bank Financial Corp., Class A*	325	8,710
Capital City Bank Group, Inc.	200	3,108
Centerstate Banks, Inc.	500	5,955

www.bridgeway.com	42

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Columbia Banking System, Inc.	550	$15,186
Customers Bancorp, Inc.*	284	5,527
Eagle Bancorp, Inc.*	235	8,347
Enterprise Bancorp, Inc.	100	2,525
First Bancorp	200	3,694
First Business Financial Services, Inc.	50	2,396
First Citizens BancShares, Inc., Class A	85	21,487
First Horizon National Corp.	2,530	34,357
First NBC Bank Holding Co.*	200	7,040
Great Southern Bancorp, Inc.	150	5,950
Heritage Oaks Bancorp	350	2,936
Iberiabank Corp.	350	22,698
Independent Bank Corp., MA	250	10,702
Independent Bank Corp., MI	225	2,936
International Bancshares Corp.	700	18,578
NewBridge Bancorp*	350	3,048
Old Line Bancshares, Inc.	100	1,582
Pacific Premier Bancorp, Inc.*	200	3,466
Palmetto Bancshares, Inc.+	150	2,505
Park Sterling Corp.	500	3,675
Pinnacle Financial Partners, Inc.	375	14,828
Preferred Bank	150	4,184
PrivateBancorp, Inc.	825	27,555
Southside Bancshares, Inc.	162	4,683
Southwest Bancorp, Inc.	200	3,472
United Bankshares, Inc.	725	27,151
Yadkin Financial Corp.*	350	6,878

		346,015

Commercial Services & Supplies - 3.07%
Covanta Holding Corp.	1,400	30,814
InnerWorkings, Inc.*	600	4,674
Kimball International, Inc.,
Class B	350	3,192
Knoll, Inc.	500	10,585
MSA Safety, Inc.	400	21,236
Multi-Color Corp.	150	8,313
Ritchie Bros Auctioneers, Inc.	1,150	30,924
Tetra Tech, Inc.	650	17,355
UniFirst Corp.	150	18,218

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
US Ecology, Inc.	190	$7,623
Viad Corp.	200	5,332

		158,266

Communications Equipment - 1.29%
Infinera Corp.*	1,350	19,872
InterDigital, Inc.	400	21,160
Ituran Location & Control, Ltd.	250	5,500
Polycom, Inc.*	1,475	19,912

		66,444

Computers & Peripherals - 1.29%
Electronics for Imaging, Inc.*	460	19,702
Lexmark International, Inc.,
Class A	610	25,175
Quantum Corp.*	2,750	4,840
Super Micro Computer, Inc.*	475	16,568

		66,285

Construction & Engineering - 0.54%
Argan, Inc.	150	5,046
Granite Construction, Inc.	400	15,208
Integrated Electrical
Services, Inc.*	250	1,950
MYR Group, Inc.*	200	5,480

		27,684

Consumer Finance - 0.58%
Credit Acceptance Corp.*	220	30,010

Distributors - 0.27%
Core-Mark Holding Co., Inc.	225	13,934

Diversified Consumer Services - 2.53%
Bright Horizons Family Solutions, Inc.*	700	32,907
Collectors Universe, Inc.	75	1,564
DeVry Education Group, Inc.	640	30,381
Grand Canyon Education, Inc.*	500	23,330
Houghton Mifflin Harcourt Co.*	1,500	31,065
Liberty Tax, Inc.*+	100	3,574
Strayer Education, Inc.*	100	7,428

		130,249

Diversified Telecommunication Services - 0.92%
Atlantic Tele-Network, Inc.	150	10,138

43	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services (continued)
Consolidated Communications Holdings, Inc.+	536	$14,917
FairPoint Communications, Inc.*	300	4,263
inContact, Inc.*	650	5,714
Iridium Communications, Inc.*	1,000	9,750
Straight Path Communications, Inc., Class B*	150	2,842

		47,624

Electric Utilities - 3.87%
ALLETE, Inc.	450	24,813
El Paso Electric Co.	425	17,026
Empire District Electric Co. (The)	475	14,126
Hawaiian Electric Industries, Inc.+	1,100	36,828
IDACORP, Inc.	510	33,757
MGE Energy, Inc.	350	15,964
PNM Resources, Inc.	850	25,186
UIL Holdings Corp.	600	26,124
Unitil Corp.	150	5,500

		199,324

Electrical Equipment - 0.36%
Enphase Energy, Inc.*+	450	6,430
Orbotech, Ltd.*	450	6,660
Plug Power, Inc.*	1,850	5,550

		18,640

Electronic Equipment, Instruments & Components - 1.64%
Control4 Corp.*+	250	3,842
Methode Electronics, Inc.	365	13,326
Park Electrochemical Corp.	250	6,232
Rogers Corp.*	200	16,288
Sanmina Corp.*	875	20,589
Tech Data Corp.*	380	24,027

		84,304

Energy Equipment & Services - 0.58%
Portland General Electric Co.	790	29,886

Food & Staples Retailing - 0.18%
Pantry, Inc. (The)*	250	9,265

Food Products - 1.38%
Calavo Growers, Inc.	150	7,095
Farmer Bros. Co.*	145	4,270
J&J Snack Foods Corp.	200	21,754

Industry Company	Shares	Value

Food Products (continued)
John B. Sanfilippo & Son, Inc.	100	$4,550
Lancaster Colony Corp.	270	25,283
SunOpta, Inc.*	700	8,295

		71,247

Gas Utilities - 2.03%
Chesapeake Utilities Corp.	137	6,803
Laclede Group, Inc. (The)	450	23,940
New Jersey Resources Corp.	450	27,540
Northwest Natural Gas Co.	300	14,970
Piedmont Natural Gas Co., Inc.	800	31,528

		104,781

Health Care Equipment & Supplies - 3.99%
Abaxis, Inc.	210	11,934
Alere, Inc.*	845	32,110
Cantel Medical Corp.	450	19,467
Cardiovascular Systems, Inc.*	350	10,528
Greatbatch, Inc.*	250	12,325
ICU Medical, Inc.*	150	12,285
Insulet Corp.*	600	27,636
Masimo Corp.*	550	14,487
Natus Medical, Inc.*	350	12,614
NuVasive, Inc.*	500	23,580
NxStage Medical, Inc.*	650	11,654
OraSure Technologies, Inc.*	600	6,084
Orthofix International N.V.*	175	5,261
Vascular Solutions, Inc.*	200	5,432

		205,397

Health Care Providers & Services - 3.35%
AMN Healthcare Services, Inc.*	500	9,800
Chemed Corp.+	165	17,436
Ensign Group, Inc. (The)	225	9,988
LifePoint Hospitals, Inc.*	460	33,079
Molina Healthcare, Inc.*	500	26,765
MWI Veterinary Supply, Inc.*	140	23,787
National Healthcare Corp.	140	8,798
PharMerica Corp.*	350	7,248
Providence Service Corp. (The)*	150	5,466
RadNet, Inc.*	450	3,843
Select Medical Holdings Corp.	1,400	20,160

www.bridgeway.com	44

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
U.S. Physical Therapy, Inc.	150	$6,294

		172,664

Health Care Technology - 0.35%
Computer Programs &
Systems, Inc.	120	7,290
Omnicell, Inc.*	330	10,930

		18,220

Hotels, Restaurants & Leisure - 2.71%
BJ’s Restaurants, Inc.*	250	12,552
Boyd Gaming Corp.*	1,150	14,697
Caesars Acquisition Co., Class A*+	1,450	14,950
ClubCorp Holdings, Inc.	700	12,551
Diamond Resorts International, Inc.*	825	23,018
Jack in the Box, Inc.	400	31,984
Marcus Corp. (The)	200	3,702
Nathan’s Famous, Inc.*	50	4,000
Papa John’s International, Inc.	395	22,041

		139,495

Household Durables - 1.03%
Cavco Industries, Inc.*	80	6,342
Helen of Troy, Ltd.*	325	21,145
iRobot Corp.*+	300	10,416
LGI Homes, Inc.*+	200	2,984
Libbey, Inc.*	225	7,074
Skullcandy, Inc.*	300	2,757
ZAGG, Inc.*	350	2,376

		53,094

Household Products - 0.60%
Harbinger Group, Inc.*	2,175	30,798

Insurance - 1.89%
Argo Group International Holdings, Ltd.	250	13,868
Crawford & Co., Class A+	600	5,142
Federated National Holding Co.	150	3,624
National Western Life
Insurance Co., Class A	40	10,770
Primerica, Inc.	550	29,843
Symetra Financial Corp.	1,250	28,812
United Insurance Holdings Corp.	250	5,488

		97,547

Industry Company	Shares	Value

Internet & Catalog Retail - 0.23%
MakeMyTrip, Ltd.*	450	$11,696

Internet Software & Services - 0.80%
comScore, Inc.*	350	16,250
GTT Communications, Inc.*	300	3,969
Internap Corp.*	600	4,776
LogMeIn, Inc.*	250	12,335
TechTarget, Inc.*	350	3,980

		41,310

IT Services - 1.51%
Alliance Data Systems Corp.*	40	11,442
CACI International, Inc., Class A*	250	21,545
InterXion Holding NV*	725	19,822
Science Applications International Corp.	500	24,765

		77,574

Leisure Equipment & Products - 0.10%
Nautilus, Inc.*	350	5,313

Life Sciences Tools & Services - 1.92%
Bruker Corp.*	1,800	35,316
Charles River Laboratories International, Inc.*	480	30,547
Enzo Biochem, Inc.*	500	2,220
PAREXEL International Corp.*	550	30,558

		98,641

Machinery - 1.64%
EnPro Industries, Inc.*	230	14,435
ESCO Technologies, Inc.	240	8,856
Graham Corp.	100	2,877
Greenbrier Companies., Inc. (The)+	270	14,507
Hurco Companies, Inc.	75	2,557
John Bean Technologies Corp.	300	9,858
Lindsay Corp.+	115	9,860
Lydall, Inc.*	200	6,564
Miller Industries, Inc.	100	2,079
Tennant Co.	175	12,630

		84,223

Marine - 0.24%
Costamare, Inc.	705	12,415

45	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Media - 0.65%
A.H. Belo Corp., Class A	200	$2,076
Eros International PLC*	600	12,696
Manchester United PLC, Class A*+	450	7,155
Reading International, Inc., Class A*	250	3,315
Rentrak Corp.*	115	8,374

		33,616

Metals & Mining - 0.59%
Century Aluminum Co.*	950	23,180
Materion Corp.	200	7,046

		30,226

Multi-Utilities - 1.46%
Avista Corp.	675	23,861
Black Hills Corp.	475	25,194
NorthWestern Corp.	465	26,310

		75,365

Oil, Gas & Consumable Fuels - 0.50%
Green Brick Partners, Inc.*	350	2,870
Green Plains, Inc.	400	9,912
Pacific Ethanol, Inc.*+	250	2,582
REX American Resources Corp.*	65	4,028
Westmoreland Coal Co.*	190	6,310

		25,702

Paper & Forest Products - 1.43%
Boise Cascade Co.*	425	15,789
Clearwater Paper Corp.*	190	13,024
Neenah Paper, Inc.	155	9,342
PH Glatfelter Co.	450	11,506
Resolute Forest Products, Inc.*	1,000	17,610
Wausau Paper Corp.	550	6,254

		73,525

Personal Products - 0.09%
IGI Laboratories, Inc.*	550	4,840

Pharmaceuticals - 0.88%
ANI Pharmaceuticals, Inc.*	100	5,639
BioDelivery Sciences International, Inc.*+	550	6,611
Lannett Co., Inc.*	350	15,008
Omeros Corp.*	350	8,673
Pernix Therapeutics Holdings, Inc.*	400	3,756
XenoPort, Inc.*	650	5,700

		45,387

Industry Company	Shares	Value

Professional Services - 0.72%
Acacia Research Corp.+	550	$9,317
CRA International, Inc.*	100	3,032
Heartland Express, Inc.	920	24,849

		37,198

Real Estate Investment Trusts (REITs) - 20.03%
AG Mortgage Investment Trust, Inc.	300	5,571
Alexander’s, Inc.	50	21,859
American Assets Trust, Inc.	450	17,915
American Capital Mortgage Investment Corp.	505	9,514
American Residential Properties, Inc.*	350	6,150
Anworth Mortgage Asset Corp.	1,200	6,300
Apollo Commercial Real Estate Finance, Inc.+	500	8,180
Apollo Residential Mortgage, Inc.	350	5,520
Ashford Hospitality Trust, Inc.	950	9,956
Associated Estates Realty Corp.	600	13,926
Aviv REIT, Inc.	580	19,998
Capstead Mortgage Corp.+	1,050	12,894
Cedar Realty Trust, Inc.	850	6,239
Colony Financial, Inc.	1,090	25,964
CoreSite Realty Corp.	210	8,200
Cousins Properties, Inc.	2,350	26,837
CyrusOne, Inc.	400	11,020
CYS Investments, Inc.	1,725	15,042
DCT Industrial Trust, Inc.	950	33,877
DiamondRock Hospitality Co.	2,100	31,227
DuPont Fabros Technology, Inc.	875	29,085
EastGroup Properties, Inc.	315	19,946
Education Realty Trust, Inc.	516	18,880
Equity One, Inc.	1,235	31,320
Excel Trust, Inc.	650	8,704
FelCor Lodging Trust, Inc.	1,350	14,607
First Industrial Realty Trust, Inc.	1,200	24,672
Five Oaks Investment Corp.	150	1,620
Geo Group, Inc. (The)	800	32,288
Gladstone Commercial Corp.	200	3,434
Hatteras Financial Corp.	1,025	18,891
Healthcare Realty Trust, Inc.	970	26,500
Healthcare Trust of America, Inc., Class A	1,197	32,247

www.bridgeway.com	46

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Hudson Pacific Properties, Inc.	700	$21,042
Independence Realty Trust, Inc.	350	3,258
Invesco Mortgage Capital, Inc.	1,325	20,484
iStar Financial, Inc.*+	900	12,285
Lexington Realty Trust+	2,500	27,450
LTC Properties, Inc.	375	16,189
Medical Properties Trust, Inc.	1,875	25,838
MFA Financial, Inc.	3,950	31,560
Monmouth Real Estate Investment Corp.+	600	6,642
National Health Investors, Inc.	325	22,737
New York Mortgage Trust, Inc.+	1,100	8,481
One Liberty Properties, Inc.	150	3,550
Piedmont Office Realty Trust, Inc., Class A	1,650	31,086
Post Properties, Inc.	550	32,324
Preferred Apartment Communities, Inc., Class A	200	1,820
PS Business Parks, Inc.	265	21,078
QTS Realty Trust, Inc., Class A	300	10,152
Rexford Industrial Realty, Inc.	450	7,070
Ryman Hospitality Properties, Inc.+	510	26,897
Saul Centers, Inc.	200	11,438
Sovran Self Storage, Inc.	345	30,091
STAG Industrial, Inc.	700	17,150
Strategic Hotels & Resorts, Inc.*	2,650	35,060
Summit Hotel Properties, Inc.	950	11,818
Sun Communities, Inc.	500	30,230
Urstadt Biddle Properties, Inc., Class A	350	7,658

		1,031,771

Real Estate Management & Development - 0.50%
Kennedy-Wilson Holdings, Inc.	1,015	25,680

Road & Rail - 1.53%
Covenant Transportation Group, Inc., Class A*	150	4,066

Industry Company	Shares	Value

Road & Rail (continued)
Knight Transportation, Inc.	875	$29,452
P.A.M. Transportation Services, Inc.*	100	5,184
Saia, Inc.*	250	13,840
USA Truck, Inc.*	100	2,840
Werner Enterprises, Inc.	750	23,362

		78,744

Semiconductors & Semiconductor Equipment - 5.17%
Ambarella, Inc.*+	300	15,216
Brooks Automation, Inc.	700	8,925
Cavium, Inc.*	540	33,383
Diodes, Inc.*	500	13,785
Entegris, Inc.*	1,500	19,815
FormFactor, Inc.*	600	5,160
Integrated Device Technology, Inc.*	1,600	31,360
Integrated Silicon Solution, Inc.	315	5,220
IXYS Corp.	350	4,410
MKS Instruments, Inc.	575	21,045
NVE Corp.*	50	3,540
PMC - Sierra, Inc.*	2,150	19,694
Silicon Laboratories, Inc.*	450	21,429
Spansion, Inc., Class A*	650	22,243
Tessera Technologies, Inc.	575	20,562
Tower Semiconductor, Ltd.*	550	7,332
Veeco Instruments, Inc.*	380	13,254

		266,373

Software - 3.10%
Blackbaud, Inc.	500	21,630
BroadSoft, Inc.*	300	8,706
Descartes Systems Group,
Inc. (The)*	800	11,856
Ellie Mae, Inc.*	300	12,096
Manhattan Associates, Inc.*	745	30,336
Proofpoint, Inc.*+	400	19,292
QAD, Inc., Class A	150	3,393
Synchronoss Technologies,
Inc.*	450	18,837
Take-Two Interactive
Software, Inc.*	830	23,265
VASCO Data Security
International, Inc.*+	365	10,297

		159,708

Specialty Retail - 0.60%
MarineMax, Inc.*	250	5,012

47	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
Mattress Firm Holding Corp.*+	350	$20,328
Systemax, Inc.*	400	5,400

		30,740

Textiles, Apparel & Luxury Goods - 0.21%
Perry Ellis International, Inc.*	150	3,890
Sequential Brands Group, Inc.*+	400	5,228
Superior Uniform Group, Inc.	50	1,468

		10,586

Thrifts & Mortgage Finance - 2.15%
BankFinancial Corp.	250	2,965
Beneficial Mutual Bancorp, Inc.*	800	9,816
EverBank Financial Corp.	1,325	25,254
Heritage Financial Group, Inc.	100	2,590
Hingham Institution for Savings	30	2,610
Kearny Financial Corp.*	740	10,175
Meridian Bancorp, Inc.*	606	6,799
Radian Group, Inc.	2,050	34,276
United Community Financial Corp.	550	2,954
ViewPoint Financial Group, Inc.	360	8,586
Waterstone Financial, Inc.	350	4,602

		110,627

Trading Companies & Distributors - 1.40%
Aircastle, Ltd.	850	18,165
GATX Corp.	435	25,030
General Finance Corp.*	300	2,958
H&E Equipment Services, Inc.	375	10,534
Lawson Products, Inc.*	100	2,657
Rush Enterprises, Inc., Class A*	400	12,820

		72,164

Water Utilities - 0.79%
American States Water Co.	400	15,064
California Water Service Group	500	12,305
Connecticut Water Service, Inc.	100	3,629
Middlesex Water Co.	150	3,459
SJW Corp.	200	6,424

		40,881

Industry Company	Shares	Value

Wireless Telecommunication Services - 0.66%
Shenandoah Telecommunications Co.	250	$7,812
Spok Holdings, Inc.	250	4,340
United States Cellular Corp.*	550	21,906

		34,058

TOTAL COMMON STOCKS - 99.82%		5,141,712

(Cost $4,746,359)

EXCHANGE TRADED FUND - 0.04%
iShares Russell 2000 ETF	20	2,393

TOTAL EXCHANGE TRADED FUND - 0.04%		2,393

(Cost $2,298)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.44%
Dreyfus Cash Management Fund**	0.03%	537,683	537,683

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.44%			537,683

(Cost $537,683)
TOTAL INVESTMENTS - 110.30%			$5,681,788
(Cost $5,286,340)
Liabilities in Excess of Other Assets - (10.30%)			(530,622)

NET ASSETS - 100.00%			$5,151,166

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $515,948 as of December 31, 2014.

PLC - Public Limited Company

www.bridgeway.com	48

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,141,712	$—	$—	$5,141,712
Exchange Traded Fund	2,393	—	—	2,393
Investments Purchased with Cash Proceeds from Securities Lending	—	537,683	—	537,683

TOTAL	$5,144,105	$537,683	$—	$5,681,788

See Notes to Financial Statements.

49	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY
(Unaudited) December 31, 2014

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 6.07%, underperforming our primary market benchmark, the Russell 2000 Growth Index (+10.06%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+7.82%). It was a good quarter on an absolute basis but a poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2014, our Fund was up 2.21%, trailing our primary market benchmark, the Russell 2000 Growth Index (+3.31%), but outperforming our peer benchmark, the Lipper Small-Cap Growth Funds Index (+1.94%).

For the calendar year, our Fund appreciated 6.13%, beating the Russell 2000 Growth Index (+5.60%), and the Lipper Small-Cap Growth Funds Index (+1.98%). It was a good year for the Fund, but we are still lagging in the longer five-year, ten-year, and inception-to-date periods.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014
				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	6.07%	2.21%	6.13%	14.22%	5.34%	6.06%
Russell 2000 Growth Index	10.06%	3.31%	5.60%	16.80%	8.54%	9.27%
Lipper Small-Cap Growth Funds Index	7.82%	1.94%	1.98%	15.02%	7.38%	7.83%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Small-Cap Growth Fund ranked 97th of 530 small-cap growth funds for the twelve months ending December 31, 2014, 324th of 408 over the last five years, 268th of 286 over the last ten years, and 236th of 253 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	50

Small-Cap Growth Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/14

Detailed Explanation of Quarterly Performance

Stocks selected by our diversifying value metrics models, which comprise a minority of our holdings, underperformed for the quarter, posting an average return of 3.4% versus the Russell 2000 Growth Index’s return of 10.1%. While the Fund’s sector allocation was closely aligned with that of our primary market benchmark, holdings within the Health Care, Energy and Consumer Discretionary sectors detracted from our Fund’s relative return.

Detailed Explanation of Calendar Year Performance

Our diversifying value metrics and momentum models performed quite well relative to our primary index, while our core company financial health models lagged the index.

Energy stocks were the worst performing sector for the calendar year and detracted from both the absolute and relative returns. Holdings in the Information Technology and Consumer Staples sectors contributed the most to the Fund’s relative performance. Health Care holdings performed well for the calendar year despite the poor relative performance of this sector for the quarter.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Basic Energy Services, Inc.	Energy Equipment & Services	1.9%
2	Barrett Business Services, Inc.	Professional Services	1.7%
3	Greenbrier Companies., Inc. (The)	Machinery	1.7%
4	Super Micro Computer, Inc.	Computers & Peripherals	1.6%
5	Constant Contact, Inc.	Internet Software & Services	1.6%
6	Rexnord Corp.	Machinery	1.6%
7	G-III Apparel Group, Ltd.	Textiles, Apparel & Luxury Goods	1.6%
8	Hawaiian Holdings, Inc.	Airlines	1.6%
9	Tower International, Inc.	Auto Components	1.6%
10	Cavco Industries, Inc.	Household Durables	1.5%
	Total		16.4%

51	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	18.1%	15.7%	2.4%
Consumer Staples	4.4%	3.8%	0.6%
Energy	3.6%	2.9%	0.7%
Financials	7.1%	7.8%	-0.7%
Health Care	21.1%	24.0%	-2.9%
Industrials	16.6%	14.5%	2.1%
Information Technology	22.5%	25.7%	-3.2%
Materials	2.8%	4.6%	-1.8%
Telecommunication Services	2.2%	0.8%	1.4%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	1.6%	0.0%	1.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	52

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 98.52%
Airlines - 3.67%
Hawaiian Holdings, Inc.*+	20,500	$534,025
Republic Airways Holdings, Inc.*	17,700	258,243
Spirit Airlines, Inc.*	6,200	468,596

		1,260,864

Auto Components - 3.07%
Tenneco, Inc.*	9,200	520,812
Tower International, Inc.*	20,900	533,995

		1,054,807

Automobiles - 1.12%
Winnebago Industries, Inc.	17,700	385,152

Biotechnology - 3.63%
CTI BioPharma Corp.*+	49,800	117,528
Insys Therapeutics, Inc.*+	7,100	299,336
MiMedx Group, Inc.*+	29,900	344,747
PDL BioPharma, Inc.+	63,000	485,730

		1,247,341

Building Products - 1.45%
NCI Building Systems, Inc.*	26,900	498,188

Capital Markets - 2.37%
FXCM, Inc., Class A+	27,200	450,704
Greenhill & Co., Inc.	6,400	279,040
RCS Capital Corp., Class A+	6,800	83,232

		812,976

Chemicals - 1.42%
Ferro Corp.*	37,500	486,000

Computers & Peripherals - 2.89%
Dot Hill Systems Corp.*	101,100	446,862
Super Micro Computer, Inc.*	15,600	544,128

		990,990

Containers & Packaging - 1.44%
Graphic Packaging Holding Co.*	36,200	493,044

Diversified Consumer Services - 2.11%
Grand Canyon Education, Inc.*	10,100	471,266
K12, Inc.*	21,200	251,644

		722,910

Diversified Financial Services - 1.46%
MarketAxess Holdings, Inc.	7,000	501,970

Industry Company	Shares	Value
Diversified Telecommunication Services - 2.02%
FairPoint Communications, Inc.*+	29,700	$422,037
Inteliquent, Inc.	13,900	272,857

		694,894

Electronic Equipment, Instruments & Components - 3.26%
Benchmark Electronics, Inc.*	20,400	518,976
Methode Electronics, Inc.	14,000	511,140
MTS Systems Corp.	1,200	90,036

		1,120,152

Energy Equipment & Services - 1.89%
Basic Energy Services, Inc.*	92,800	650,528

Food Products - 1.65%
Cal-Maine Foods, Inc.+	12,600	491,778
Sanderson Farms, Inc.	900	75,623

		567,401

Health Care Equipment & Supplies - 4.08%
ABIOMED, Inc.*	8,900	338,734
Cardiovascular Systems, Inc.*	9,400	282,752
Thoratec Corp.*	15,300	496,638
Zeltiq Aesthetics, Inc.*+	10,100	281,891

		1,400,015

Health Care Providers & Services - 10.00%
Acadia Healthcare Co., Inc.*	7,700	471,317
Air Methods Corp.*	10,900	479,927
Alliance HealthCare Services, Inc.*	13,700	287,563
Amsurg Corp.*	8,500	465,205
Chemed Corp.+	4,500	475,515
HealthSouth Corp.	10,300	396,138
Magellan Health, Inc.*	8,100	486,243
Skilled Healthcare Group, Inc., Class A*	43,400	371,938

		3,433,846

Hotels, Restaurants & Leisure - 2.59%
Fiesta Restaurant Group, Inc.*	6,800	413,440
Red Robin Gourmet Burgers, Inc.*	6,200	477,245

		890,685

Household Durables - 1.55%
Cavco Industries, Inc.*	6,700	531,109

53	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Household Products - 1.45%
Spectrum Brands Holdings, Inc.	5,200	$497,536

Internet & Catalog Retail - 1.14%
Overstock.com, Inc.*+	16,200	393,174

Internet Software & Services - 1.91%
Constant Contact, Inc.*	14,800	543,160
Envestnet, Inc.*	2,300	113,022

		656,182

IT Services - 5.68%
Lionbridge Technologies, Inc.*	88,100	506,575
Luxoft Holding, Inc.*	11,900	458,269
MAXIMUS, Inc.	9,300	510,012
Syntel, Inc.*	10,600	476,788

		1,951,644

Leisure Equipment & Products - 0.96%
Smith & Wesson Holding Corp.*+	34,800	329,556

Life Sciences Tools & Services - 2.63%
Cambrex Corp.*	19,100	412,942
PAREXEL International Corp.*	8,800	488,928

		901,870

Machinery - 4.72%
Greenbrier Companies., Inc. (The)+	10,800	580,284
Rexnord Corp.*	19,200	541,632
Xerium Technologies, Inc.*	31,600	498,648

		1,620,564

Media - 0.30%
Loral Space & Communications, Inc.*	1,300	102,323

Metals & Mining - 1.50%
U.S. Silica Holdings, Inc.+	20,000	513,800

Oil, Gas & Consumable Fuels - 0.18%
Midstates Petroleum Co., Inc.*+	41,800	63,118

Personal Products - 1.31%
USANA Health Sciences, Inc.*+	4,400	451,396

Industry Company	Shares	Value

Pharmaceuticals - 0.80%
DepoMed, Inc.*	17,100	$275,481

Professional Services - 3.85%
Barrett Business Services, Inc.	21,400	586,360
Kforce, Inc.	15,800	381,254
TrueBlue, Inc.*	15,900	353,775

		1,321,389

Real Estate Investment Trusts (REITs) - 0.48%
Saul Centers, Inc.	2,900	165,851

Real Estate Management & Development - 1.38%
Kennedy-Wilson Holdings, Inc.	18,700	473,110

Road & Rail - 2.88%
Saia, Inc.*	8,950	495,472
Swift Transportation Co.*	17,200	492,436

		987,908

Semiconductors & Semiconductor Equipment - 1.45%
Cascade Microtech, Inc.*	34,000	496,740

Software - 7.34%
ACI Worldwide, Inc.*	4,300	86,731
Aspen Technology, Inc.*	8,900	311,678
Fair Isaac Corp.	6,700	484,410
Interactive Intelligence Group, Inc.*	1,300	62,270
Manhattan Associates, Inc.*	12,300	500,856
Pegasystems, Inc.	5,200	108,004
Take-Two Interactive Software, Inc.*	16,200	454,086
VASCO Data Security International, Inc.*+	18,200	513,422

		2,521,457

Specialty Retail - 3.69%
Christopher & Banks Corp.*	13,300	75,943
Conn’s, Inc.*+	27,800	519,582
Lithia Motors, Inc., Class A	5,700	494,133
Pier 1 Imports, Inc.	4,200	64,680
Sears Hometown & Outlet Stores, Inc.*	8,500	111,775

		1,266,113

Textiles, Apparel & Luxury Goods - 1.56%
G-III Apparel Group, Ltd.*	5,300	535,353

www.bridgeway.com	54

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance - 1.43%
BofI Holding, Inc.*		6,300	$490,203

Wireless Telecommunication Services - 0.21%
NTELOS Holdings Corp.+		17,300	72,487

TOTAL COMMON STOCKS - 98.52%			33,830,127

(Cost $30,637,247)

EXCHANGE TRADED FUND – 1.49%
Exchange Traded Fund - 1.49%
iShares Russell 2000 Growth ETF+		3,600	512,568

TOTAL EXCHANGE TRADED FUND – 1.49%			512,568

(Cost $495,823)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 20.07%
Dreyfus Cash Management Fund**	0.03%	6,892,450	6,892,450

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 20.07%			6,892,450

(Cost $6,892,450)

TOTAL INVESTMENTS - 120.08%			$41,235,145
(Cost $38,025,520)
Liabilities in Excess of Other Assets - (20.08%)			(6,895,281)

NET ASSETS - 100.00%			$34,339,864

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $6,641,052 as of December 31, 2014.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$33,830,127	$—	$—	$33,830,127
Exchange Traded Fund	512,568	—	—	512,568
Investments Purchased with Cash Proceeds from Securities Lending	—	6,892,450	—	6,892,450

TOTAL	$34,342,695	$6,892,450	$—	$41,235,145

See Notes to Financial Statements.

55	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY
(Unaudited) December 31, 2014

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 7.66%, underperforming our primary market benchmark, the Russell 2000 Value Index (+9.40%), but outperforming our peer benchmark, the Lipper Small-Cap Value Funds Index (+5.99%). This was a mixed quarter.

For the six-month “semi-annual” period ending December 31, 2014, our Fund was down 2.10%, trailing our primary market benchmark, the Russell 2000 Value Index (+.01%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (-1.61%).

For the calendar year, our Fund appreciated 0.79%, trailing both of our benchmarks. We are leading our primary market benchmark in the five- and ten-year periods, but are still lagging our primary and peer benchmarks in the inception-to-date period.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)
Small-Cap Value Fund	7.66%	-2.10%	0.79%	14.95%	7.12%	8.14%
Russell 2000 Value Index	9.40%	0.01%	4.22%	14.26%	6.89%	8.78%
Lipper Small-Cap Value Funds Index	5.99%	-1.61%	3.05%	14.03%	7.54%	9.30%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Small-Cap Value Fund ranked 245th of 295 small-cap value funds for the twelve months ending December 31, 2014, 95th of 203 over the last five years, 93rd of 145 over the last ten years, and 92nd of 110 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	56

Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 12/31/14

Detailed Explanation of Quarterly Performance

The Fund’s investment in deeper value stocks across multiple value metrics detracted from relative performance. Additionally, greater exposure to higher momentum stocks and more volatile stocks worked against the Fund for the quarter. Looking at sector performance, the allocations and stock selection in the Energy and Consumer Discretionary sectors contributed to the Fund’s underperformance.

Detailed Explanation of Calendar Year Performance

The Fund’s exposure to deeper value and more volatile stocks contributed to the Fund’s underperformance for the calendar year. Energy and Consumer Discretionary sector holdings detracted the most from the Fund’s absolute performance for the calendar year. Overweighting in the Energy sector and holdings in the Consumer Discretionary sector hurt the Fund’s relative performance. Additionally, our company financial health models significantly lagged the primary benchmark performance.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Hawaiian Holdings, Inc.	Airlines	2.6%
2	Sanmina Corp.	Electronic Equipment, Instruments & Components	1.8%
3	Unisys Corp.	IT Services	1.6%
4	Platinum Underwriters Holdings, Ltd.	Insurance	1.6%
5	Green Plains, Inc.	Oil, Gas & Consumable Fuels	1.6%
6	Matthews International Corp., Class A	Diversified Consumer Services	1.5%
7	Community Bank System, Inc.	Commercial Banks	1.5%
8	Take-Two Interactive Software, Inc.	Software	1.4%
9	First American Financial Corp.	Insurance	1.4%
10	Magellan Health, Inc.	Health Care Providers & Services	1.4%
	Total		16.4%

57	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	6.3%	11.7%	-5.4%
Consumer Staples	2.3%	2.8%	-0.5%
Energy	6.6%	4.1%	2.5%
Financials	37.8%	40.9%	-3.1%
Health Care	5.6%	5.4%	0.2%
Industrials	19.2%	13.0%	6.2%
Information Technology	11.9%	10.0%	1.9%
Materials	3.7%	4.4%	-0.7%
Telecommunication Services	1.8%	0.8%	1.0%
Utilities	4.9%	6.9%	-2.0%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	58

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.96%
Aerospace & Defense - 2.21%
Curtiss-Wright Corp.	12,900	$910,611
Engility Holdings, Inc.*	19,300	826,040

		1,736,651

Air Freight & Logistics - 1.07%
XPO Logistics, Inc.*+	20,500	838,040

Airlines - 5.59%
Hawaiian Holdings, Inc.*+	77,500	2,018,875
JetBlue Airways Corp.*+	67,400	1,068,964
Republic Airways Holdings, Inc.*	60,900	888,531
SkyWest, Inc.	31,700	420,976

		4,397,346

Auto Components - 1.03%
Strattec Security Corp.	9,800	809,284

Biotechnology - 0.92%
PDL BioPharma, Inc.+	94,400	727,824

Capital Markets - 0.96%
Calamos Asset Management, Inc., Class A	56,500	752,580

Commercial Banks - 12.02%
Community Bank System, Inc.	30,500	1,162,965
First Interstate BancSystem, Inc., Class A	32,700	909,714
International Bancshares Corp.	33,300	883,782
Pinnacle Financial Partners, Inc.	25,100	992,454
PrivateBancorp, Inc.	31,000	1,035,400
UMB Financial Corp.	12,500	711,125
United Community Banks, Inc.	51,200	969,728
Webster Financial Corp.	29,800	969,394
Westamerica Bancorp.	16,100	789,222
Wintrust Financial Corp.	21,900	1,024,044

		9,447,828

Commercial Services & Supplies - 2.10%
ACCO Brands Corp.*	85,600	771,256
Multi-Color Corp.	15,900	881,178

		1,652,434

Communications Equipment - 1.00%
ShoreTel, Inc.*	106,600	783,510

Industry Company	Shares	Value

Consumer Finance - 1.55%
Cash America International, Inc.	22,200	$502,164
Nelnet, Inc., Class A	15,400	713,482

		1,215,646

Distributors - 1.27%
Core-Mark Holding Co., Inc.	16,100	997,073

Diversified Consumer Services - 1.49%
Matthews International Corp., Class A	24,100	1,172,947

Diversified Financial Services - 1.77%
Enova International, Inc.*	20,313	452,167
PHH Corp.*	39,300	941,628

		1,393,795

Diversified Telecommunication Services - 1.81%
FairPoint Communications, Inc.*+	47,300	672,133
Intelsat SA*	43,200	749,952

		1,422,085

Electric Utilities - 0.79%
Empire District Electric Co. (The)+	21,000	624,540

Electronic Equipment, Instruments & Components - 4.85%
Insight Enterprises, Inc.*	30,000	776,700
Sanmina Corp.*	58,700	1,381,211
ScanSource, Inc.*	22,100	887,536
TTM Technologies, Inc.*	101,500	764,295

		3,809,742

Energy Equipment & Services - 0.71%
Pioneer Energy Services Corp.*	100,500	556,770

Food & Staples Retailing - 0.98%
Pantry, Inc. (The)*	20,900	774,554

Food Products - 1.30%
Chiquita Brands
International, Inc.*	70,800	1,023,768

Gas Utilities - 1.97%
Chesapeake Utilities Corp.	11,900	590,954
New Jersey Resources Corp.	15,700	960,840

		1,551,794

59	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies - 1.14%
Greatbatch, Inc.*	18,200	$897,260

Health Care Providers & Services - 3.53%
Addus HomeCare Corp.*	35,400	859,158
Magellan Health, Inc.*	18,200	1,092,546
Owens & Minor, Inc.	23,500	825,085

		2,776,789

Insurance - 9.84%
CNO Financial Group, Inc.	54,400	936,768
FBL Financial Group, Inc., Class A	12,000	696,360
Fidelity & Guaranty Life	34,000	825,180
First American Financial Corp.	32,500	1,101,750
Maiden Holdings, Ltd.	67,500	863,325
OneBeacon Insurance Group, Ltd., Class A	60,220	975,564
Platinum Underwriters Holdings, Ltd.	17,200	1,262,824
Symetra Financial Corp.	46,500	1,071,825

		7,733,596

Internet Software & Services - 0.74%
EarthLink Holdings Corp.	132,000	579,480

IT Services - 1.61%
Unisys Corp.*	42,900	1,264,692

Machinery - 5.01%
Greenbrier Companies., Inc. (The)+	11,700	628,641
Lydall, Inc.*	31,000	1,017,420
Meritor, Inc.*	66,400	1,005,960
Standex International Corp.	9,900	764,874
Titan International, Inc.+	49,200	522,996

		3,939,891

Marine - 1.00%
Matson, Inc.	22,800	787,056

Metals & Mining - 2.62%
Century Aluminum Co.*	34,800	849,120
Kaiser Aluminum Corp.+	12,200	871,446
Noranda Aluminum Holding Corp.	95,500	336,160

		2,056,726

Multi-Utilities - 1.09%
Black Hills Corp.	16,100	853,944

Oil, Gas & Consumable Fuels - 5.87%
Alon USA Energy, Inc.	48,600	615,762

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Energy XXI, Ltd.+	31,100	$101,386
Green Plains, Inc.+	49,900	1,236,522
Pacific Ethanol, Inc.*	36,800	380,144
Renewable Energy Group, Inc.*	77,000	747,670
REX American Resources Corp.*	15,800	979,126
Stone Energy Corp.*	32,966	556,466

		4,617,076

Paper & Forest Products - 1.05%
Neenah Paper, Inc.	13,700	825,699

Real Estate Investment Trusts (REITs) - 7.86%
Education Realty Trust, Inc.	26,233	959,866
EPR Properties	15,700	904,791
FelCor Lodging Trust, Inc.	81,000	876,420
Government Properties Income Trust	34,300	789,243
Hudson Pacific Properties, Inc.	32,300	970,938
Inland Real Estate Corp.	75,500	826,725
Ramco-Gershenson Properties Trust	45,400	850,796

		6,178,779

Road & Rail - 1.27%
Werner Enterprises, Inc.	32,000	996,800

Semiconductors & Semiconductor Equipment - 1.34%
Amkor Technology, Inc.*	148,000	1,050,800

Software - 2.41%
Mentor Graphics Corp.	35,000	767,200
Take-Two Interactive
Software, Inc.*	40,300	1,129,609

		1,896,809

Specialty Retail - 1.20%
Outerwall, Inc.*+	12,600	947,772

Textiles, Apparel & Luxury Goods - 1.29%
Skechers U.S.A., Inc., Class A*	18,300	1,011,075

Thrifts & Mortgage Finance - 3.77%
Capitol Federal Financial, Inc.	71,900	918,882
Flagstar Bancorp, Inc.*	48,900	769,197
Home Loan Servicing Solutions, Ltd.+	42,400	827,648

www.bridgeway.com	60

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
United Financial Bancorp, Inc.		31,500	$ 452,340

			2,968,067

Trading Companies & Distributors - 0.90%
Rush Enterprises, Inc., Class A*		22,100	708,305

Water Utilities - 1.03%
California Water Service Group		33,000	812,130

TOTAL COMMON STOCKS - 99.96%			78,590,957

(Cost $71,838,259)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.03%
Dreyfus Cash Management Fund	0.03%	20,882	20,882

TOTAL MONEY MARKET FUND - 0.03%			20,882

(Cost $20,882)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.34%
Dreyfus Cash Management Fund**	0.03%	8,128,857	8,128,857

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.34%			8,128,857

(Cost $8,128,857)

Total Investments - 110.33%			$86,740,696
(Cost $79,987,998)
Liabilities in Excess of Other Assets - (10.33%)			(8,122,895)

NET ASSETS - 100.00%			$78,617,801

*      Non-income producing security.

**    This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.

^      Rate disclosed as of December 31, 2014.

+     This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $7,869,615 as of December 31, 2014.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$78,590,957	$—	$—	$78,590,957
Money Market Fund	—	20,882	—	20,882
Investments Purchased with Cash Proceeds from Securities Lending	—	8,128,857	—	8,128,857

TOTAL	$78,590,957	$8,149,739	$—	$86,740,696

See Notes to Financial Statements

61	Semi-Annual Report | December 31, 2014 (Unaudited)

Large-Cap Growth Fund
MANAGER’S COMMENTARY
(Unaudited) December 31, 2014

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 8.62%, outperforming our primary market benchmark, the Russell 1000 Growth Index (+4.78%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+4.55%). We are pleased with the results.

For the six-month “semi-annual” period ending December 31, 2014, our Fund was up 10.80%, outperforming our primary market benchmark, the Russell 1000 Growth Index (+6.34%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+5.88%).

For the calendar year, our Fund was up 18.66%, beating our primary market benchmark, the Russell 1000 Growth Index (+13.05%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+10.34%). It was a good year for the Fund on an absolute and relative basis. We are now leading our benchmarks in the five-year period, but we are slightly lagging our primary benchmark in the longer ten-year and inception-to-date periods.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	8.62%	10.80%	18.66%	16.31%	8.05%	8.13%
Russell 1000 Growth Index	4.78%	6.34%	13.05%	15.81%	8.49%	8.59%
Lipper Large-Cap Growth Funds Index	4.55%	5.88%	10.34%	14.12%	7.37%	7.62%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Large-Cap Growth Fund ranked 12th of 557 multi-cap growth funds for the twelve months ending December 31, 2014, 86th of 417 over the last five years, 132nd of 269 over the last ten years, and 148th of 248 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	62

Large-Cap Growth Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index from Inception 10/31/03 to 12/31/14 from Inception 10/31/03 to 12/31/14

Detailed Explanation of Quarterly Performance

The Fund’s non-market cap-weighted design, which gives the Fund less exposure to mega-cap stocks, helped relative returns versus the Russell 1000 Growth Index in a quarter when stocks at the very largest end of the size spectrum lagged. In addition, the models identifying company financial health as well as our momentum models performed exceptionally well this quarter. Strong stock selection also contributed to the Fund’s performance, with particularly strong holdings in the Industrials and Information Technology sectors.

Detailed Explanation of Calendar Year Performance

For the calendar year, the Fund outperformed its primary benchmark, the Russell 1000 Growth Index. Broad based model performance and strong stock selection in the Industrials, Health Care and Consumer Discretionary sectors contributed to the Fund’s outperformance. In a year when the Energy sector did not perform well, the lower energy prices benefited the airline industry. Airline stocks within the Industrials sector contributed 2.5% to the Fund’s relative return.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	2.7%
2	Southwest Airlines Co.	Airlines	2.4%
3	United Continental Holdings, Inc.	Airlines	2.3%
4	Regeneron Pharmaceuticals, Inc.	Biotechnology	2.1%
5	Kroger Co. (The)	Food & Staples Retailing	2.1%
6	Tesoro Corp.	Oil, Gas & Consumable Fuels	2.0%
7	HCA Holdings, Inc.	Health Care Providers & Services	2.0%
8	Pilgrim’s Pride Corp.	Food Products	1.9%
9	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	1.9%
10	Delta Air Lines, Inc.	Airlines	1.8%
	Total		21.2%

63	Semi-Annual Report | December 31, 2014 (Unaudited)

Large-Cap Growth Fund
MANAGER’S COMMENTARY (continued)
(Unaudited) Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	14.9%	18.7%	-3.8%
Consumer Staples	11.3%	10.5%	0.8%
Energy	5.4%	4.5%	0.9%
Financials	5.0%	5.3%	-0.3%
Health Care	13.3%	14.2%	-0.9%
Industrials	13.3%	12.2%	1.1%
Information Technology	26.4%	28.3%	-1.9%
Materials	4.7%	4.0%	0.7%
Telecommunication Services	2.9%	2.1%	0.8%
Utilities	0.8%	0.1%	0.7%
Cash & Other Assets	2.0%	0.0%	2.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	64

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 97.95%
Aerospace & Defense - 2.35%
Honeywell International, Inc.	8,400	$839,328
Lockheed Martin Corp.	4,300	828,051

		1,667,379

Airlines - 6.52%
Delta Air Lines, Inc.	26,600	1,308,454
Southwest Airlines Co.	39,700	1,680,104
United Continental Holdings, Inc.*	24,400	1,632,116

		4,620,674

Auto Components - 1.77%
Delphi Automotive PLC	8,400	610,848
Goodyear Tire & Rubber Co. (The)	22,500	642,825

		1,253,673

Automobiles - 0.71%
Ford Motor Co.	32,400	502,200

Beverages - 2.88%
Constellation Brands, Inc., Class A*	6,700	657,739
Monster Beverage Corp.*	6,700	725,945
PepsiCo, Inc.	7,000	661,920

		2,045,604

Biotechnology - 5.22%
Amgen, Inc.	3,800	605,302
Gilead Sciences, Inc.*	8,000	754,080
Incyte Corp. Ltd*	11,300	826,143
Regeneron Pharmaceuticals, Inc.*	3,700	1,517,925

		3,703,450

Chemicals - 3.87%
Celanese Corp.	10,500	629,580
Dow Chemical Co. (The)	18,500	843,785
LyondellBasell Industries NV, Class A	5,600	444,584
Praxair, Inc.	6,400	829,184

		2,747,133

Communications Equipment - 0.94%
F5 Networks, Inc.*	5,100	665,371

Computers & Peripherals - 3.79%
Apple, Inc.	17,500	1,931,650

Industry Company	Shares	Value

Computers & Peripherals (continued)
Hewlett-Packard Co.	18,900	$758,457

		2,690,107

Containers & Packaging - 0.85%
Packaging Corp. of America	7,700	600,985

Diversified Consumer Services - 0.92%
H&R Block, Inc.	19,300	650,024

Diversified Financial Services - 0.92%
McGraw Hill Financial, Inc.	7,300	649,554

Diversified Telecommunication Services - 2.90%
Level 3 Communications, Inc.*	24,700	1,219,686
Verizon Communications, Inc.	17,900	837,362

		2,057,048

Electric Utilities - 0.76%
Exelon Corp.	14,600	541,368

Electronic Equipment, Instruments & Components - 0.91%
Amphenol Corp., Class A	12,000	645,720

Energy Equipment & Services - 1.18%
Halliburton Co.	21,300	837,729

Food & Staples Retailing - 4.05%
Costco Wholesale Corp.	4,700	666,225
Kroger Co. (The)	22,800	1,463,988
Walgreens Boots Alliance, Inc.	9,700	739,140

		2,869,353

Food Products - 3.69%
Hershey Co. (The)	5,700	592,401
Keurig Green Mountain, Inc.	4,900	648,736
Pilgrim’s Pride Corp.*+	42,000	1,377,180

		2,618,317

Gas Utilities - 0.61%
ONEOK, Inc.	8,700	433,173

Health Care Equipment & Supplies - 1.92%
C.R. Bard, Inc.	4,100	683,142
Cooper Companies, Inc. (The)	4,200	680,778

		1,363,920

65	Semi-Annual Report | December 31, 2014 (Unaudited)

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Providers & Services - 2.87%
DaVita HealthCare Partners, Inc.*	8,500	$643,790
HCA Holdings, Inc.*	19,000	1,394,410

		2,038,200

Hotels, Restaurants & Leisure - 1.92%
Chipotle Mexican Grill, Inc.*	1,000	684,510
Marriott International, Inc., Class A	8,700	678,861

		1,363,371

Household Durables - 0.83%
Harman International Industries, Inc.	5,500	586,905

Industrial Conglomerates - 0.87%
Danaher Corp.	7,200	617,112

Insurance - 2.16%
Arch Capital Group, Ltd.*	14,300	845,130
Travelers Cos., Inc. (The)	6,500	688,025

		1,533,155

Internet & Catalog Retail - 0.80%
Priceline Group, Inc. (The)*	500	570,105

Internet Software & Services - 1.94%
Facebook, Inc., Class A*	7,600	592,952
LinkedIn Corp., Class A*	3,400	781,014

		1,373,966

IT Services - 7.00%
Accenture PLC, Class A	7,100	634,101
Automatic Data Processing, Inc.	7,000	583,590
Cognizant Technology Solutions Corp., Class A*	11,800	621,388
Computer Sciences Corp.	9,900	624,195
Fiserv, Inc.*	10,000	709,700
International Business Machines Corp.	2,800	449,232
Paychex, Inc.	14,300	660,231
Visa, Inc., Class A	2,600	681,720

		4,964,157

Leisure Equipment & Products - 0.94%
Polaris Industries, Inc.	4,400	665,456

Life Sciences Tools & Services - 1.43%
Illumina, Inc.*	5,500	1,015,190

Machinery - 0.51%
Trinity Industries, Inc.	12,800	358,528

Industry Company	Shares	Value

Media - 2.88%
Comcast Corp., Class A	12,500	$725,125
DIRECTV*	7,300	632,910
Twenty-First Century Fox, Inc., Class A	17,900	687,450

		2,045,485

Oil, Gas & Consumable Fuels - 3.60%
Marathon Petroleum Corp.	6,300	568,638
Tesoro Corp.	19,500	1,449,825
Valero Energy Corp.	10,800	534,600

		2,553,063

Personal Products - 0.69%
Herbalife, Ltd.+	7,800	294,060
Nu Skin Enterprises, Inc., Class A+	4,400	192,280

		486,340

Pharmaceuticals - 1.81%
Actavis PLC*	5,000	1,287,050

Real Estate Investment Trusts (REITs) - 1.90%
Federal Realty Investment Trust	5,000	667,300
Iron Mountain, Inc.	17,600	680,416

		1,347,716

Road & Rail - 2.08%
Avis Budget Group, Inc.*	10,000	663,300
Union Pacific Corp.	6,800	810,084

		1,473,384

Semiconductors & Semiconductor Equipment - 6.71%
Freescale Semiconductor Ltd*	28,200	711,486
Intel Corp.	17,200	624,188
Microchip Technology, Inc.+	11,800	532,298
Micron Technology, Inc.*	38,200	1,337,382
QUALCOMM, Inc.	6,700	498,011
Skyworks Solutions, Inc.	14,500	1,054,295

		4,757,660

Software - 5.11%
Electronic Arts, Inc.*	21,200	996,718
Intuit, Inc.	7,200	663,768
Microsoft Corp.	14,900	692,105
Oracle Corp.	14,700	661,059
salesforce.com, inc.*	10,300	610,893

		3,624,543

www.bridgeway.com	66

Large-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Specialty Retail - 3.11%
Best Buy Co., Inc.		18,800	$732,824
Foot Locker, Inc.		13,100	735,958
L Brands, Inc.		8,500	735,675

			2,204,457

Textiles, Apparel & Luxury Goods - 1.02%
Under Armour, Inc.*		10,700	726,530

Trading Companies & Distributors - 1.01%
United Rentals, Inc.*		7,000	714,070

TOTAL COMMON STOCKS - 97.95%			69,469,225

(Cost $54,818,680)

	Rate^	Shares	Value

MONEY MARKET FUND - 3.44%
Dreyfus Cash Management Fund	0.03%	2,441,551	2,441,551

TOTAL MONEY MARKET FUND - 3.44%			2,441,551

(Cost $2,441,551)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.51%
Dreyfus Cash Management Fund**	0.03%	2,487,314	2,487,314

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.51%			2,487,314

(Cost $2,487,314)

TOTAL INVESTMENTS - 104.90%			$74,398,090
(Cost $59,747,545)
Liabilities in Excess of Other Assets - (4.90%)			(3,472,964)

NET ASSETS - 100.00%			$70,925,126

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $1,339,980 as of December 31, 2014.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$69,469,225	$—	$—	$69,469,225
Money Market Fund	—	2,441,551	—	2,441,551
Investments Purchased with Cash Proceeds from Securities Lending	—	2,487,314	—	2,487,314

TOTAL	$69,469,225	$4,928,865	$—	$74,398,090

See Notes to Financial Statements.

67	Semi-Annual Report | December 31, 2014 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2014

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 3.15%, underperforming our primary market benchmark, the S&P 500 Index (+4.93%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+4.16%), and the Russell Top 50 Mega Cap Index (+3.18%). It was a poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2014, our Fund returned 5.05%, trailing our primary market benchmark, the S&P 500 Index (+6.12%), and the Russell Top 50 Mega Cap Index (+6.32%). Our Fund outperformed our peer benchmark, the Lipper Large-Cap Core Funds Index (+4.45%).

For the calendar year, our Fund was up 11.51%, trailing our primary benchmark, the S&P 500 Index (+13.69%), and the Russell Top 50 Mega Cap Index (+11.68%). Our Fund beat our peer benchmark, the Lipper Large-Cap Core Funds Index (+11.33%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	3.15%	5.05%	11.51%	14.05%	7.16%	3.62%	6.70%
S&P 500 Index	4.93%	6.12%	13.69%	15.45%	7.67%	4.24%	6.45%
Russell Top 50 Mega Cap Index	3.18%	6.32%	11.68%	13.77%	6.62%	2.18%	5.16%
Lipper Large-Cap Core Funds Index	4.16%	4.45%	11.33%	13.82%	7.01%	3.57%	5.66%
Bridgeway Ultra-Large 35 Index	3.25%	5.15%	11.73%	14.31%	7.38%	3.92%	6.88%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Blue-Chip 35 Index Fund ranked 414th of 857 large-cap core funds for the twelve months ending December 31, 2014, 300th of 695 over the last five years, 220th of 485 over the last ten years, and 41st of 177 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	68

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 12/31/14

Quarterly and Calendar Year Performance by Company Size:

The Fund underperformed its primary benchmark, the S&P 500 Index, for the quarter, as the Fund’s ultra-large company focus hurt performance. Additionally, the Fund was overweighted in the Energy and Telecommunication Services sectors, both lagging sectors, and underweighted in the strong performing Utilities sector, thus detracting from our relative performance.

In a year when larger stocks generally outperformed smaller ones, the largest company category (decile 1 in the table below) lagged the second largest company category (decile 2) of stocks. All of our Fund holdings are in decile 1. Only two-thirds of the S&P 500 Index is comprised of stocks in this decile. This created a substantial headwind in relative performance for the Fund in 2014. This is very unusual in a market favoring larger cap stocks. Indeed, large companies have outperformed small ones in 40 of the last 89 years. And among these 40 years, decile 1 stocks lagged decile 2 by this margin or more in only four years. Thus, historical data indicates that the 2014 unfavorable market environment has occurred approximately every other decade on average. It has occurred once in the 17-year life of the Fund, in 2014.

With respect to sectors, the Fund was underweighted in the Utilities sector, the best performing sector in our primary benchmark, and overweighted in the lagging Energy sector.

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	89 Years
1 (ultra-large)	4.16%	5.92%	12.28%	14.80%	7.38%	9.36%
2	5.94%	6.49%	16.00%	17.69%	9.75%	10.65%
3	5.71%	3.81%	10.24%	17.54%	9.34%	11.12%
4	2.37%	-1.28%	7.64%	16.74%	9.94%	11.00%
5	5.21%	-0.18%	5.36%	17.24%	11.02%	11.66%
6	5.20%	-0.86%	4.14%	17.27%	8.86%	11.51%
7	7.48%	0.10%	6.81%	17.49%	9.90%	11.64%
8	8.46%	0.54%	1.73%	17.05%	9.74%	11.69%
9	10.39%	-0.14%	2.07%	15.96%	8.29%	11.63%
10 (ultra-small)	5.54%	-0.83%	2.86%	15.64%	8.47%	13.54%

[1]	Performance figures are as of the period ended December 31, 2014. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

69	Semi-Annual Report | December 31, 2014 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the calendar year December 31, 2014:

Rank	Company	Industry	% Contribution to Return
1	Apple Inc.	Information Technology	1.3%
2	Intel Corporation	Information Technology	1.1%
3	CVS Health Corporation	Consumer Staples	1.1%
4	Gilead Sciences, Inc.	Health Care	0.8%
5	Microsoft Corporation	Information Technology	0.7%
6	Cisco Systems, Inc.	Information Technology	0.7%
7	Berkshire Hathaway Inc. Class B	Financials	0.7%
8	Walt Disney Company	Consumer Discretionary	0.7%
9	Wells Fargo & Company	Financials	0.6%
10	3M Company	Industrials	0.6%
11	Visa Inc. Class A	Information Technology	0.6%
12	Oracle Corporation	Information Technology	0.5%
13	Merck & Co., Inc.	Health Care	0.5%
14	Johnson & Johnson	Health Care	0.5%
15	PepsiCo, Inc.	Consumer Staples	0.5%
16	Procter & Gamble Company	Consumer Staples	0.4%
17	Bank of America Corporation	Financials	0.4%
18	Comcast Corporation Class A	Consumer Discretionary	0.3%
19	Wal-Mart Stores, Inc.	Consumer Staples	0.3%
20	JPMorgan Chase & Co.	Financials	0.2%
21	United Parcel Service, Inc. Class B	Industrials	0.2%
22	Pfizer Inc.	Health Care	0.2%
23	Coca-Cola Company	Consumer Staples	0.1%
24	United Technologies Corporation	Industrials	0.1%
25	ConocoPhillips	Energy	0.1%
26	QUALCOMM Incorporated	Information Technology	0.1%
27	AT&T Inc.	Telecommunication Services	0.0%
28	Schlumberger NV	Energy	0.0%
29	McDonald’s Corporation	Consumer Discretionary	0.0%
30	Verizon Communications Inc.	Telecommunication Services	0.0%
31	Google Inc. Class A	Information Technology	0.0%
32	Google Inc. Class C	Information Technology	-0.1%
33	Chevron Corporation	Energy	-0.1%
34	Exxon Mobil Corporation	Energy	-0.1%
35	General Electric Company	Industrials	-0.2%
36	International Business Machines Corporation	Information Technology	-0.4%
37	Amazon.com, Inc.	Consumer Discretionary	-0.7%

www.bridgeway.com	70

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	10.6%	12.1%	-1.5%
Consumer Staples	14.2%	9.8%	4.4%
Energy	10.3%	8.4%	1.9%
Financials	10.7%	16.7%	-6.0%
Health Care	10.9%	14.2%	-3.3%
Industrials	11.2%	10.4%	0.8%
Information Technology	26.7%	19.7%	7.0%
Materials	0.0%	3.2%	-3.2%
Telecommunication Services	5.2%	2.3%	2.9%
Utilities	0.0%	3.2%	-3.2%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

71	Semi-Annual Report | December 31, 2014 (Unaudited)

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

COMMON STOCKS - 99.85%
Aerospace & Defense - 2.72%
United Technologies Corp.	145,680	$16,753,200

Air Freight & Logistics - 2.86%
United Parcel Service, Inc., Class B	158,663	17,638,566

Beverages - 5.27%
Coca-Cola Co. (The)	379,314	16,014,637
PepsiCo, Inc.	174,105	16,463,369

		32,478,006

Biotechnology - 2.93%
Gilead Sciences, Inc.*	191,700	18,069,642

Commercial Banks - 2.66%
Wells Fargo & Co.	299,659	16,427,306

Communications Equipment - 2.82%
Cisco Systems, Inc.	625,608	17,401,287

Computers & Peripherals - 3.93%
Apple, Inc.	219,650	24,244,967

Diversified Financial Services - 8.05%
Bank of America Corp.	921,708	16,489,356
Berkshire Hathaway, Inc., Class B*	111,350	16,719,203
JPMorgan Chase & Co.	262,695	16,439,453

		49,648,012

Diversified Telecommunication Services - 5.25%
AT&T, Inc.	486,125	16,328,939
Verizon Communications, Inc.	342,489	16,021,635

		32,350,574

Energy Equipment & Services - 2.52%
Schlumberger, Ltd.	181,800	15,527,538

Food & Staples Retailing - 6.20%
CVS Health Corp.	220,300	21,217,093
Wal-Mart Stores, Inc.	197,919	16,997,284

		38,214,377

Hotels, Restaurants & Leisure - 2.62%
McDonald’s Corp.	172,200	16,135,140

Household Products - 2.68%
Procter & Gamble Co. (The)	181,526	16,535,203

Industrial Conglomerates - 5.66%
3M Co.	113,950	18,724,264

Industry Company	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	638,943	$16,146,090

		34,870,354

Internet & Catalog Retail - 2.62%
Amazon.com, Inc.*	52,100	16,169,235

Internet Software & Services - 2.64%
Google, Inc., Class A*	15,370	8,156,244
Google, Inc., Class C*	15,370	8,090,768

		16,247,012

IT Services - 6.09%
International Business Machines Corp.	99,867	16,022,661
Visa, Inc., Class A	82,050	21,513,510

		37,536,171

Media - 5.37%
Comcast Corp., Class A	287,500	16,677,875
Walt Disney Co. (The)	174,600	16,445,574

		33,123,449

Oil, Gas & Consumable Fuels - 7.81%
Chevron Corp.	142,595	15,996,307
ConocoPhillips	232,235	16,038,149
Exxon Mobil Corp.	174,487	16,131,323

		48,165,779

Pharmaceuticals - 7.92%
Johnson & Johnson	155,552	16,266,073
Merck & Co., Inc.	283,935	16,124,669
Pfizer, Inc.	527,344	16,426,766

		48,817,508

Semiconductors & Semiconductor Equipment - 5.69%
Intel Corp.	526,943	19,122,761
QUALCOMM, Inc.	215,100	15,988,383

		35,111,144

Software - 5.54%
Microsoft Corp.	350,945	16,301,395
Oracle Corp.	396,613	17,835,687

		34,137,082

TOTAL COMMON STOCKS - 99.85%		615,601,552

(Cost $415,768,005)

www.bridgeway.com	72

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Dreyfus Cash Management Fund	0.03%	9,541	$9,541

TOTAL MONEY MARKET FUND - 0.00%			9,541

(Cost $9,541)

TOTAL INVESTMENTS - 99.85%			$615,611,093

(Cost $415,777,546)
Other Assets in Excess of Liabilities - 0.15%			946,028

NET ASSETS - 100.00%			$616,557,121

*	Non-income producing security.
^	Rate disclosed as of December 31, 2014.

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$615,601,552	$—	$—	$615,601,552
Money Market Fund	—	9,541	—	9,541

TOTAL	$615,601,552	$9,541	$—	$615,611,093

See Notes to Financial Statements.

73	Semi-Annual Report | December 31, 2014 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY
(Unaudited)

December 31, 2014

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2014, our Fund returned 1.21%, compared to our primary market benchmark, the S&P 500 Index (+4.93%), our peer benchmark, the Lipper Balanced Funds Index (+2.32%), and the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.17%). It was an up quarter for the broad stock market, but a poor one for shorter term fixed-income securities. While we performed well versus the Fund’s fixed-income benchmark, we did not meet our objective of capturing 40% of the S&P 500 Index. The Fund captured approximately 25% of the upside. Our performance is in line with our risk profile over shorter periods of time, and our risk profile remains at or below 40% of the S&P 500 Index. It was an “OK” quarter.

For the six month “semi-annual” period ending December 31, 2014, our Fund was up 0.63%, trailing our primary market benchmark, the S&P 500 Index (+6.12%), and our peer benchmark, the Lipper Balanced Funds Index (+1.73%), but beating the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.23%).

For the calendar year, our Fund returned 5.95%, trailing the S&P 500 Index (+13.69%) but capturing 43% of the index return – a favorable result. Our goal is to capture 40% or more of the market’s upside over the long term. We also trailed the Lipper Balanced Funds Index (+7.21%), but beat the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.64%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
						Since Inception
	Quarter	6 Months	1 Year	5 Years	10 Years	(6/30/01)

Managed Volatility Fund	1.21%	0.63%	5.95%	5.78%	3.85%	4.20%
S&P 500 Index	4.93%	6.12%	13.69%	15.45%	7.67%	6.01%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.17%	0.23%	0.64%	1.14%	2.58%	2.87%
Lipper Balanced Funds Index	2.32%	1.73%	7.21%	9.50%	6.01%	5.50%

Performance figures quoted in the table above represent past performance and are no guarantee of future results.Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, the Managed Volatility Fund ranked 181st of 536 Mixed-Asset Target Allocation Moderate funds for the twelve months ending December 31, 2014, 370th of 398 over the past five years, 235th of 260 over the last ten years, and 13th of 132 funds since inception in June 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	74

Managed Volatility Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

According to data from Morningstar as of December 31, 2014, the Managed Volatility Fund ranked 91st of 326 Long-Short funds for the twelve months ending December 31, 2014, 45th out of 80 funds over the past five years, and 21st out of 32 funds over the last ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 12/31/14

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund returned 1.21%, underperforming the S&P 500 Index’s return of 4.93%. The main drivers of positive Fund performance were the equity and options components, contributing approximately 2.4% and

0.4%, respectively. This positive performance was offset by the negative performance of the futures component. The fixed-income component was essentially flat for the quarter.

Detailed Explanation of Calendar Year Performance

For the calendar year, the Managed Volatility Fund returned 5.95%, underperforming the S&P 500 Index’s return of 13.69%. We considered this to be a solid year, as we captured 43% of the S&P 500’s return at a risk level in line with the Fund’s investment objective. As measures of risk and volatility, our beta for the year was approximately 0.33, well below our target level of 0.4 or below, and our standard deviation of 3.14 was approximately 40% of the S&P 500 Index’s standard deviation of 7.91. The main drivers of positive Fund performance were the equity and options components, contributing approximately 5.7% and 3.8%, respectively. This positive performance was offset by the negative performance of the futures component. The fixed-income component was essentially flat for the year.

The Fund continues to perform as expected, particularly over longer time horizons. For 10 years and since inception, the Fund has captured roughly 50% and 70%, respectively, of the S&P 500 Index’s return with a standard deviation roughly 55% lower than the Index.

75	Semi-Annual Report | December 31, 2014 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	2.0%
2	Marathon Petroleum Corp.	Oil, Gas & Consumable Fuels	1.7%
3	Avis Budget Group, Inc.	Road & Rail	1.4%
4	Valero Energy Corp.	Oil, Gas & Consumable Fuels	1.2%
5	PNC Financial Services Group, Inc. (The)	Commercial Banks	1.1%
6	Ingersoll-Rand PLC	Machinery	1.0%
7	Aflac, Inc.	Insurance	0.9%
8	Gap, Inc. (The)	Specialty Retail	0.9%
9	Travelers Cos., Inc. (The)	Insurance	0.9%
10	United Rentals, Inc.	Trading Companies & Distributors	0.8%
			11.9%

Industry Sector Representation as of December 31, 2014

Asset Type	% of Net Assets
Common Stock	60.0%
Consumer Discretionary	10.6%
Consumer Staples	8.7%
Energy	13.2%
Financials	16.4%
Health Care	10.4%
Industrials	14.2%
Information Technology	18.0%
Materials	4.4%
Telecommunication Services	1.7%
Utilities	2.5%
U.S. Government Obligations	43.9%
Covered Call Options Written	-1.5%
Put Options Written	-0.5%
Money Market Funds	4.2%
Liabilities in Excess of Other Assets	-6.1%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in

www.bridgeway.com	76

Managed Volatility Fund
MANAGER’S COMMENTARY (continued)
(Unaudited)

theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

77	Semi-Annual Report | December 31, 2014 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 59.87%
Aerospace & Defense - 1.14%
Honeywell International, Inc.	1,100	$109,912
Lockheed Martin Corp.	870	167,536
Northrop Grumman Corp.#	400	58,956
Raytheon Co.#	1,100	118,987
United Technologies Corp.	840	96,600

		551,991

Air Freight & Logistics - 0.29%
FedEx Corp.	800	138,928

Auto Components - 0.22%
Delphi Automotive PLC#	900	65,448
Johnson Controls, Inc.	900	43,506

		108,954

Automobiles - 0.45%
Ford Motor Co.	3,200	49,600
Tata Motors, Ltd., ADR#	4,000	169,120

		218,720

Beverages - 1.12%
Brown-Forman Corp., Class B	2,425	213,012
Constellation Brands, Inc., Class A*#	1,700	166,889
PepsiCo, Inc.	1,700	160,752

		540,653

Biotechnology - 1.68%
Alexion Pharmaceuticals, Inc,*	300	55,509
Amgen, Inc.#	700	111,503
Biogen Idec, Inc.*#	900	305,505
Celgene Corp.*	1,100	123,046
Gilead Sciences, Inc.*#	2,300	216,798

		812,361

Capital Markets - 1.99%
Ameriprise Financial, Inc.	680	89,930
BlackRock, Inc.	200	71,512
Charles Schwab Corp. (The)#	7,100	214,349
E*TRADE Financial Corp.*#	14,500	351,698
Goldman Sachs Group, Inc. (The)#	700	135,681
Morgan Stanley	800	31,040
State Street Corp.	900	70,650

		964,860

Chemicals - 1.55%
Dow Chemical Co. (The)#	2,000	91,220

Industry Company	Shares	Value

Chemicals (continued)
LyondellBasell Industries NV, Class A	600	$47,634
Monsanto Co.	900	107,523
PPG Industries, Inc.	400	92,460
Praxair, Inc.#	1,200	155,472
Sherwin-Williams Co. (The)#	600	157,824
Sigma-Aldrich Corp.	700	96,089

		748,222

Commercial Banks - 2.02%
BB&T Corp.	1,000	38,890
Comerica, Inc.	1,100	51,524
KeyCorp	3,700	51,430
PNC Financial Services Group, Inc. (The)#	6,000	547,380
U.S. Bancorp	2,200	98,890
Wells Fargo & Co.#	3,471	190,280

		978,394

Commercial Services & Supplies - 1.32%
ADT Corp. (The)#	9,000	326,070
Tyco International PLC#	4,400	192,984
Waste Management, Inc.	2,300	118,036

		637,090

Communications Equipment - 0.70%
Cisco Systems, Inc.#	11,600	322,654
Juniper Networks, Inc.#	700	15,624

		338,278

Computers & Peripherals - 1.87%
Apple, Inc.#	3,400	375,292
EMC Corp.#	6,600	196,284
Hewlett-Packard Co.#	5,100	204,663
SanDisk Corp.#	1,300	127,374

		903,613

Consumer Finance - 0.59%
American Express Co.	1,300	120,952
Capital One Financial Corp.#	2,000	165,100

		286,052

Containers & Packaging - 0.16%
Ball Corp.	400	27,268
Crown Holdings, Inc.*#	1,000	50,900

		78,168

Diversified Financial Services - 1.78%
Bank of America Corp.#	7,800	139,542

www.bridgeway.com	78

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
Berkshire Hathaway, Inc., Class B*	1,200	$180,180
Citigroup, Inc.#	3,310	179,104
JPMorgan Chase & Co.#	4,400	275,352
McGraw Hill Financial, Inc.	1,000	88,980

		863,158

Diversified Telecommunication Services - 1.01%
AT&T, Inc.#	2,500	83,975
CenturyLink, Inc.	4,300	170,194
Frontier Communications Corp.	6,472	43,168
Verizon Communications, Inc.#	4,100	191,798

		489,135

Electric Utilities - 0.70%
American Electric Power Co., Inc.	1,900	115,368
Duke Energy Corp.	783	65,412
Exelon Corp.#	4,300	159,444

		340,224

Electrical Equipment - 0.33%
Eaton Corp. PLC	1,000	67,960
Emerson Electric Co.#	1,500	92,595

		160,555

Energy Equipment & Services - 0.75%
Baker Hughes, Inc.#	3,100	173,817
Halliburton Co.#	1,700	66,861
Helmerich & Payne, Inc.	1,000	67,420
National Oilwell Varco, Inc.#	800	52,424
Seventy Seven Energy, Inc.*	150	812

		361,334

Food & Staples Retailing - 1.19%
CVS Health Corp.#	1,800	173,358
Kroger Co. (The)#	4,000	256,840
Wal-Mart Stores, Inc.#	1,700	145,996

		576,194

Food Products - 2.02%
Archer-Daniels-Midland Co.#	1,900	98,800
General Mills, Inc.#	2,300	122,659
JM Smucker Co. (The)	1,400	141,372
Keurig Green Mountain, Inc.	1,300	172,114
Mead Johnson Nutrition Co.	616	61,933
Tyson Foods, Inc., Class A#	9,500	380,855

		977,733

Industry Company	Shares	Value

Health Care Equipment & Supplies - 0.99%
Abbott Laboratories	800	$36,016
Baxter International, Inc.	1,300	95,277
Becton Dickinson & Co.#	920	128,027
C.R. Bard, Inc.	600	99,972
Stryker Corp.#	1,260	118,856

		478,148

Health Care Providers & Services - 0.84%
Express Scripts Holding Co.*#	1,934	163,752
Laboratory Corp. of America Holdings*	300	32,370
UnitedHealth Group, Inc.#	2,100	212,289

		408,411

Hotels, Restaurants & Leisure - 0.75%
McDonald’s Corp.	900	84,330
Starbucks Corp.#	1,000	82,050
Wynn Resorts, Ltd.	500	74,380
Yum! Brands, Inc.#	1,700	123,845

		364,605

Household Products - 0.86%
Colgate-Palmolive Co.	1,600	110,704
Kimberly-Clark Corp.	1,000	115,540
Procter & Gamble Co. (The)#	2,100	191,289

		417,533

Independent Power Producers & Energy Traders - 0.19%
AES Corp.#	6,800	93,636

Industrial Conglomerates - 0.94%
3M Co.	1,000	164,320
Danaher Corp.#	1,300	111,423
General Electric Co.#	7,100	179,417

		455,160

Insurance - 2.43%
Aflac, Inc.#	7,500	458,175
Aon PLC#	1,700	161,211
Chubb Corp. (The)#	1,100	113,817
Progressive Corp. (The)	820	22,132
Travelers Cos., Inc. (The)#	4,000	423,400

		1,178,735

Internet & Catalog Retail - 0.56%
Amazon.com, Inc.*#	500	155,175
Priceline Group, Inc. (The)*	100	114,021

		269,196

79	Semi-Annual Report | December 31, 2014 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet Software & Services - 1.17%
	eBay, Inc.*#	1,300	$72,956
	Facebook, Inc., Class A*#	2,800	218,456
	Google, Inc., Class A*	260	137,972
	Google, Inc., Class C*	260	136,864

			566,248

IT Services - 1.82%
	Cognizant Technology Solutions Corp., Class A*#	4,100	215,906
	International Business Machines Corp.	1,200	192,528
	MasterCard, Inc., Class A#	1,000	86,160
	Teradata Corp.*	400	17,472
	Visa, Inc., Class A#	1,300	340,860
	Western Union Co. (The)	1,500	26,865

			879,791

Leisure Equipment & Products - 0.17%
	Hasbro, Inc.#	1,500	82,485

Life Sciences Tools & Services - 0.18%
	Thermo Fisher Scientific, Inc.	700	87,703

Machinery - 1.48%
	Deere & Co.#	2,700	238,869
	Ingersoll-Rand PLC#	7,500	475,425

			714,294

Media - 1.69%
	Comcast Corp., Class A#	2,250	130,522
	News Corp., Class A*#	2,300	36,087
	Omnicom Group, Inc.	1,000	77,470
	Scripps Networks Interactive, Inc., Class A#	1,200	90,324
	Time Warner, Inc.#	1,333	113,865
	Twenty-First Century Fox, Inc., Class A#	3,300	126,736
	Viacom, Inc., Class B	500	37,625
	Walt Disney Co. (The)#	2,200	207,218

			819,847

Metals & Mining - 0.73%
	Alcoa, Inc.#	22,500	355,275

Multiline Retail - 0.26%
	Big Lots, Inc.	500	20,010
	Dollar General Corp.*#	1,500	106,050

			126,060

Industry	Company	Shares	Value

Multi-Utilities - 0.60%
	Dominion Resources, Inc.#	1,920	$147,648
	Public Service Enterprise Group, Inc.	800	33,128
	Sempra Energy	1,000	111,360

			292,136

Oil, Gas & Consumable Fuels - 7.15%
	Anadarko Petroleum Corp.	1,000	82,500
	Apache Corp.	500	31,335
	California Resources Corp.*	480	2,645
	Chesapeake Energy Corp.#	2,100	41,097
	Chevron Corp.#	2,078	233,110
	ConocoPhillips	887	61,256
	EOG Resources, Inc.#	1,000	92,070
	Exxon Mobil Corp.#	4,000	369,800
	Kinder Morgan, Inc.	1,100	46,541
	Marathon Petroleum Corp.#	9,100	821,366
	Murphy Oil Corp.#	4,300	217,236
	Occidental Petroleum Corp.#	1,200	96,732
	Phillips 66#	5,193	372,338
	Southwestern Energy Co.*#	13,000	354,770
	Valero Energy Corp.#	11,600	574,200
	Williams Cos., Inc. (The)#	1,500	67,410

			3,464,406

Paper & Forest Products - 0.17%
	International Paper Co.	1,500	80,370

Pharmaceuticals - 2.53%
	AbbVie, Inc.#	1,600	104,704
	Actavis PLC*	400	102,964
	Allergan, Inc.#	1,200	255,108
	Bristol-Myers Squibb Co.#	2,279	134,529
	Johnson & Johnson#	2,500	261,425
	Merck & Co., Inc.#	2,800	159,012
	Pfizer, Inc.#	6,600	205,590

			1,223,332

Professional Services - 0.20%
	Nielsen NV	2,200	98,406

Real Estate Investment Trusts (REITs) - 1.00%
	American Tower Corp.#	1,200	118,620
	Crown Castle International Corp.#	900	70,830
	Public Storage	900	166,365
	Simon Property Group, Inc.#	700	127,477

			483,292

www.bridgeway.com	80

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry Company		Shares	Value

Common Stocks (continued)
Road & Rail - 1.67%
Avis Budget Group, Inc.*#		10,000	$663,300
Union Pacific Corp.		1,200	142,956

			806,256

Semiconductors & Semiconductor Equipment - 3.20%
Applied Materials, Inc.#		8,200	204,344
Broadcom Corp., Class A#		900	38,997
Intel Corp.#		2,300	83,467
Micron Technology, Inc.*#		28,000	980,280
QUALCOMM, Inc.#		2,400	178,392
Texas Instruments, Inc.		1,170	62,554

			1,548,034

Software - 2.05%
Activision Blizzard, Inc.#		12,000	241,800
Citrix Systems, Inc.*#		1,000	63,800
Intuit, Inc.#		1,300	119,847
Microsoft Corp.#		5,700	264,765
Oracle Corp.#		5,460	245,536
salesforce.com, inc.*#		1,000	59,310

			995,058

Specialty Retail - 1.88%
AutoZone, Inc.*#		600	371,466
Gap, Inc. (The)#		10,700	450,577
PetSmart, Inc.		1,100	89,424

			911,467

Textiles, Apparel & Luxury Goods - 0.36%
NIKE, Inc., Class B		1,800	173,070

Trading Companies & Distributors - 1.12%
NOW, Inc.*+		200	5,146
United Rentals, Inc.*		4,000	408,040
Veritiv Corp.*		28	1,452
W.W. Grainger, Inc.		500	127,445

			542,083

TOTAL COMMON STOCKS - 59.87%			28,989,654

(Cost $20,614,853)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 43.78%
U.S. Treasury Bills - 43.37%
01/02/2015	0.015%(a)	$2,000,000	1,999,999
01/15/2015	0.010%(a)	2,000,000	1,999,992
02/05/2015	0.020%(a)	2,000,000	1,999,961
02/26/2015	0.020%(a)	3,000,000	2,999,907
03/05/2015	0.025%(a)	2,000,000	1,999,940
03/19/2015	0.035%(a)	2,000,000	1,999,916

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value

U.S. Treasury Bills (continued)
03/26/2015	0.055	%(a)	$5,000,000	$4,999,800
04/02/2015	0.040	%(a)	3,000,000	2,999,700

				20,999,215

U.S. Treasury Notes - 0.41%
02/15/2015	4.000	%(a)	200,000	199,991

TOTAL U.S. GOVERNMENT OBLIGATIONS - 43.78% (Cost $21,198,671)				21,199,206

	Rate^		Shares	Value

MONEY MARKET FUND - 4.18%
Dreyfus Cash Management Fund	0.03%		2,023,896	2,023,896

TOTAL MONEY MARKET FUND – 4.18%				2,023,896

(Cost $2,023,896)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.01%
Dreyfus Cash Management Fund**	0.03%		5,400	5,400

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.01%				5,400

(Cost $5,400)

TOTAL INVESTMENTS - 107.84% (Cost $43,842,820)				$52,218,156
Liabilities in Excess of Other Assets - (7.84%)				(3,795,290)

NET ASSETS - 100.00%				$48,422,866

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $5,146 as of December 31, 2014.
(a)	Rate represents the effective yield at purchase.
PLC	- Public Limited Company

See Notes to Financial Statements.

81	Semi-Annual Report | December 31, 2014 (Unaudited)

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (1.52%)

AbbVie, Inc.
Expiring February, 2015 at $70.00	5	$(450)
Activision Blizzard, Inc.
Expiring February, 2015 at $22.00	120	(5,640)
ADT Corp. (The)
Expiring January, 2015 at $33.00	90	(36,000)
AES Corp.
Expiring May, 2015 at $14.00	20	(1,600)
Aflac, Inc.
Expiring February, 2015 at $60.00	75	(17,025)
Alcoa, Inc.
Expiring January, 2015 at $16.00	225	(9,900)
Allergan, Inc.
Expiring January, 2015 at $190.00	3	(7,170)
Amazon.com, Inc.
Expiring January, 2015 at $290.00	2	(4,800)
American Electric Power Co., Inc.
Expiring May, 2015 at $60.00	5	(1,490)
American Tower Corp.
Expiring January, 2015 at $100.00	4	(452)
Amgen, Inc.
Expiring April, 2015 at $165.00	2	(1,500)
Aon PLC
Expiring April, 2015 at $100.00	7	(1,610)
Apple, Inc.
Expiring January, 2015 at $105.00	10	(6,200)
Applied Materials, Inc.
Expiring April, 2015 at $26.00	30	(3,840)
Archer-Daniels-Midland Co.
Expiring March, 2015 at $55.00	5	(460)
AT&T, Inc.
Expiring March, 2015 at $33.00	7	(833)
AutoZone, Inc.
Expiring March, 2015 at $610.00	2	(6,038)
Avis Budget Group, Inc.
Expiring February, 2015 at $62.50	100	(60,000)
Baker Hughes, Inc.
Expiring January, 2015 at $55.00	8	(1,920)
Bank Of America Corp.
Expiring March, 2015 at $18.00	20	(1,360)
Becton Dickinson & Co.
Expiring March, 2015 at $145.00	4	(1,112)
Berkshire Hathaway, Inc., Class B
Expiring March, 2015 at $150.00	4	(2,048)

Company	Number of Contracts	Value

Biogen Idec, Inc.
Expiring March, 2015 at $335.00	3	$(9,210)
Bristol-Myers Squibb Co.
Expiring March, 2015 at $60.00	8	(1,888)
Broadcom Corp., Class A
Expiring February, 2015 at $45.00	3	(345)
Capital One Financial Corp.
Expiring March, 2015 at $82.50	7	(2,310)
Centurytel, Inc.
Expiring January, 2015 at $42.00	15	(165)
Charles Schwab Corp. (The)
Expiring March, 2015 at $30.00	25	(4,250)
Chesapeake Energy Corp.
Expiring February, 2015 at $20.00	7	(847)
Chevron Corp.
Expiring March, 2015 at $110.00	7	(4,165)
Cisco Systems, Inc.
Expiring March, 2015 at $28.00	40	(3,640)
Citigroup, Inc.
Expiring January, 2015 at $55.00	10	(750)
Citrix Systems, Inc.
Expiring March, 2015 at $62.50	4	(1,616)
Cognizant Technology Solutions Corp., Class A
Expiring January, 2015 at $45.00	10	(8,100)
Comcast Corp., Class A
Expiring April, 2015 at $57.50	8	(2,480)
Constellation Brands, Inc., Class A
Expiring April, 2015 at $100.00	6	(2,700)
Crown Castle International Corp.
Expiring April, 2015 at $80.00	3	(780)
Crown Holdings, Inc.
Expiring January, 2015 at $47.00	10	(4,800)
CVS Health Corp.
Expiring February, 2015 at $90.00	5	(3,500)
Danaher Corp.
Expiring January, 2015 at $80.00	4	(2,640)
Deere & Co.
Expiring January, 2015 at $87.50	9	(1,764)
Delphi Automotive PLC
Expiring February, 2015 at $75.00	3	(495)
Dollar General Corp.
Expiring February, 2015 at $70.00	5	(2,000)
Dominion Resources, Inc.
Expiring April, 2015 at $77.50	6	(1,818)
Dow Chemical Co. (The)
Expiring March, 2015 at $48.00	8	(1,072)

www.bridgeway.com	82

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
E*TRADE Financial Corp.
Expiring January, 2015 at $21.00	145	$(49,300)
eBay, Inc.
Expiring January, 2015 at $55.00	4	(664)
EMC Corp.
Expiring April, 2015 at $30.00	10	(1,320)
Expiring January, 2015 at $30.00	15	(615)

		(1,935)
Emerson Electric Co.
Expiring March, 2015 at $62.50	7	(1,477)
EOG Resources, Inc.
Expiring April, 2015 at $100.00	3	(1,275)
Exelon Corp.
Expiring January, 2015 at $36.00	11	(2,200)
Express Scripts Holding Co.
Expiring February, 2015 at $87.50	6	(870)
Exxon Mobil Corp.
Expiring January, 2015 at $100.00	10	(40)
Facebook, Inc., Class A
Expiring January, 2015 at $82.50	8	(240)
Gap, Inc. (The)
Expiring January, 2015 at $43.00	7	(322)
Expiring March, 2015 at $41.00	80	(20,160)

		(20,482)
General Electric Co.
Expiring March, 2015 at $27.00	20	(340)
General Mills, Inc.
Expiring April, 2015 at $55.00	8	(760)
Gilead Sciences, Inc.
Expiring January, 2015 at $110.00	7	(84)
Goldman Sachs Group, Inc. (The)
Expiring January, 2015 at $195.00	2	(610)
Halliburton Co.
Expiring February, 2015 at $42.50	5	(575)
Hasbro, Inc.
Expiring January, 2015 at $57.50	5	(100)
Hewlett-Packard Co.
Expiring February, 2015 at $40.00	11	(1,540)
Ingersoll-Rand PLC
Expiring January, 2015 at $60.00	75	(29,250)
Intel Corp.
Expiring March, 2015 at $38.00	7	(602)
Intuit, Inc.
Expiring January, 2015 at $85.00	4	(3,200)
Johnson & Johnson
Expiring April, 2015 at $105.00	8	(2,840)

Company	Number of Contracts	Value

JPMorgan Chase & Co.
Expiring January, 2015 at $62.50	10	$(1,000)
Juniper Networks, Inc.
Expiring April, 2015 at $23.00	3	(318)
Kroger Co. (The)
Expiring January, 2015 at $55.00	15	(14,745)
Marathon Petroleum Corp.
Expiring January, 2015 at $82.50	79	(71,100)
Mastercard, Inc., Class A
Expiring April, 2015 at $90.00	3	(771)
Merck & Co., Inc.
Expiring February, 2015 at $62.50	9	(207)
Micron Technology, Inc.
Expiring April, 2015 at $34.00	10	(3,800)
Expiring January, 2015 at $30.00	200	(106,400)
Expiring January, 2015 at $33.00	20	(5,440)

		(115,640)
Microsoft Corp.
Expiring March, 2015 at $49.00	15	(1,185)
Murphy Oil Corp.
Expiring January, 2015 at $50.00	43	(7,310)
National Oilwell Varco, Inc.
Expiring February, 2015 at $70.00	3	(459)
News Corp., Class A
Expiring April, 2015 at $16.00	8	(560)
NIKE, Inc., Class B
Expiring January, 2015 at $87.50	6	(5,370)
Occidental Petroleum Corp.
Expiring January, 2015 at $95.00	4	(20)
Oracle Corp.
Expiring March, 2015 at $42.00	10	(4,000)
Expiring March, 2015 at $46.00	10	(1,230)

		(5,230)
Pfizer, Inc.
Expiring March, 2015 at $32.00	20	(1,260)
Phillips 66
Expiring February, 2015 at $75.00	5	(1,000)
Expiring February, 2015 at $80.00	35	(2,625)

		(3,625)
PNC Financial Services Group, Inc. (The)
Expiring February, 2015 at $90.00	45	(13,005)
Praxair, Inc.
Expiring January, 2015 at $130.00	4	(720)
Procter & Gamble Co. (The)
Expiring April, 2015 at $92.50	8	(1,592)

83	Semi-Annual Report | December 31, 2014 (Unaudited)

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
QUALCOMM, Inc.
Expiring April, 2015 at $75.00	7	$(2,275)
Raytheon Co.
Expiring February, 2015 at $110.00	3	(669)
Salesforce.com, Inc.
Expiring February, 2015 at $60.00	3	(702)
SanDisk Corp.
Expiring April, 2015 at $100.00	4	(2,520)
Scripps Networks Interactive, Inc., Class A
Expiring March, 2015 at $80.00	5	(1,125)
Sherwin-Williams Co. (The)
Expiring January, 2015 at $220.00	2	(9,100)
Simon Property Group, Inc.
Expiring April, 2015 at $190.00	2	(600)
Southwestern Energy Co.
Expiring January, 2015 at $37.00	40	(40)
Expiring March, 2015 at $30.00	90	(10,350)

		(10,390)
Starbucks Corp.
Expiring April, 2015 at $85.00	3	(678)
Stryker Corp.
Expiring March, 2015 at $100.00	4	(704)
Tata Motors, Ltd., ADR
Expiring April, 2015 at $42.00	40	(13,760)
Time Warner, Inc.
Expiring April, 2015 at $87.50	4	(1,300)
Travelers Cos., Inc. (The)
Expiring April, 2015 at $105.00	12	(5,076)
Twenty-First Century Fox, Inc., Class A
Expiring January, 2015 at $34.00	8	(3,840)
Tyco International PLC
Expiring January, 2015 at $41.00	12	(3,780)
Tyson Foods, Inc., Class A
Expiring January, 2015 at $39.00	95	(16,150)
United Rentals, Inc.
Expiring March, 2015 at $105.00	40	(24,400)
UnitedHealth Group, Inc.
Expiring March, 2015 at $100.00	7	(3,185)
Valero Energy Corp.
Expiring January, 2015 at $47.50	7	(2,037)
Expiring January, 2015 at $50.00	85	(8,500)

		(10,537)
Verizon Communications, Inc.
Expiring March, 2015 at $47.00	12	(1,332)
Visa, Inc., Class A
Expiring January, 2015 at $215.00	4	(20,148)

Company	Number of Contracts	Value

Wal-Mart Stores, Inc.
Expiring February, 2015 at $85.00	5	$(1,325)
Walt Disney Co. (The)
Expiring February, 2015 at $95.00	7	(1,785)
Wells Fargo & Co.
Expiring February, 2015 at $55.00	10	(1,260)
Williams Cos., Inc. (The)
Expiring February, 2015 at $45.00	5	(1,175)
Yum! Brands, Inc.
Expiring April, 2015 at $72.50	7	(2,415)

TOTAL CALL OPTION WRITTEN — (1.52%)		(735,515)

(Premiums received $(509,021))

PUT OPTIONS WRITTEN - (0.50%)

ACE Ltd.
Expiring February, 2015 at $110.00	40	(4,000)
Activision Blizzard, Inc.
Expiring January, 2015 at $21.00	75	(7,650)
ADT Corp. (The)
Expiring January, 2015 at $36.00	50	(3,500)
Alaska Air Group, Inc.
Expiring April, 2015 at $55.00	85	(17,000)
Alcoa, Inc.
Expiring January, 2015 at $16.00	50	(2,950)
Ashland, Inc.
Expiring April, 2015 at $110.00	30	(7,050)
Avis Budget Group, Inc.
Expiring January, 2015 at $60.00	40	(1,240)
CF Industries Holdings, Inc.
Expiring February, 2015 at $260.00	20	(15,100)
Chubb Corp. (The)
Expiring January, 2015 at $90.00	20	(280)
Crown Holdings, Inc.
Expiring January, 2015 at $46.00	40	(1,400)
Everest Re Group, Ltd.
Expiring April, 2015 at $165.00	15	(6,750)
Expiring January, 2015 at $155.00	15	(450)

		(7,200)
Freeport-McMoRan, Inc.
Expiring February, 2015 at $27.00	130	(53,560)
Gap, Inc. (The)
Expiring March, 2015 at $36.00	15	(495)

www.bridgeway.com	84

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2014 (Unaudited)

Company	Number of Contracts	Value

Put Options Written (continued)
HCA Holdings, Inc.
Expiring March, 2015 at $72.50	15	$(5,250)
Hess Corp.
Expiring January, 2015 at $77.50	50	(21,800)
Juniper Networks, Inc.
Expiring April, 2015 at $21.00	45	(3,690)
Kroger Co. (The)
Expiring April, 2015 at $62.50	35	(5,950)
Expiring January, 2015 at $57.50	45	(135)

		(6,085)
Level 3 Communications, Inc.
Expiring March, 2015 at $45.00	60	(7,500)
Micron Technology, Inc.
Expiring January, 2015 at $30.00	100	(2,400)
Northrop Grumman Corp.
Expiring February, 2015 at $135.00	20	(2,300)
Expiring January, 2015 at $130.00	20	(300)

		(2,600)
Pentair PLC
Expiring February, 2015 at $65.00	50	(9,250)
Pilgrim’s Pride Corp.
Expiring March, 2015 at $30.00	40	(6,200)
Southwest Airlines Co.
Expiring March, 2015 at $38.00	65	(6,825)
Tesoro Corp.
Expiring February, 2015 at $70.00	70	(20,650)
Travelers Cos., Inc. (The)
Expiring January, 2015 at $90.00	10	(60)
United Continental Holdings, Inc.
Expiring March, 2015 at $55.00	40	(5,960)
Expiring March, 2015 at $60.00	45	(11,475)

		(17,435)
WABCO Holdings, Inc.
Expiring March, 2015 at $100.00	35	(11,200)

TOTAL PUT OPTIONS WRITTEN – (0.50%)		(242,370)

(Premiums received $(314,819))

TOTAL OPTIONS
WRITTEN – (2.02%)		$(977,885)

(Premiums received $(823,840))

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$28,989,654	$—	$—	$28,989,654
U.S. Government Obligations	—	21,199,206	—	21,199,206
Money Market Fund	—	2,023,896	—	2,023,896
Investments Purchased with Cash Proceeds from Securities Lending	—	5,400	—	5,400

TOTAL	$28,989,654	$23,228,502	$—	$52,218,156

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Options Written	$(977,885)	$—	$—	$(977,885)

TOTAL	$(977,885)	$—	$—	$(977,885)

See Notes to Financial Statements.

85	Semi-Annual Report | December 31, 2014 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Investments at value	$274,353,865	$150,218,690	$442,648,172	$5,681,788
Receivables:
Portfolio securities sold	6,773,998	1,481,306	693,420	21,743
Fund shares sold	25,102	-	387,095	-
Dividends and interest	136,622	333,261	366,465	12,473
Receivable from investment adviser	-	-	-	9,338
Deposits with brokers	-	-	-	-
Prepaid expenses	23,399	13,083	34,969	8,767
Total assets	281,312,986	152,046,340	444,130,121	5,734,109

LIABILITIES
Payables:
Portfolio securities purchased	5,366,239	779,733	464,747	-
Fund shares redeemed	196,040	23,068	187,040	-
Due to custodian	-	-	-	23,477
Loan payable	-	648,000	-	-
Payable upon return of securities loaned	10,840,059	11,317,492	42,446,552	537,683
Accrued Liabilities:
Investment adviser fees	298,118	104,860	167,026	-
Administration fees	4,721	2,469	7,091	92
Directors’ fees	1,751	1,041	2,745	43
Other	72,555	33,237	117,625	21,648
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	16,779,483	12,909,900	43,392,826	582,943
NET ASSETS	$264,533,503	$139,136,440	$400,737,295	$5,151,166

NET ASSETS REPRESENT
Paid-in capital	$332,508,319	$119,435,760	$264,342,993	$4,868,858
Undistributed (distributions in excess of) net investment income	(84,828)	313,001	(1,529,097)	221
Accumulated net realized gain (loss) on investments	(115,751,839)	1,485,652	8,581,540	(113,361)
Net unrealized appreciation on investments	47,861,851	17,902,027	129,341,859	395,448
NET ASSETS	$264,533,503	$139,136,440	$400,737,295	$5,151,166
Shares of common stock outstanding of $.001 par value*	4,454,273	4,387,064	25,218,937	443,447
Net asset value, offering price and redemption price per share	$59.39	$31.72	$15.89(a)	$11.62(a)
Total investments at cost	$226,492,014	$132,316,663	$313,306,313	$5,286,340
Premiums received on call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

87	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$41,235,145	$86,740,696	$74,398,090	$615,611,093	$52,218,156

86,305	-	2,886,733	11,215,492	-
3,000	15,961	25,850	462,821	128,216
10,545	74,427	40,836	757,700	23,347
-	-	-	4,914	-
-	-	-	-	74,423
13,317	14,887	14,321	34,302	12,078
41,348,312	86,845,971	77,365,830	628,086,322	52,456,220

-	-	3,888,742	6,822,982	2,999,700
31,135	21,858	9,020	300,159	5,639
49,880	-	-	-	-
-	-	-	4,336,000	-
6,892,450	8,128,857	2,487,314	-	5,400

11,581	41,039	28,749	-	18,937
611	1,398	1,239	11,163	876
213	610	328	3,022	272
22,578	34,408	25,312	55,875	24,645
-	-	-	-	735,515
-	-	-	-	242,370
7,008,448	8,228,170	6,440,704	11,529,201	4,033,354
$34,339,864	$78,617,801	$70,925,126	$616,557,121	$48,422,866

$45,539,517	$95,637,692	$71,531,770	$440,120,470	$45,628,590
(44,330)	261,778	(15,305)	(10,028)	5,665
(14,364,948)	(24,034,367)	(15,241,884)	(23,386,868)	(5,432,680)
3,209,625	6,752,698	14,650,545	199,833,547	8,221,291
$34,339,864	$78,617,801	$70,925,126	$616,557,121	$48,422,866
1,799,842	3,509,379	3,136,810	52,551,701	3,456,011
$19.08	$22.40	$22.61	$11.73	$14.01
$38,025,520	$79,987,998	$59,747,545	$415,777,546	$43,842,820
$-	$-	$-	$-	$509,021
$-	$-	$-	$-	$314,819

www.bridgeway.com	88

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2014 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
INVESTMENT INCOME
Dividends	$1,453,188	$723,977	$2,289,546	$45,971
Less: foreign taxes withheld	(2,310)	(2,111)	-	(246)
Interest	-	-	-	-
Securities lending	46,320	721,999	838,369	6,018
Total Investment Income	1,497,198	1,443,865	3,127,915	51,743

EXPENSES
Investment advisory fees - Base fees	1,164,899	644,959	1,005,265	14,703
Investment advisory fees - Performance adjustment	97,695	-	-	-
Administration fees	28,226	15,618	43,822	582
Accounting fees	39,116	33,910	61,727	29,567
Transfer agent fees	83,976	28,863	59,562	16,669
Audit fees	12,504	8,924	16,819	4,727
Legal fees	13,610	7,861	21,679	296
Custody fees	3,407	7,310	13,360	8,703
Blue sky fees	10,885	5,617	13,897	10,056
Directors’ and officers’ fees	11,586	6,574	18,260	248
Shareholder servicing fees	79,379	18,529	157,062	2,169
Reports to shareholders	13,022	3,203	15,178	135
Miscellaneous expenses	23,717	14,615	39,547	1,056
Total Expenses	1,582,022	795,983	1,466,178	88,911
Less investment advisory fees waived	-	-	-	(14,703)
Less expenses reimbursed by investment adviser	-	-	-	(50,149)
Net Expenses	1,582,022	795,983	1,466,178	24,059
NET INVESTMENT INCOME (LOSS)	(84,824)	647,882	1,661,737	27,684

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	9,322,571	3,291,140	13,159,272	(93,116)
Written options	-	-	-	-
Futures contracts	-	-	-	-
Net Realized Gain (Loss)	9,322,571	3,291,140	13,159,272	(93,116)
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,276,937	(9,522,340)	(8,870,443)	(29,473)
Written options	27,669	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	3,304,606	(9,522,340)	(8,870,443)	(29,473)
Net Realized and Unrealized Gain (Loss) on Investments	12,627,177	(6,231,200)	4,288,829	(122,589)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,542,353	$(5,583,318)	$5,950,566	$(94,905)

See Notes to Financial Statements.

89	Semi-Annual Report | December 31, 2014 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$79,885	$673,455	$372,247	$6,631,731	$221,756
-	-	-	-	(165)
-	-	-	-	6,950
30,868	37,978	8,654	-	182
110,753	711,433	380,901	6,631,731	228,723

98,993	241,938	153,122	236,023	142,365
(10,329)	12,416	522	-	-
3,595	8,792	6,664	64,314	5,173
24,803	27,992	26,571	58,580	30,215
25,527	33,979	26,960	27,140	21,358
5,471	6,975	6,302	22,143	8,732
1,779	4,466	3,049	29,766	2,357
1,754	1,802	1,299	4,182	5,172
10,503	11,081	10,731	24,449	10,465
1,461	3,709	2,588	25,493	2,112
10,492	28,783	20,075	89,459	14,634
2,188	4,839	3,046	38,654	1,640
3,360	8,580	5,380	50,667	4,393
179,597	395,352	266,309	670,870	248,616
(24,532)	(16,130)	(9,399)	(228,326)	(25,580)
-	-	-	-
155,065	379,222	256,910	442,544	223,036
(44,312)	332,211	123,991	6,189,187	5,687

2,802,746	2,733,380	4,761,679	1,585,750	941,861
-	-	-	-	26,749
-	-	-	-	(1,280,302)
2,802,746	2,733,380	4,761,679	1,585,750	(311,692)

(2,054,495)	(5,062,640)	1,411,241	21,780,724	541,313
-	-	-	-	10,258
(2,054,495)	(5,062,640)	1,411,241	21,780,724	551,571
748,251	(2,329,260)	6,172,920	23,366,474	239,879
$703,939	$(1,997,049)	$6,296,911	$29,555,661	$245,566

www.bridgeway.com	90

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended December 31, 2014	Year Ended June 30, 2014	Six Months Ended December 31, 2014	Year Ended June 30, 2014
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$(84,824)	$540,870	$647,882	$1,433,179
Net realized gain (loss) on investments	9,322,571	51,574,990	3,291,140	36,865,808
Net change in unrealized appreciation (depreciation) on investments	3,304,606	14,508,239	(9,522,340)	(7,816,828)
Net increase (decrease) in net assets resulting from operations	12,542,353	66,624,099	(5,583,318)	30,482,159

DISTRIBUTIONS:
From net investment income	(540,861)	(1,735,698)	(1,052,434)	(2,464,929)
From net realized gains	-	-	(27,750,353)	(17,948,088)
Net decrease in net assets from distributions	(540,861)	(1,735,698)	(28,802,787)	(20,413,017)

SHARE TRANSACTIONS:
Proceeds from sale of shares	6,091,846	10,038,899	486,093	1,662,726
Reinvestment of distributions	511,323	1,660,793	27,153,423	19,320,983
Cost of shares redeemed	(13,473,271)	(38,522,785)	(6,447,597)	(10,786,724)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(6,870,102)	(26,823,093)	21,191,919	10,196,985
Net increase (decrease) in net assets	5,131,390	38,065,308	(13,194,186)	20,266,127

NET ASSETS:
Beginning of period	259,402,113	221,336,805	152,330,626	132,064,499
End of period**	$264,533,503	$259,402,113	$139,136,440	$152,330,626

SHARES ISSUED & REDEEMED
Issued	106,930	195,178	12,806	39,966
Distributions reinvested	9,139	33,024	906,625	505,785
Redeemed	(237,332)	(775,190)	(173,895)	(259,111)
Net increase (decrease)	(121,263)	(546,988)	745,536	286,640
Outstanding at beginning of period	4,575,536	5,122,524	3,641,528	3,354,888
Outstanding at end of period	4,454,273	4,575,536	4,387,064	3,641,528

** Including undistributed net investment income of:	$(84,828)	$540,857	$313,001	$717,553

*	See Note 1 - Organization in the Notes to Financial Statements.

See Notes to Financial Statements.

91	Semi-Annual Report | December 31, 2014 (Unaudited)

Ultra-Small Company Market		Small-Cap Momentum
Six Months Ended December 31, 2014	Year Ended June 30, 2014	Six Months Ended December 31, 2014	Year Ended June 30, 2014
(Unaudited)		(Unaudited)

$1,661,737	$2,924,214	$27,684	$3,930
13,159,272	45,200,727	(93,116)	726,074
(8,870,443)	38,820,181	(29,473)	210,124
5,950,566	86,945,122	(94,905)	940,128

(3,294,374)	(4,139,584)	(27,463)	(10,130)
(37,828,878)	(35,854,743)	(442,934)	(611,659)
(41,123,252)	(39,994,327)	(470,397)	(621,789)

21,788,259	88,398,227	93,108	1,714,550
39,489,770	36,966,829	467,987	621,509
(49,532,311)	(90,103,055)	(738,911)	(1,197,763)
67,944	236,586	28	831
11,813,662	35,498,587	(177,788)	1,139,127
(23,359,024)	82,449,382	(743,090)	1,457,466

424,096,319	341,646,937	5,894,256	4,436,790
$400,737,295	$424,096,319	$5,151,166	$5,894,256

1,309,801	5,175,660	7,448	133,880
2,643,224	2,277,685	42,390	49,921
(3,016,775)	(5,302,510)	(59,769)	(94,408)
936,250	2,150,835	(9,931)	89,393
24,282,687	22,131,852	453,378	363,985
25,218,937	24,282,687	443,447	453,378

$(1,529,097)	$103,540	$221	$-

www.bridgeway.com	92

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31, 2014	Year Ended June 30, 2014	Six Months Ended December 31, 2014	Year Ended June 30, 2014
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income (loss)	$(44,312)	$21,893	$332,211	$600,775
Net realized gain (loss) on investments	2,802,746	8,176,246	2,733,380	19,073,482
Net change in unrealized appreciation (depreciation) on investments	(2,054,495)	(944,872)	(5,062,640)	(4,096,067)
Net increase (decrease) in net assets resulting from operations	703,939	7,253,267	(1,997,049)	15,578,190

DISTRIBUTIONS:
From net investment income	(21,907)	(134,922)	(581,377)	(411,510)
Net decrease in net assets from distributions	(21,907)	(134,922)	(581,377)	(411,510)

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,100,410	4,396,650	2,727,815	8,350,818
Reinvestment of distributions	20,924	128,745	548,083	390,564
Cost of shares redeemed	(1,882,139)	(8,829,944)	(7,861,219)	(17,374,484)
Net increase (decrease) in net assets resulting from share transactions	239,195	(4,304,549)	(4,585,321)	(8,633,102)
Net increase (decrease) in net assets	921,227	2,813,796	(7,163,747)	6,533,578

NET ASSETS:
Beginning of period	33,418,637	30,604,841	85,781,548	79,247,970
End of period*	$34,339,864	$33,418,637	$78,617,801	$85,781,548

SHARES ISSUED & REDEEMED
Issued	111,367	260,853	122,917	392,653
Distributions reinvested	1,168	7,459	26,087	18,174
Redeemed	(102,000)	(504,578)	(358,912)	(816,636)
Net increase (decrease)	10,535	(236,266)	(209,908)	(405,809)
Outstanding at beginning of period	1,789,307	2,025,573	3,719,287	4,125,096
Outstanding at end of period	1,799,842	1,789,307	3,509,379	3,719,287

* Including undistributed net investment income of:	$(44,330)	$21,889	$261,778	$510,944

See Notes to Financial Statements.

93	Semi-Annual Report | December 31, 2014 (Unaudited)

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility
Six Months Ended December 31, 2014	Year Ended June 30, 2014	Six Months Ended December 31, 2014	Year Ended June 30, 2014	Six Months Ended December 31, 2014	Year Ended June 30, 2014
(Unaudited)		(Unaudited)		(Unaudited)

$123,991	$371,342	$6,189,187	$11,231,549	$5,687	$59,672
4,761,679	10,053,322	1,585,750	25,571,189	(311,692)	289,994
1,411,241	2,238,082	21,780,724	61,288,676	551,571	2,995,432
6,296,911	12,662,746	29,555,661	98,091,414	245,566	3,345,098

(330,018)	(269,798)	(11,713,217)	(9,822,019)	(59,691)	(90,423)
(330,018)	(269,798)	(11,713,217)	(9,822,019)	(59,691)	(90,423)

10,570,831	2,603,682	77,971,625	122,237,919	8,630,458	27,943,007
316,957	257,823	11,360,966	9,492,007	55,735	84,811
(2,273,149)	(6,877,425)	(47,602,624)	(126,160,896)	(7,357,141)	(11,077,782)
8,614,639	(4,015,920)	41,729,967	5,569,030	1,329,052	16,950,036
14,581,532	8,377,028	59,572,411	93,838,425	1,514,927	20,204,711

56,343,594	47,966,566	556,984,710	463,146,285	46,907,939	26,703,228
$70,925,126	$56,343,594	$616,557,121	$556,984,710	$48,422,866	$46,907,939

481,954	136,923	6,743,943	11,688,219	621,093	2,098,652
14,681	13,944	1,007,178	921,554	4,036	6,489
(106,483)	(368,472)	(4,090,665)	(12,014,968)	(533,075)	(835,656)
390,152	(217,605)	3,660,456	594,805	92,054	1,269,485
2,746,658	2,964,263	48,891,245	48,296,440	3,363,957	2,094,472
3,136,810	2,746,658	52,551,701	48,891,245	3,456,011	3,363,957

$(15,305)	$190,722	$(10,028)	$5,514,002	$5,665	$59,669

www.bridgeway.com	94

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

	For the Period Ended 12/31/2014 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$56.69	$43.21	$33.13	$38.19	$27.67	$25.93

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.02)	0.11	0.65	0.62	0.51	0.58
Net Realized and Unrealized Gain (Loss)	2.84	13.73	9.84	(4.37)	10.72	1.40

Total from Investment Operations	2.82	13.84	10.49	(3.75)	11.23	1.98

Less Distributions to Shareholders from:
Net Investment Income	(0.12)	(0.36)	(0.41)	(1.31)	(0.71)	(0.24)

Total Distributions	(0.12)	(0.36)	(0.41)	(1.31)	(0.71)	(0.24)

Net Asset Value, End of Period	$59.39	$56.69	$43.21	$33.13	$38.19	$27.67

Total Return	4.99%(b)	32.14%	31.92%	(9.57%)	40.81%	7.56%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$264,534	$259,402	$221,337	$206,010	$106,757	$93,008
Expenses Before Waivers and Reimbursements	1.22%(c)	1.01%	0.74%(d)	(0.04%)(d)	(0.41%)(d)	(0.51%)(d)
Expenses After Waivers and Reimbursements	1.22%(c)	1.01%	0.74%	(0.04%)	(0.41%)	(0.51%)
Net Investment Income (Loss) After Waivers and Reimbursements	(0.07%)(c)	0.22%	1.69%	1.86%	1.49%	1.94%
Portfolio Turnover Rate	59%(b)	125%	149%	125%	107%	118%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.
(d)	For the years ended June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013, the expense ratio was significantly lower than past years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

95	Semi-Annual Report | December 31, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

	For the Period Ended 12/31/2014 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$41.83	$39.36	$27.57	$29.65	$22.94	$19.76

Income from Investment Operations:
Net Investment Income(a)	0.18	0.41	0.43	0.13	0.07	0.19
Net Realized and Unrealized Gain (Loss)	(2.12)	8.33	11.38	(1.79)	6.83	3.22

Total from Investment Operations	(1.94)	8.74	11.81	(1.66)	6.90	3.41

Less Distributions to Shareholders from:
Net Investment Income	(0.30)	(0.76)	(0.02)	(0.42)	(0.19)	(0.23)
Net Realized Gain	(7.87)	(5.51)	-	-	-	-

Total Distributions	(8.17)	(6.27)	(0.02)	(0.42)	(0.19)	(0.23)

Net Asset Value, End of Period	$31.72	$41.83	$39.36	$27.57	$29.65	$22.94

Total Return	(3.49)%(b)	23.72%	42.85%	(5.41%)	30.12%	17.26%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$139,136	$152,331	$132,064	$102,110	$94,434	$81,582
Expenses Before Waivers and Reimbursements	1.11%(c)	1.10%	1.17%	1.22%	1.18%	1.17%
Expenses After Waivers and Reimbursements	1.11%(c)	1.10%	1.17%	1.22%	1.18%	1.17%
Net Investment Income After Waivers and Reimbursements	0.90%(c)	0.98%	1.33%	0.49%	0.27%	0.83%
Portfolio Turnover Rate	45%(b)	99%	89%	93%	110%	133%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	96

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

	For the Period Ended 12/31/2014 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.46	$15.44	$14.67	$15.34	$11.72	$10.50

Income from Investment Operations:
Net Investment Income(a)	0.07	0.12	0.22	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	0.12	3.66	3.49	(0.09)	3.65	1.25

Total from Investment Operations	0.19	3.78	3.71	0.03	3.77	1.39

Less Distributions to Shareholders from:
Net Investment Income	(0.14)	(0.18)	(0.40)	(0.14)	(0.15)	(0.17)
Net Realized Gain	(1.64)	(1.59)	(2.54)	(0.56)	-	-

Total Distributions	(1.78)	(1.77)	(2.94)	(0.70)	(0.15)	(0.17)

Paid in Capital from Redemption Fees(a)	0.02	0.01	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Period	$15.89	$17.46	$15.44	$14.67	$15.34	$11.72

Total Return	1.86%(c)	25.48%	29.95%(d)	1.05%(d)	32.22%(d)	13.30%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$400,737	$424,096	$341,647	$302,432	$393,883	$343,668
Expenses Before Waivers and Reimbursements	0.73%(e)	0.72%	0.79%	0.83%	0.79%	0.77%
Expenses After Waivers and Reimbursements	0.73%(e)	0.72%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.83%(e)	0.73%	1.52%	0.86%	0.82%	1.18%
Portfolio Turnover Rate	15%(c)	29%	41%	31%	42%	48%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

97	Semi-Annual Report | December 31, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

SMALL-CAP MOMENTUM

	For the Period Ended 12/31/2014 (Unaudited)	Year Ended June 30				For the Period Ended 06/30/2010(a)
		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.00	$12.19	$11.25	$12.74	$9.33	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.06	0.01	0.10	0.04	0.09	0.00(c)
Net Realized and Unrealized Gain (Loss)	(0.27)	2.29	2.20	(0.35)	3.40	(0.67)

Total from Investment Operations	(0.21)	2.30	2.30	(0.31)	3.49	(0.67)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	(0.02)	(0.19)	(0.01)	(0.08)	-
Net Realized Gain	(1.10)	(1.47)	(1.17)	(1.18)	-	-

Total Distributions	(1.17)	(1.49)	(1.36)	(1.19)	(0.08)	-

Paid in Capital from Redemption Fees(b)	0.00(c)	0.00(c)	0.00(c)	0.01	0.00(c)	-

Net Asset Value, End of Period	$11.62	$13.00	$12.19	$11.25	$12.74	$9.33

Total Return	(1.16%)(d)(e)	19.46%(e)	22.31%(e)	(1.40%)(e)	37.49%(e)	(6.70%)(d)(e)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,151	$5,894	$4,437	$2,070	$3,002	$1,888
Expenses Before Waivers and Reimbursements	3.33%(f)	3.08%	5.42%	5.73%	5.43%	11.24%(f)
Expenses After Waivers and Reimbursements	0.90%(f)	0.90%	0.90%	0.90%	0.90%	0.90%(f)
Net Investment Income After Waivers and Reimbursements	1.04%(f)	0.07%	0.89%	0.38%	0.79%	0.50%(f)
Portfolio Turnover Rate	101%(d)	242%	264%	230%	272%	3%(d)

(a)	Commenced operations on May 28, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Amount represents less than $0.005.
(d)	Not annualized.
(e)	Total return would have been lower had various fees not been waived during the period.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

	For the Period Ended 12/31/14 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.68	$15.11	$11.63	$12.42	$9.14	$8.46

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.02)	0.01	0.08	(0.02)	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	0.43	3.63	3.40	(0.77)	3.31	0.70

Total from Investment Operations	0.41	3.64	3.48	(0.79)	3.30	0.72

Less Distributions to Shareholders from:
Net Investment Income	(0.01)	(0.07)	-	0.00(b)	(0.02)	(0.04)

Total Distributions	(0.01)	(0.07)	-	0.00(b)	(0.02)	(0.04)

Net Asset Value, End of Period	$19.08	$18.68	$15.11	$11.63	$12.42	$9.14

Total Return	2.21%(c)(d)	24.11%(d)	29.92%(d)	(6.35%)(d)	36.17%(d)	8.44%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$34,340	$33,419	$30,605	$31,778	$46,717	$57,011
Expenses Before Waivers and Reimbursements	1.09%(e)	1.07%	1.13%	1.08%	0.98%	0.93%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.93%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.27%)(e)	0.06%	0.60%	(0.14%)	(0.12%)	0.21%
Portfolio Turnover Rate	66%(c)	121%	78%	63%	87%	87%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

99	Semi-Annual Report | December 31, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the Period Ended 12/31/14 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.06	$19.21	$14.82	$15.12	$11.45	$9.73

Income from Investment Operations:
Net Investment Income(a)	0.09	0.15	0.29	0.15	0.14	0.07
Net Realized and Unrealized Gain (Loss)	(0.58)	3.80	4.46	(0.26)	3.60	1.72

Total from Investment Operations	(0.49)	3.95	4.75	(0.11)	3.74	1.79

Less Distributions to Shareholders from:
Net Investment Income	(0.17)	(0.10)	(0.36)	(0.19)	(0.07)	(0.07)

Total Distributions	(0.17)	(0.10)	(0.36)	(0.19)	(0.07)	(0.07)

Net Asset Value, End of Period	$22.40	$23.06	$19.21	$14.82	$15.12	$11.45

Total Return	(2.10%)(b)(c)	20.63%(c)	32.49%	(0.59%)(c)	32.73%	18.35%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$78,618	$85,782	$79,248	$67,610	$93,714	$108,701
Expenses Before Waivers and Reimbursements	0.98%(d)	0.97%	0.91%	0.99%	0.87%	0.91%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.91%	0.94%	0.87%	0.91%
Net Investment Income After Waivers and Reimbursements	0.82%(d)	0.71%	1.71%	1.10%	1.03%	0.64%
Portfolio Turnover Rate	34%(b)	83%	64%	49%	84%	81%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

LARGE-CAP GROWTH

	For the Period Ended 12/31/14 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.51	$16.18	$13.33	$13.38	$10.17	$9.06

Income from Investment Operations:
Net Investment Income(a)	0.04	0.13	0.16	0.09	0.06	0.06
Net Realized and Unrealized Gain (Loss)	2.17	4.29	2.88	(0.05)	3.22	1.11

Total from Investment Operations	2.21	4.42	3.04	0.04	3.28	1.17

Less Distributions to Shareholders from:
Net Investment Income	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)	(0.06)

Total Distributions	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)	(0.06)

Net Asset Value, End of Period	$22.61	$20.51	$16.18	$13.33	$13.38	$10.17

Total Return	10.80%(b)(c)	27.41%(c)	23.06%(c)	0.37%(c)	32.31%(c)	12.89%(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$70,925	$56,344	$47,967	$48,444	$58,478	$58,409
Expenses Before Waivers and Reimbursements	0.87%(d)	0.87%	0.90%	0.92%	0.86%	0.86%
Expenses After Waivers and Reimbursements	0.84%(d)	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income After Waivers and Reimbursements	0.41%(d)	0.70%	1.10%	0.74%	0.47%	0.55%
Portfolio Turnover Rate	31%(b)	74%	49%	55%	65%	40%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

101	Semi-Annual Report | December 31, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

BLUE CHIP 35 INDEX

	For the Period Ended 12/31/2014 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.39	$9.59	$8.16	$7.60	$6.18	$5.66

Income from Investment Operations:
Net Investment Income(a)	0.12	0.23	0.21	0.17	0.15	0.13
Net Realized and Unrealized Gain	0.45	1.77	1.46	0.55	1.39	0.52

Total from Investment Operations	0.57	2.00	1.67	0.72	1.54	0.65

Less Distributions to Shareholders from:
Net Investment Income	(0.23)	(0.20)	(0.24)	(0.16)	(0.12)	(0.13)

Total Distributions	(0.23)	(0.20)	(0.24)	(0.16)	(0.12)	(0.13)

Net Asset Value, End of Period	$11.73	$11.39	$9.59	$8.16	$7.60	$6.18

Total Return	5.05%(b)(c)	21.11%(c)	20.89%(c)	9.72%(c)	25.10%(c)	11.25%(c)(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$616,557	$556,985	$463,146	$264,161	$331,565	$222,586
Expenses Before Waivers and Reimbursements	0.23%(e)	0.25%	0.27%	0.29%	0.27%	0.27%
Expenses After Waivers and Reimbursements	0.15%(e)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.10%(e)	2.20%	2.36%	2.28%	2.09%	1.99%
Portfolio Turnover Rate	4%(b)	28%	28%	33%	19%	28%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the Period Ended 12/31/2014 (Unaudited)	Year Ended June 30
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.94	$12.75	$11.94	$11.58	$10.23	$10.19

Income from Investment Operations:
Net Investment Income(a)	0.00(b)	0.02	0.05	0.04	0.07	0.10
Net Realized and Unrealized Gain	0.09	1.20	0.81	0.39	1.37	0.08

Total from Investment Operations	0.09	1.22	0.86	0.43	1.44	0.18

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.03)	(0.05)	(0.07)	(0.09)	(0.14)

Total Distributions	(0.02)	(0.03)	(0.05)	(0.07)	(0.09)	(0.14)

Net Asset Value, End of Period	$14.01	$13.94	$12.75	$11.94	$11.58	$10.23

Total Return	0.63%(c)(d)	9.61%(d)	7.23%(d)	3.74%(d)	14.15%(d)	1.67%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$48,423	$46,908	$26,703	$23,705	$29,246	$33,684
Expenses Before Waivers and Reimbursements	1.05%(e)	1.14%	1.35%	1.43%	1.22%	1.05%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.02%(e)	0.17%	0.37%	0.39%	0.63%	0.91%
Portfolio Turnover Rate	21%(c)	39%	45%	41%	34%	33%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

103	Semi-Annual Report | December 31, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2014 (each is referred to as a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2014, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price. In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by each Fund, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2014 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2014, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2014:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount

Aggressive Investors 1
Securities lending	$8,534,097	-	$8,534,097	-	$8,534,097	-
Ultra-Small Company
Securities lending	$10,667,365	-	$10,667,365	-	$10,667,365	-
Ultra-Small Company Market
Securities lending	$40,839,065	-	$40,839,065	-	$40,839,065	-
Small-Cap Momentum
Securities lending	$515,948	-	$515,948	-	$515,948	-
Small-Cap Growth
Securities lending	$6,641,052	-	$6,641,052	-	$6,641,052	-
Small-Cap Value
Securities lending	$7,869,615	-	$7,869,615	-	$7,869,615	-
Large-Cap Growth
Securities lending	$1,339,980	-	$1,339,980	-	$1,339,980	-
Managed Volatility
Securities lending	$5,146	-	$5,146	-	$5,146	-

[1]	Collateral with a value of $10,840,059, $11,317,492, $42,446,552, $537,683, $6,892,450, $8,128,857, $2,487,314, and $5,400 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2014 the collateral consisted of an institutional money market fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2014 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Aggressive Investors 1
Equity Contracts	Purchased Option	Investments at Value	$71,300		$-
Managed Volatility
Equity Contracts	Written Option		$-	Call Options Written at Value Put Options Written at Value	$735,515 242,370

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Aggressive Investors 1
Equity Contracts	Purchased Option	Change in Unrealized Appreciation (Depreciation) on Investments		$27,669
Managed Volatility
Equity Contracts	Written Option	Realized Gain (Loss) on Written Options Change in Unrealized Appreciation (Depreciation) on Written Options	$26,749	$10,258
	Futures Contract	Realized Gain (Loss) on Futures Contracts	$(1,280,302)

The derivative instruments outstanding as of December 31, 2014, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivatives activity for the Funds.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2014, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2014 are as follows:

	Managed Volatility Fund Written Call Options		Managed Volatility Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, June 30, 2014	1,510	$241,740	2,029	$397,134
Positions Opened	4,260	841,342	3,528	688,795
Exercised	(1,048)	(192,501)	(1,755)	(300,879)
Splits	-	-	-	-
Expired	(1,381)	(222,491)	(2,390)	(455,716)
Closed	(841)	(159,069)	(42)	(14,515)
Outstanding, December 31, 2014	2,500	$509,021	1,370	$314,819
Value, December 31, 2014		$(735,515)		$(242,370)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2014.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended December 31, 2014. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/14

Aggressive Investors 1	1.75%	$-
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	-
Small-Cap Momentum*	0.90%	64,852
Small-Cap Growth	0.94%	24,532
Small-Cap Value	0.94%	16,130
Large-Cap Growth	0.84%	9,399
Blue Chip 35 Index	0.15%	228,326
Managed Volatility	0.94%	25,580

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $127,045, $128,493, $121,419 and $64,852, which expire June 30, 2015, June 30, 2016, June 30, 2017 and June 30, 2018, respectively.

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2014 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$620,411	$4,226,503
Ultra-Small Company	603,313	12,056,567
Ultra-Small Company Market	9,601,475	4,136,912
Small-Cap Momentum	-	63,856
Small-Cap Growth	143,120	133,551
Small-Cap Value	786,771	5,200,789

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,250 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2014 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$-	$151,789,558	$-	$156,289,520
Ultra-Small Company	-	64,909,006	-	68,893,535
Ultra-Small Company Market	-	59,279,348	-	84,283,905
Small-Cap Momentum	-	5,410,028	-	6,042,911
Small-Cap Growth	-	22,134,820	-	21,743,156
Small-Cap Value	-	27,075,458	-	31,791,718
Large-Cap Growth	-	25,956,049	-	19,034,746
Blue Chip 35 Index	-	57,814,234	-	22,146,570
Managed Volatility	-	8,953,298	-	5,410,999

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2014, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$54,478,925	$26,230,833	$145,352,816
Gross depreciation (excess of tax cost over value)	(6,617,074)	(8,328,806)	(16,220,427)
Net unrealized appreciation (depreciation)	$47,861,851	$17,902,027	$129,132,389
Cost of investments for income tax purposes	$226,492,014	$132,316,663	$313,515,783

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$476,211	$5,419,559	$10,633,846
Gross depreciation (excess of tax cost over value)	(80,801)	(2,261,157)	(3,881,148)
Net unrealized appreciation (depreciation)	$395,410	$3,158,402	$6,752,698
Cost of investments for income tax purposes	$5,286,378	$38,076,743	$79,987,998

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$16,045,146	$203,136,992	$8,806,181
Gross depreciation (excess of tax cost over value)	(1,394,602)	(6,078,886)	(440,733)
Net unrealized appreciation (depreciation)	$14,650,544	$197,058,106	$8,365,448
Cost of investments for income tax purposes	$59,747,546	$418,552,987	$43,852,708

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals and basis adjustments on investments in business development companies and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2014 and June 30, 2013, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary Income	$1,735,698	$2,292,186	$2,464,929	$62,868
Long-Term Capital Gain	-	-	17,948,088	-
Total	$1,735,698	$2,292,186	$20,413,017	$62,868

	Ultra-Small Company Market		Small-Cap Momentum
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary Income	$2,799,151	$6,696,197	$490,538	$141,707
Long-Term Capital Gain	37,195,176	49,178,491	131,251	111,136
Total	$39,994,327	$55,874,688	$621,789	$252,843

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary Income	$134,922	$-	$411,510	$1,722,036
Total	$134,922	$-	$411,510	$1,722,036

	Large-Cap Growth		Blue Chip 35 Index
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary Income	$269,798	$610,529	$9,822,019	$6,835,197
Total	$269,798	$610,529	$9,822,019	$6,835,197

	Managed Volatility
	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary Income	$90,423	$99,887
Total	$90,423	$99,887

As of June 30, 2014, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investors 1	Ultra-Small Company
Expiring 6/30/2016	$-	$142,941
6/30/2017	108,980,093	1,662,540
6/30/2018	16,094,317	-

	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2018	$17,152,005	$26,606,068

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Expiring 6/30/2018	$20,003,563	$19,555,989	$5,086,112
6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. As of the date of the reorganizations the Aggressive Investors 1 Fund had accumulated capital losses of $125,074,410 which are subject to limitation, and the Ultra-Small Company Fund had accumulated losses of $1,805,481 which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2014.

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NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

Capital loss carryovers utilized during the period June 30, 2014 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$51,574,990
Ultra-Small Company	601,827
Small-Cap Growth	8,191,935
Small-Cap Value	19,264,208
Large-Cap Growth	10,053,322
Blue Chip 35 Index	22,738,328
Managed Volatility	314,382

Components of Accumulated Earnings (Deficit) As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income (Loss)	$540,857	$1,052,417	$-
Accumulated Net Realized Gain (Loss) on Investments*	(125,074,410)	25,944,865	33,386,169
Net Unrealized Appreciation/Depreciation of
Investments	44,557,245	27,089,503	138,180,819
Total	$(79,976,308)	$54,086,785	$171,566,988

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income (Loss)	$254,683	$21,889	$510,944
Accumulated Net Realized Gain (Loss) on Investments*	168,007	(17,152,005)	(26,767,748)
Net Unrealized Appreciation/Depreciation of
Investments	424,920	5,248,431	11,815,339
Total	$847,610	$(11,881,685)	$(14,441,465)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$190,722	$5,514,002	$59,669
Accumulated Net Realized Gain (Loss) on Investments*	(20,003,563)	(22,212,179)	(5,109,262)
Net Unrealized Appreciation/Depreciation of
Investments	13,239,304	175,292,384	7,657,994
Total	$(6,573,537)	$158,594,207	$2,608,401

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2015. The Small-Cap Value Fund has elected to defer qualified short-term late-year losses of ($161,680). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Large-Cap Growth, and Blue Chip 35 Index Funds have no deferred qualified late-year losses. The Managed Volatility Fund has elected to defer qualified late-year long-term capital losses of $(23,150).

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

For the fiscal year June 30, 2014, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1 Ultra-Small Company Ultra-Small Company Market
Paid-in-Capital	$-	$-	$3,475,745
Undistributed Net Investment Income	-	(18,883)	1,248,536
Accumulated Net Realized Gain (Loss) on Investments	-	18,883	(4,724,281)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Paid-in-Capital	$30,408	$-	$-
Undistributed Net Investment Income	6,070	-	(29,047)
Accumulated Net Realized Gain (Loss) on Investments	(36,478)	-	29,047

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Paid-in-Capital	$-	$-	$-
Undistributed Net Investment Income	-	-	-
Accumulated Net Realized Gain (Loss) on Investments	-	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, grantor trusts and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 17, 2015. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

For the period ended December 31, 2014, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.40%	$731,706	17	$479	$1,720,000
Ultra-Small Company	1.41%	525,676	37	750	1,297,000
Ultra-Small Company Market	1.41%	1,122,049	61	2,635	3,362,000
Small-Cap Growth	1.41%	299,333	18	208	517,000
Small-Cap Value	1.41%	471,767	43	781	1,156,000
Blue Chip 35 Index	1.41%	869,704	27	906	4,336,000
Managed Volatility	1.40%	1,565,000	1	60	1,565,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At December 31, 2014, Ultra-Small Company and Blue Chip 35 Index had loans outstanding in the amounts of $648,000 and $4,336,000, respectively.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION

December 31, 2014 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2014 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

117	Semi-Annual Report | December 31, 2014 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2014 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2014 and held until December 31, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/14	Ending Account Value at 12/31/14	Expense Ratio	Expenses Paid During Period* 7/1/14 - 12/31/14
Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,049.90	1.22%	$6.30
Hypothetical Fund Return	$1,000.00	$1,019.06	1.22%	$6.21

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$965.10	1.11%	$5.50
Hypothetical Fund Return	$1,000.00	$1,019.61	1.11%	$5.65

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,018.60	0.73%	$3.71
Hypothetical Fund Return	$1,000.00	$1,021.53	0.73%	$3.72

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$988.40	0.90%	$4.51
Hypothetical Fund Return	$1,000.00	$1,020.67	0.90%	$4.58

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,022.10	0.94%	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$979.00	0.94%	$4.69
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

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DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2014 (Unaudited)

	Beginning Account Value at 7/1/14	Ending Account Value at 12/31/14	Expense Ratio	Expenses Paid During Period* 7/1/14 - 12/31/14
Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,108.00	0.84%	$4.46
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28
Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,050.50	0.15%	$0.78
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77
Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,006.30	0.94%	$4.75
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

119	Semi-Annual Report | December 31, 2014 (Unaudited)

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2014 (Unaudited)

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP	BOTSX
VALUE

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2014 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	5.22%	-3.01%	0.81%	NA	NA	18.95%	8/31/2011	0.73%[1]	0.62%[1]
Omni Tax-Managed Small-Cap Value	5.45%	-3.57%	0.44%	NA	NA	12.21%	12/31/2010	0.72%[1]	0.61%[1]

[1]

Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2014.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2014

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who maintain a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

Market Review

The domestic equity markets rose in the fourth quarter of 2014, continuing the positive market momentum that started in November of 2012. Broad market returns for the quarter were up 5.24%, as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2014, broad market stocks were up 12.56%, as represented by the Russell 3000 Index. Returns among value stocks generally outperformed growth stocks across the market cap spectrum. Mid-cap value stocks led the way, up 14.75%, followed by large-cap value stocks, up 13.45%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2014

	Quarter	Calendar Year
Best	+10.06%	+14.75%
Performing	Russell 2000 Growth Index	Russell Mid-Cap Value Index
	+9.40%	+13.45%
	Russell 2000 Value Index	Russell 1000 Value Index
	+6.05%	+13.05%
	Russell Mid-Cap Value Index	Russell 1000 Growth Index
	+5.84%	+12.70%
	Russell Mid-Cap Growth Index	Russell 3000 Value Index
	+5.31%	+12.44%
	Russell 3000 Value Index	Russell 3000 Growth Index
	+5.17%	+11.90%
	Russell 3000 Growth Index	Russell Mid-Cap Growth Index
	+4.98%	+5.60%
	Russell 1000 Value Index	Russell 2000 Growth Index
Worst	+4.78%	+4.22%
Performing	Russell 1000 Growth Index	Russell 2000 Value Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within a specific asset class.

2	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2014

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 5.22%, underperforming our primary market benchmark, the Russell 2000 Value Index (+9.40%).

For the six-month “semi-annual” period ending December 31, 2014, total returns were -3.01% for the Fund and 0.01% for the Russell 2000 Value Index.

For the calendar year, total returns were 0.81% for the Fund and 4.22% for the Russell 2000 Value Index.

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	5.22%	-3.01%	0.81%	18.95%
Russell 2000 Value Index	9.40%	0.01%	4.22%	17.46%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Omni Small-Cap Value Fund ranked 243rd of 295 small-cap value funds for the twelve-month period ended December 31, 2014 and 60th of 244 such funds since inception in August, 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 12/31/14

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2014, we held 614 such stocks in a market cap-weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s investment in deeper value and smaller cap stocks generally detracted from performance. The Financials sector was the Fund’s strongest performing sector, contributing 4.48% to the Fund’s quarterly total return. The Energy sector was the laggard, detracting -5.86% from the Fund’s quarterly return as small cap stocks were hit particularly hard in the severe oil price decline.

Detailed Explanation of Calendar Year Performance

Our exposure to smaller cap size and deeper value detracted from our relative performance for the year. Relative to its primary market benchmark, the Fund was overweighted in the Energy sector, which did not perform well for the year, detracting from absolute and relative returns. By design, Utility sector stocks and Real Estate Investment Trusts (REITs), both strong performers for the calendar year, are not held in the Fund, which hurt our relative performance.

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Century Aluminum Co.	Metals & Mining	0.8%
2	Hawaiian Holdings, Inc.	Airlines	0.8%
3	PHI, Inc.	Energy Equipment & Services	0.7%
4	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.7%
5	OM Group, Inc.	Chemicals	0.7%
6	Andersons, Inc. (The)	Food & Staples Retailing	0.7%
7	ACCO Brands Corp.	Commercial Services & Supplies	0.7%
8	Fresh Del Monte Produce, Inc.	Food Products	0.6%
9	Cooper-Standard Holding, Inc.	Auto Components	0.6%
10	Aircastle, Ltd.	Trading Companies & Distributors	0.6%
	Total		6.9%

4	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY

(Unaudited)

Industry Sector Representation as of December 31, 2014

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	10.9%	11.7%	-0.8%
Consumer Staples	6.0%	2.8%	3.2%
Energy	11.6%	4.1%	7.5%
Financials	32.7%	40.9%	-8.2%
Health Care	4.5%	5.4%	-0.9%
Industrials	16.7%	13.0%	3.7%
Information Technology	10.7%	10.0%	0.7%
Materials	5.0%	4.4%	0.6%
Telecommunication Services	1.5%	0.8%	0.7%
Utilities	0.0%	6.9%	-6.9%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	5

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
	COMMON STOCKS - 99.63%
	Aerospace & Defense - 1.43%
	AAR Corp.	92,600	$2,572,428
	Arotech Corp.*+	162,800	377,696
	Ducommun, Inc.*	33,100	836,768
	Engility Holdings, Inc.*	51,400	2,199,920
	Erickson, Inc.*+	1,417	11,818
	LMI Aerospace, Inc.*+	15,000	211,500
	National Presto Industries, Inc.+	5,020	291,361
	Sypris Solutions, Inc.	6,400	16,896

			6,518,387
	Air Freight & Logistics - 0.63%
	Air Transport Services Group, Inc.*	260,200	2,227,312
	Atlas Air Worldwide Holdings, Inc.*	12,800	631,040

			2,858,352
	Airlines - 1.41%
	Hawaiian Holdings, Inc.*+	135,634	3,533,266
	Republic Airways Holdings, Inc.*	130,550	1,904,724
	SkyWest, Inc.	73,800	980,064

			6,418,054

	Auto Components - 1.98%
	China Automotive Systems, Inc.	28,200	199,938
	China XD Plastics Co., Ltd.*+	100,900	547,887
	Cooper Tire & Rubber Co.	14,000	485,100
	Cooper-Standard Holding, Inc.*	51,000	2,951,880
	Fuel Systems Solutions, Inc.*	40,000	437,600
	Modine Manufacturing Co.*	84,000	1,142,400
	Remy International, Inc.+	21,600	451,872
	SORL Auto Parts, Inc.*+	29,900	110,331
	Spartan Motors, Inc.	22,000	115,720
	Stoneridge, Inc.*	55,900	718,874
	Strattec Security Corp.	1,300	107,354
	Superior Industries International, Inc.	90,400	1,789,016

			9,057,972

	Beverages - 0.07%
	MGP Ingredients, Inc.	11,318	179,503
	Primo Water Corp.*	37,600	162,056

			341,559

	Building Products - 0.75%
	Alpha Pro Tech, Ltd.*+	52,000	133,640

Industry	Company	Shares	Value

Building Products (continued)
	Gibraltar Industries, Inc.*	81,850	$1,330,881
	Griffon Corp.	108,900	1,448,370
	Universal Forest Products, Inc.	10,000	532,000

			3,444,891

Capital Markets - 1.58%
	Arlington Asset Investment Corp., Class A+	13,700	364,557
	BlackRock Kelso Capital Corp.	35,000	287,000
	Calamos Asset Management, Inc., Class A	30,500	406,260
	Cowen Group, Inc., Class A*	105,900	508,320
	FBR & Co.*	21,600	531,144
	GFI Group, Inc.	75,000	408,750
	Gladstone Capital Corp.+	31,900	263,813
	INTL. FCStone, Inc.*	2,200	45,254
	Investment Technology Group, Inc.*	57,050	1,187,781
	JMP Group, Inc.	87,300	665,226
	KCG Holdings, Inc., Class A*	35,000	407,750
	Manning & Napier, Inc.	17,000	234,940
	MCG Capital Corp.+	50,000	191,500
	OFS Capital Corp.+	28,708	338,180
	Oppenheimer Holdings, Inc., Class A	31,093	722,912
	Piper Jaffray Cos.*	11,400	662,226

			7,225,613

Chemicals - 2.03%
	Core Molding Technologies, Inc.*	17,000	234,600
	Gulf Resources, Inc.*	153,200	177,712
	Intrepid Potash, Inc.*	10,000	138,800
	KMG Chemicals, Inc.	58,200	1,164,000
	Kraton Performance Polymers, Inc.*	85,750	1,782,742
	OM Group, Inc.	108,300	3,227,340
	Penford Corp.*	12,302	229,924
	Schulman (A.), Inc.	57,500	2,330,475

			9,285,593

Commercial Banks - 16.87%
	1st Source Corp.	78,952	2,708,843
	Access National Corp.	2,700	45,711
	American National Bankshares, Inc.	21,800	540,858
	American River Bankshares*	21,300	200,646

6	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	AmeriServ Financial, Inc.	5,000	$15,700
	Bank of Commerce Holdings+	45,300	270,441
	Banner Corp.	11,450	492,579
	Bar Harbor Bankshares	11,250	360,000
	Baylake Corp.	3,000	37,470
	BBCN Bancorp, Inc.	15,000	215,700
	BCB Bancorp, Inc.	10,400	121,992
	BNC Bancorp+	73,844	1,270,855
	BSB Bancorp, Inc.*+	31,633	589,323
	C&F Financial Corp.	1,200	47,688
	Camden National Corp.	9,500	378,480
	Capital City Bank Group, Inc.	28,150	437,451
	Cardinal Financial Corp.	25,000	495,750
	Carolina Bank Holdings, Inc.*	11,500	106,950
	Central Pacific Financial Corp.	25,000	537,500
	Central Valley Community Bancorp+	20,000	221,600
	Century Bancorp, Inc., Class A	15,200	608,912
	Chemical Financial Corp.	61,500	1,884,360
	Chemung Financial Corp.+	13,500	373,815
	Citizens & Northern Corp.	15,000	310,050
	CNB Financial Corp.+	29,000	536,500
	Codorus Valley Bancorp, Inc.	3,990	81,196
	Community Bankers Trust Corp.*+	5,000	22,100
	Customers Bancorp, Inc.*	20,000	389,200
	Enterprise Bancorp, Inc.+	11,775	297,319
	Enterprise Financial Services Corp.	27,700	546,521
	Farmers Capital Bank Corp.*	18,400	428,536
	Farmers National Banc Corp.+	150	1,252
	Fidelity Southern Corp.	55,723	897,698
	Financial Institutions, Inc.	39,300	988,395
	First Bancorp	49,571	915,576
	First Bancorp, Inc.	1,295	23,427
	First BanCorp. (Puerto Rico)*	327,800	1,924,186
	First Busey Corp.+	55,710	362,672
	First Business Financial Services, Inc.	9,400	450,354
	First Citizens Banc Corp.+	2,000	20,600
	First Commonwealth Financial Corp.	158,300	1,459,526
	First Community Bancshares, Inc.	44,000	724,680

Industry	Company	Shares	Value

Commercial Banks (continued)
	First Connecticut Bancorp, Inc.	16,100	$262,752
	First Financial Bancorp	66,600	1,238,094
	First Financial Corp.	37,000	1,317,940
	First Internet Bancorp	1,500	25,110
	First Interstate BancSystem, Inc., Class A	95,200	2,648,464
	First Merchants Corp.	79,311	1,804,325
	First Midwest Bancorp, Inc.	129,000	2,207,190
	First of Long Island Corp. (The)	12,000	340,440
	First United Corp.*	5,000	42,950
	Flushing Financial Corp.	44,297	897,900
	German American Bancorp, Inc.	13,000	396,760
	Great Southern Bancorp, Inc.	21,000	833,070
	Hampton Roads Bankshares, Inc.*+	386,754	649,747
	Hanmi Financial Corp.	50,050	1,091,590
	Heritage Commerce Corp.	28,100	248,123
	Heritage Financial Corp.	60,260	1,057,563
	Heritage Oaks Bancorp	200	1,678
	HomeTrust Bancshares, Inc.*	2,961	49,330
	Horizon Bancorp	3,150	82,341
	Hudson Valley Holding Corp.	25,200	684,432
	Independent Bank Corp., MA	6,500	278,265
	Independent Bank Corp., MI	75,625	986,906
	International Bancshares Corp.	90,687	2,406,833
	Intervest Bancshares Corp.	59,100	593,955
	Lakeland Bancorp, Inc.	102,050	1,193,985
	LNB Bancorp, Inc.	26,672	480,896
	Macatawa Bank Corp.+	13,200	71,808
	MainSource Financial Group, Inc.	41,750	873,410
	MB Financial, Inc.	17,400	571,764
	MBT Financial Corp.*	60,322	301,007
	Mercantile Bank Corp.	31,600	664,232
	Merchants Bancshares, Inc.	5,000	153,150
	Metro Bancorp, Inc.*	27,300	707,616
	Middleburg Financial Corp.	21,400	387,768
	MidSouth Bancorp, Inc.	22,500	390,150
	MidWestOne Financial Group, Inc.	15,000	432,150
	Monarch Financial Holdings, Inc.+	13,662	187,852
	MutualFirst Financial, Inc.	10,900	239,473
	National Bankshares, Inc.+	2,500	75,975

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	National Penn Bancshares, Inc.	25,000	$263,125
	NBT Bancorp, Inc.	13,000	341,510
	NewBridge Bancorp*	96,700	842,257
	Northrim BanCorp, Inc.	30,445	798,877
	OFG Bancorp+	92,600	1,541,790
	Old Line Bancshares, Inc.+	50	791
	Old National Bancorp	20,000	297,600
	Old Second Bancorp, Inc.*	54,750	294,008
	Orrstown Financial Services, Inc.*	16,800	285,264
	Pacific Continental Corp.	55,500	786,990
	Pacific Mercantile Bancorp*	20,000	140,800
	Park Sterling Corp.	48,852	359,062
	Peapack Gladstone Financial Corp.	6,894	127,953
	Peoples Bancorp, Inc.	29,200	757,156
	Pinnacle Financial Partners, Inc.	18,700	739,398
	Preferred Bank	35,700	995,673
	Premier Financial Bancorp, Inc.	25,200	392,616
	QCR Holdings, Inc.	2,000	36,080
	Renasant Corp.	47,946	1,387,078
	Republic Bancorp, Inc., Class A	21,550	532,716
	Republic First Bancorp, Inc.*+	37,000	138,750
	S&T Bancorp, Inc.	49,300	1,469,633
	Salisbury Bancorp, Inc.+	1,183	31,882
	Sandy Spring Bancorp, Inc.	24,000	625,920
	SB Financial Group, Inc.+	400	3,744
	Shore Bancshares, Inc.*	1,112	10,342
	Sierra Bancorp	45,000	790,200
	South State Corp.	14,506	973,062
	Southern National Bancorp of Virginia, Inc.	20,000	226,000
	Southside Bancshares, Inc.+	14,003	404,827
	Southwest Bancorp, Inc.	32,900	571,144
	State Bank Financial Corp.	97,384	1,945,732
	Sun Bancorp, Inc.*	10,000	194,000
	Tompkins Financial Corp.	12,808	708,282
	TowneBank+	10,000	151,200
	Trico Bancshares	37,400	923,780
	TriState Capital Holdings, Inc.*	50,000	512,000
	Trustmark Corp.	32,100	787,734
	Union Bankshares Corp.	60,966	1,468,061
	United Community Banks, Inc.	35,650	675,211
	Univest Corp. of Pennsylvania	62,600	1,267,024

Industry	Company	Shares	Value

Commercial Banks (continued)
	WesBanco, Inc.	51,900	$1,806,120
	Wilshire Bancorp, Inc.	40,000	405,200
	Yadkin Financial Corp.*	38,452	755,582

			76,985,580

Commercial Services & Supplies - 2.25%
	ACCO Brands Corp.*	333,000	3,000,330
	Acme United Corp.	735	14,693
	Brink’s Co. (The)	22,000	537,020
	Courier Corp.	31,200	465,504
	Ecology & Environment, Inc., Class A+	1,500	13,785
	EnerNOC, Inc.*	35,000	540,750
	Ennis, Inc.	84,492	1,138,107
	Heritage-Crystal Clean, Inc.*	13,954	172,053
	Kimball International, Inc., Class B	107,200	977,664
	Metalico, Inc.*+	160,000	54,400
	Multi-Color Corp.	22,400	1,241,408
	Quad/Graphics, Inc.	70,000	1,607,200
	TRC Cos., Inc.*	10,600	67,204
	Viad Corp.	17,400	463,884

			10,294,002

Communications Equipment - 0.62%
	Bel Fuse, Inc., Class B	13,500	369,090
	Black Box Corp.	51,561	1,232,308
	Blonder Tongue Laboratories*+	10,000	26,900
	ClearOne, Inc.+	27,500	265,650
	Communications Systems, Inc.	4,150	44,364
	Emulex Corp.*	124,000	703,080
	Harmonic, Inc.*	28,700	201,187

			2,842,579
Computers & Peripherals - 0.23%
	Avid Technology, Inc.*	45,000	639,450
	Hutchinson Technology, Inc.*+	100,900	353,150
	USA Technologies, Inc.*	25,000	40,250

			1,032,850

Construction & Engineering - 1.02%
	Aegion Corp.*	71,800	1,336,198
	Goldfield Corp. (The)*+	20,000	48,600
	Great Lakes Dredge & Dock Corp.*	172,000	1,472,320
	MYR Group, Inc.*	12,100	331,540
	Northwest Pipe Co.*	45,695	1,376,333

8	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Construction & Engineering (continued)
	Orion Marine Group, Inc.*	8,920	$98,566

			4,663,557

Consumer Finance - 1.04%
	Asta Funding, Inc.*	37,900	331,625
	Cash America International, Inc.	10,200	230,724
	Consumer Portfolio Services, Inc.*	97,000	713,920
	Ezcorp, Inc., Class A*	20,000	235,000
	Green Dot Corp., Class A*	72,000	1,475,280
	Nelnet, Inc., Class A	25,800	1,195,314
	Nicholas Financial, Inc.*	25,000	372,500
	Regional Management Corp.*	12,700	200,787

			4,755,150

Distributors - 0.15%
	AMCON Distributing Co.	800	63,000
	VOXX International Corp.*	56,500	494,940
	Weyco Group, Inc.	5,000	148,350

			706,290

Diversified Consumer Services - 0.70%
	Ascent Capital Group, Inc., Class A*	4,500	238,185
	Bridgepoint Education, Inc.*	20,000	226,400
	K12, Inc.*	70,600	838,022
	Regis Corp.*	81,750	1,370,130
	Steiner Leisure, Ltd.*	10,000	462,100
	Universal Technical Institute, Inc.	5,000	49,200

			3,184,037

Diversified Financial Services - 0.84%
	Enova International, Inc.*	9,333	207,753
	Gain Capital Holdings, Inc.	47,599	429,343
	Interactive Brokers Group, Inc., Class A	51,150	1,491,534
	PHH Corp.*	69,550	1,666,418
	Summit Financial Group, Inc.*	2,000	22,140

			3,817,188

Diversified Telecommunication Services - 1.26%
	Alaska Communications Systems Group, Inc.*	178,400	319,336
	Atlantic Tele-Network, Inc.	16,300	1,101,717
	General Communication, Inc., Class A*	82,650	1,136,438
	Hawaiian Telcom Holdco, Inc.*	29,500	813,315

Industry	Company	Shares	Value

Diversified Telecommunication Services (continued)
	Iridium Communications, Inc.*+	241,325	$2,352,919
	Premiere Global Services, Inc.*	700	7,434
	Voltari Corp.*	3,000	2,070

			5,733,229

Electrical Equipment - 0.55%
	Broadwind Energy, Inc.*	75,000	404,250
	Global Power Equipment Group, Inc.	25,300	349,393
	GrafTech International, Ltd.*	238,550	1,207,063
	Highpower International, Inc.*+	25,923	128,837
	Orion Energy Systems, Inc.*	74,300	408,650
	Ultralife Corp.*	7,350	23,006

			2,521,199

Electronic Equipment, Instruments & Components - 2.58%
	Benchmark Electronics, Inc.*	65,100	1,656,144
	Electro Rent Corp.	25,000	351,000
	Fabrinet*	30,050	533,087
	GSI Group, Inc.*	9,600	141,312
	Insight Enterprises, Inc.*	29,800	771,522
	Iteris, Inc.*	87,000	150,510
	Key Tronic Corp.*	22,000	174,680
	Kimball Electronics, Inc.*	50,400	605,808
	PAR Technology Corp.*	40,100	246,615
	PCM, Inc.*	8,769	83,481
	Plexus Corp.*	13,000	535,730
	Rofin-Sinar Technologies, Inc.*	5,000	143,850
	Sanmina Corp.*	142,700	3,357,731
	ScanSource, Inc.*	21,800	875,488
	Sigmatron International, Inc.*	13,000	86,840
	SMTC Corp.*	7,500	13,350
	TTM Technologies, Inc.*	130,500	982,665
	Viasystems Group, Inc.*	29,800	485,144
	Vishay Precision Group, Inc.*	31,448	539,648
	Wireless Telecom Group, Inc.*	10,000	26,200

			11,760,805

Energy Equipment & Services - 3.90%
	Basic Energy Services, Inc.*	70,100	491,401
	C&J Energy Services, Inc.*	81,300	1,073,973
	CARBO Ceramics, Inc.+	16,820	673,641
	Dawson Geophysical Co.	26,000	317,980
	ENGlobal Corp.*	83,200	158,080

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
	Era Group, Inc.*	11,000	$232,650
	Forbes Energy Services, Ltd.*	110,700	133,947
	Gulf Island Fabrication, Inc.	13,503	261,823
	Gulfmark Offshore, Inc., Class A+	23,000	561,660
	Hornbeck Offshore Services, Inc.*	16,000	399,520
	ION Geophysical Corp.*	150,000	412,500
	Key Energy Services, Inc.*	152,600	254,842
	Mitcham Industries, Inc.*	30,600	181,458
	Natural Gas Services Group, Inc.*	29,800	686,592
	Newpark Resources, Inc.*	85,000	810,900
	Parker Drilling Co.*	409,750	1,257,932
	PHI, Inc.*	90,200	3,373,480
	Pioneer Energy Services Corp.*	393,640	2,180,766
	SEACOR Holdings, Inc.*	26,000	1,919,060
	Tesco Corp.	109,205	1,400,008
	Unit Corp.*	22,000	750,200
	Vantage Drilling Co.*	570,900	279,056

			17,811,469

Food & Staples Retailing - 2.14%
	Andersons, Inc. (The)	58,100	3,087,434
	Ingles Markets, Inc., Class A	49,800	1,847,082
	Pantry, Inc. (The)*	61,968	2,296,534
	Roundy’s, Inc.+	35,000	169,400
	SpartanNash Co.	56,146	1,467,656
	Village Super Market, Inc., Class A	1,709	46,775
	Weis Markets, Inc.	17,500	836,850

			9,751,731

Food Products - 2.55%
	Chiquita Brands International, Inc.*	165,603	2,394,619
	Fresh Del Monte Produce, Inc.	88,000	2,952,400
	John B. Sanfilippo & Son, Inc.	29,107	1,324,368
	Omega Protein Corp.*	123,750	1,308,038
	Post Holdings, Inc.*+	62,000	2,597,180
	Seneca Foods Corp., Class A*	40,100	1,083,903

			11,660,508

Health Care Equipment & Supplies - 0.72%
	Alphatec Holdings, Inc.*	220,000	310,200

Industry	Company	Shares	Value

Health Care Equipment & Supplies (continued)
	AngioDynamics, Inc.*	74,400	$1,414,344
	Exactech, Inc.*	4,133	97,415
	Invacare Corp.	47,900	802,804
	Kewaunee Scientific Corp.	3,000	53,400
	Merit Medical Systems, Inc.*	20,000	346,600
	Symmetry Surgical, Inc.*	31,250	243,438

			3,268,201

Health Care Providers & Services - 3.81%
	Almost Family, Inc.*	24,600	712,170
	Amedisys, Inc.*	93,950	2,757,432
	Amsurg Corp.*	28,550	1,562,542
	Cross Country Healthcare, Inc.*	71,850	896,688
	Five Star Quality Care, Inc.*	146,300	607,145
	Healthways, Inc.*	20,000	397,600
	InfuSystems Holdings, Inc.*	11,100	34,965
	Kindred Healthcare, Inc.	81,350	1,478,943
	LHC Group, Inc.*	38,000	1,184,840
	Magellan Health, Inc.*	26,225	1,574,287
	Molina Healthcare, Inc.*	41,650	2,229,524
	National Healthcare Corp.	13,000	816,920
	PharMerica Corp.*	72,050	1,492,156
	Premier, Inc., Class A*	12,500	419,125
	Triple-S Management Corp., Class B*	50,800	1,214,628

			17,378,965

Hotels, Restaurants & Leisure - 2.53%
	Ambassadors Group, Inc.*	500	1,250
	Boyd Gaming Corp.*	136,100	1,739,358
	Bravo Brio Restaurant Group, Inc.*	4,566	63,513
	Flanigan’s Enterprises, Inc.*+	2,500	75,000
	Frisch’s Restaurants, Inc.+	10,000	268,000
	International Speedway Corp., Class A	60,120	1,902,798
	Isle of Capri Casinos, Inc.*	96,200	805,194
	Lakes Entertainment, Inc.*	11,350	76,045
	Life Time Fitness, Inc.*	10,000	566,200
	Luby’s, Inc.*	12,600	57,330
	Marcus Corp. (The)	78,950	1,461,364
	Monarch Casino & Resort, Inc.*	29,400	487,746
	Penn National Gaming, Inc.*	108,800	1,493,824
	Red Lion Hotels Corp.*+	6,505	41,242
	Ruby Tuesday, Inc.*	139,900	956,916

10	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Speedway Motorsports, Inc.	71,900	$1,572,453

			11,568,233

Household Durables - 0.83%
	Bassett Furniture Industries, Inc.	21,900	427,269
	CSS Industries, Inc.+	39,900	1,102,836
	Emerson Radio Corp.	50,700	53,235
	Hooker Furniture Corp.	15,000	257,550
	Lifetime Brands, Inc.	24,400	419,680
	NACCO Industries, Inc., Class A	9,250	549,080
	P&F Industries, Inc., Class A*+	696	5,596
	Skullcandy, Inc.*	13,000	119,470
	ZAGG, Inc.*	128,300	871,157

			3,805,873

Household Products - 1.00%
	Central Garden & Pet Co., Class A*	245,003	2,339,779
	Harbinger Group, Inc.*	157,700	2,233,032

			4,572,811

Insurance - 8.05%
	Ambac Financial Group, Inc.*	48,000	1,176,000
	American Equity Investment Life Holding Co.	94,850	2,768,672
	American Independence Corp.*	1,800	17,748
	AMERISAFE, Inc.	26,800	1,135,248
	Argo Group International Holdings, Ltd.	8,000	443,760
	Baldwin & Lyons, Inc., Class B+	13,400	345,452
	Citizens, Inc.*+	13,040	99,104
	Donegal Group, Inc., Class A	26,900	429,862
	EMC Insurance Group, Inc.	13,700	485,802
	Employers Holdings, Inc.	38,500	905,135
	FBL Financial Group, Inc., Class A	19,850	1,151,896
	Federated National Holding Co.	37,288	900,878
	Fidelity & Guaranty Life	20,000	485,400
	First Acceptance Corp.*+	140,000	357,000
	Hallmark Financial Services, Inc.*	57,800	698,802
	Hilltop Holdings, Inc.*	20,000	399,000

Industry	Company	Shares	Value

Insurance (continued)
	Horace Mann Educators Corp.	60,800	$2,017,344
	Independence Holding Co.	15,050	209,948
	Infinity Property & Casualty Corp.	15,640	1,208,346
	Investors Title Co.	1,000	72,360
	Kansas City Life Insurance Co.	3,400	163,302
	Kingstone Cos., Inc.	4,300	34,830
	Maiden Holdings, Ltd.	162,600	2,079,654
	MBIA, Inc.*	42,100	401,634
	Meadowbrook Insurance Group, Inc.	206,150	1,744,029
	Montpelier Re Holdings, Ltd.	46,400	1,662,048
	National Interstate Corp.	8,000	238,400
	National Western Life Insurance Co., Class A	5,141	1,384,214
	Navigators Group, Inc. (The)*	27,000	1,980,180
	OneBeacon Insurance Group, Ltd., Class A	41,000	664,200
	Safety Insurance Group, Inc.	16,500	1,056,165
	Selective Insurance Group, Inc.	90,950	2,471,112
	State Auto Financial Corp.	18,400	408,848
	Stewart Information Services Corp.	62,150	2,302,036
	United Fire Group, Inc.	58,800	1,748,124
	United Insurance Holdings Corp.	60,000	1,317,000
	Universal Insurance Holdings, Inc.	86,316	1,765,162

			36,728,695

Internet & Catalog Retail - 0.21%
	CafePress, Inc.*+	25,000	58,750
	FTD Cos., Inc.*	25,380	883,732

			942,482

Internet Software & Services - 0.76%
	Autobytel, Inc.*	11,000	119,900
	Blucora, Inc.*	65,500	907,175
	Demand Media, Inc.*	40,000	244,800
	Marchex, Inc., Class B	70,000	321,300
	Monster Worldwide, Inc.*	264,200	1,220,604
	QuinStreet, Inc.*	7,047	42,775
	United Online, Inc.	41,429	602,792

			3,459,346

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
IT Services - 1.92%
	CACI International, Inc., Class A*	30,924	$2,665,030
	CIBER, Inc.*	82,350	292,342
	CSP, Inc.	10,000	74,000
	Edgewater Technology, Inc.*	51,100	383,506
	Global Cash Access Holdings, Inc.*	85,000	607,750
	ManTech International Corp., Class A	88,800	2,684,424
	NCI, Inc., Class A*	62,804	641,229
	Newtek Business Services Corp.*+	2,318	34,214
	Sykes Enterprises, Inc.*	58,134	1,364,405

			8,746,900

Leisure Equipment & Products - 0.20%
	Johnson Outdoors, Inc., Class A	24,700	770,640
	Summer Infant, Inc.*+	41,400	134,964

			905,604

Machinery - 2.42%
	Ampco-Pittsburgh Corp.	29,000	558,250
	Briggs & Stratton Corp.	99,300	2,027,706
	Chicago Rivet & Machine Co.	1,000	30,700
	Cleantech Solutions International, Inc.*+	11,500	37,490
	Dynamic Materials Corp.	20,100	322,002
	Eastern Co. (The)	18,401	315,577
	FreightCar America, Inc.	14,200	373,602
	Greenbrier Companies., Inc. (The)+	37,700	2,025,621
	Hardinge, Inc.	15,000	178,800
	Hurco Companies, Inc.	6,090	207,608
	Kadant, Inc.	10,000	426,900
	L.B. Foster Co., Class A	8,600	417,702
	L.S. Starrett Co., Class A (The)	22,500	448,425
	Lydall, Inc.*	39,700	1,302,954
	MFRI, Inc.*	29,900	209,599
	Supreme Industries, Inc., Class A	35,805	252,783
	THT Heat Transfer Technology, Inc.*	15,000	18,750
	Titan International, Inc.+	176,000	1,870,880
	WSI Industries, Inc.+	1,300	7,501

			11,032,850

Marine - 0.22%
	International Shipholding Corp.+	34,938	520,576

Industry	Company	Shares	Value

Marine (continued)
	Navios Maritime Holdings, Inc.+	85,000	$349,350
	Rand Logistics, Inc.*+	9,000	35,550
	Ultrapetrol Bahamas, Ltd.*	47,792	102,275

			1,007,751

Media - 1.97%
	Ballantyne Strong, Inc.*	43,481	178,707
	CTC Media, Inc.	129,800	632,126
	Entercom Communications Corp., Class A*	117,425	1,427,888
	Global Sources, Ltd.*+	4,200	26,712
	Harte-Hanks, Inc.	220,300	1,705,122
	Insignia Systems, Inc.*	10,000	35,800
	Journal Communications, Inc., Class A*	57,100	652,653
	McClatchy Co. (The), Class A*	160,000	531,200
	Radio One, Inc., Class D*	123,800	206,746
	Reading International, Inc., Class A*	31,209	413,831
	Salem Communications Corp., Class A	68,357	534,552
	Scholastic Corp.	72,800	2,651,376

			8,996,713

Metals & Mining - 2.15%
	Century Aluminum Co.*	147,100	3,589,240
	Handy & Harman, Ltd.*	800	36,824
	Hecla Mining Co.	125,000	348,750
	Kaiser Aluminum Corp.	21,980	1,570,031
	Materion Corp.	33,400	1,176,682
	Noranda Aluminum Holding Corp.	123,500	434,720
	Olympic Steel, Inc.	43,200	768,096
	Schnitzer Steel Industries, Inc., Class A+	66,500	1,500,240
	Thompson Creek Metals Co., Inc.*	3,500	5,845
	Universal Stainless & Alloy Products, Inc.*	14,658	368,649

			9,799,077

Multiline Retail - 0.18%
	Fred’s, Inc., Class A	46,200	804,342

Oil, Gas & Consumable Fuels - 7.69%
	Abraxas Petroleum Corp.*	180,200	529,788
	Adams Resources & Energy, Inc.	19,100	954,045
	Alon USA Energy, Inc.	70,850	897,670

12	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
	Apco Oil and Gas International, Inc.*	23,926	$335,682
	Bill Barrett Corp.*	97,700	1,112,803
	Bonanza Creek Energy, Inc.*	46,000	1,104,000
	Callon Petroleum Co.*	293,900	1,601,755
	Carrizo Oil & Gas, Inc.*	25,000	1,040,000
	Clayton Williams Energy, Inc.*	16,000	1,020,800
	Cloud Peak Energy, Inc.*	157,432	1,445,226
	Comstock Resources, Inc.+	189,300	1,289,133
	Contango Oil & Gas Co.*	38,000	1,111,120
	Delek US Holdings, Inc.	46,600	1,271,248
	DHT Holdings, Inc.	36,722	268,438
	Earthstone Energy, Inc.*	3,202	75,247
	Emerald Oil, Inc.*+	89,500	107,400
	Gastar Exploration, Inc.*	162,540	391,721
	Gran Tierra Energy, Inc.*	225,000	866,250
	Green Plains, Inc.	90,200	2,235,156
	Halcon Resources Corp.*+	446,000	793,880
	Hallador Energy Co.	70,000	770,700
	Knightsbridge Shipping, Ltd.+	27,000	122,310
	LinnCo LLC+	40,000	414,800
	Matador Resources Co.*	55,000	1,112,650
	Mexco Energy Corp.*	6,000	33,300
	Miller Energy Resources, Inc.*+	85,000	106,250
	Navios Maritime Acquisition Corp.+	65,000	235,950
	New Concept Energy, Inc.*	4,800	7,248
	Northern Oil and Gas, Inc.*+	90,000	508,500
	Pacific Ethanol, Inc.*	25,000	258,250
	Penn Virginia Corp.*	288,600	1,927,848
	PetroQuest Energy, Inc.*	46,250	172,975
	Renewable Energy Group, Inc.*	181,341	1,760,821
	Resolute Energy Corp.*+	96,600	127,512
	REX American Resources Corp.*	33,920	2,102,022
	Sanchez Energy Corp.*+	83,000	771,070
	Ship Finance International, Ltd.	50,000	706,000
	Stone Energy Corp.*	76,700	1,294,696
	Swift Energy Co.*+	78,400	317,520
	TransAtlantic Petroleum, Ltd.*	68,500	369,215
	Triangle Petroleum Corp.*+	185,000	884,300
	U.S. Energy Corp. - Wyoming*	65,600	97,088
	VAALCO Energy, Inc.*	361,500	1,648,440

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	W&T Offshore, Inc.+	104,700	$768,498
	Warren Resources, Inc.*	79,600	128,156

			35,097,481

Paper & Forest Products - 0.78%
	Mercer International, Inc.*+	79,150	972,754
	Orient Paper, Inc.*	76,593	85,018
	PH Glatfelter Co.	20,500	524,185
	Resolute Forest Products, Inc.*	112,000	1,972,320

			3,554,277

Personal Products - 0.19%
	Mannatech, Inc.*	8,400	223,860
	Natural Alternatives International, Inc.*	6,400	34,240
	Nutraceutical International Corp.*	28,700	618,772

			876,872

Professional Services - 2.56%
	CBIZ, Inc.*+	108,400	927,904
	CDI Corp.	32,000	566,720
	CRA International, Inc.*	54,700	1,658,504
	FTI Consulting, Inc.*	47,800	1,846,514
	Heidrick & Struggles International, Inc.	55,000	1,267,750
	Hill International, Inc.*+	50,100	192,384
	Kelly Services, Inc., Class A	80,614	1,372,050
	Navigant Consulting, Inc.*	124,600	1,915,102
	RPX Corp.*	82,700	1,139,606
	VSE Corp.	11,800	777,620

			11,664,154

Real Estate Management & Development - 0.05%
	Forestar Group, Inc.*	15,000	231,000

Road & Rail - 1.55%
	ArcBest Corp.	45,700	2,119,109
	Celadon Group, Inc.	22,400	508,256
	Covenant Transportation Group, Inc., Class A*	45,300	1,228,083
	Marten Transport, Ltd.	55,482	1,212,837
	P.A.M. Transportation Services, Inc.*	26,819	1,390,297
	USA Truck, Inc.*+	21,836	620,142

			7,078,724

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment - 3.79%
	Advanced Energy Industries, Inc.*	44,400	$1,052,280
	Alpha & Omega Semiconductor, Ltd.*	114,500	1,013,325
	Amkor Technology, Inc.*	162,600	1,154,460
	AXT, Inc.*	100,000	280,000
	Brooks Automation, Inc.	73,400	935,850
	Cirrus Logic, Inc.*+	29,800	702,386
	Diodes, Inc.*	35,799	986,978
	Fairchild Semiconductor International, Inc.*	128,000	2,160,640
	GigOptix, Inc.*	60,000	72,000
	Integrated Silicon Solution, Inc.	68,200	1,130,074
	inTEST Corp.*	3,900	16,614
	IXYS Corp.	57,500	724,500
	Kulicke & Soffa Industries, Inc.*	123,632	1,787,719
	MagnaChip Semiconductor Corp.*	38,400	498,816
	OmniVision Technologies, Inc.*	79,100	2,056,600
	Pericom Semiconductor Corp.*	40,000	541,600
	Photronics, Inc.*	168,550	1,400,650
	Rudolph Technologies, Inc.*	39,600	405,108
	Ultra Clean Holdings, Inc.*	39,300	364,704

			17,284,304

Software - 0.70%
	Ebix, Inc.+	110,000	1,868,900
	Epiq Systems, Inc.	30,000	512,400
	Mind CTI, Ltd.	20,000	78,600
	Net 1 UEPS Technologies, Inc.*	3,400	38,760
	NetSol Technologies, Inc.*+	31,000	129,270
	TeleCommunication Systems, Inc., Class A*	180,743	563,918

			3,191,848

Specialty Retail - 1.51%
	Barnes & Noble, Inc.*	82,000	1,904,040
	Build-A-Bear Workshop, Inc.*	8,050	161,805
	Children’s Place, Inc. (The)	10,500	598,500
	Citi Trends, Inc.*	28,900	729,725
	Haverty Furniture Cos., Inc.	12,700	279,527
	hhgregg, Inc.*+	50,000	378,500
	Pep Boys-Manny, Moe & Jack (The)*	52,900	519,478
	Stage Stores, Inc.	10,061	208,263

Industry	Company	Shares	Value

Specialty Retail (continued)
	Systemax, Inc.*	12,500	$168,750
	Trans World Entertainment Corp.+	70,000	230,300
	TravelCenters of America LLC*	98,300	1,240,546
	West Marine, Inc.*	35,300	456,076

			6,875,510

Textiles, Apparel & Luxury Goods - 0.61%
	Delta Apparel, Inc.*	10,000	101,800
	Perry Ellis International, Inc.*	48,600	1,260,198
	Rocky Brands, Inc.	9,900	131,274
	Unifi, Inc.*	44,300	1,317,039

			2,810,311

Thrifts & Mortgage Finance - 4.36%
	Astoria Financial Corp.	112,100	1,497,656
	Bank Mutual Corp.	124,700	855,442
	Berkshire Hills Bancorp, Inc.	37,200	991,752
	Brookline Bancorp, Inc.	45,000	451,350
	Cape Bancorp, Inc.	29,300	275,713
	Cheviot Financial Corp.+	3,893	55,320
	Chicopee Bancorp, Inc.	12,500	209,375
	Dime Community Bancshares, Inc.	42,100	685,388
	ESB Financial Corp.	36,600	693,204
	ESSA Bancorp, Inc.	33,100	397,200
	Federal Agricultural Mortgage Corp., Class C	21,500	652,310
	First Defiance Financial Corp.	19,400	660,764
	First Financial Northwest, Inc.	35,182	423,591
	Flagstar Bancorp, Inc.*	57,100	898,183
	Fox Chase Bancorp, Inc.	31,000	516,770
	Hampden Bancorp, Inc.	16,500	353,100
	Heritage Financial Group, Inc.	16,800	435,120
	HMN Financial, Inc.*	23,800	295,120
	Home Bancorp, Inc.	17,311	397,114
	Home Loan Servicing Solutions, Ltd.	36,500	712,480
	HopFed Bancorp, Inc.	18,100	230,232
	Meta Financial Group, Inc.	7,900	276,816
	NASB Financial, Inc.+	4,600	111,320
	New Hampshire Thrift Bancshares, Inc.	2,000	31,240
	Northwest Bancshares, Inc.	68,300	855,799
	Ocean Shore Holding Co.	14,200	204,622
	OceanFirst Financial Corp.	39,900	683,886

14	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

	Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
	Oritani Financial Corp.	74,400	$1,145,760
	Provident Financial Holdings, Inc.	26,600	402,458
	Provident Financial Services, Inc.	69,700	1,258,782
	Pulaski Financial Corp.	4,900	60,417
	Riverview Bancorp, Inc.*	87,000	389,760
	Security National Financial Corp., Class A*	74,550	429,408
	SI Financial Group, Inc.	15,000	167,100
	Simplicity Bancorp, Inc.	22,000	377,300
	Territorial Bancorp, Inc.	21,200	456,860
	Timberland Bancorp, Inc.	9,000	95,400
	TrustCo Bank Corp. - NY	55,000	399,300
	United Community Bancorp+	11,800	137,470
	United Community Financial Corp.	61,324	329,310
	Westfield Financial, Inc.	53,081	389,615

			19,889,807

Trading Companies & Distributors - 2.05%
	Aircastle, Ltd.	130,700	2,793,059
	CAI International, Inc.*	63,500	1,473,200
	General Finance Corp.*+	149,300	1,472,098
	Rush Enterprises, Inc., Class A*	58,500	1,874,925
	TAL International Group, Inc.+	17,250	751,582
	Textainer Group Holdings, Ltd.	15,000	514,800
	Willis Lease Finance Corp.*	22,000	481,800

			9,361,464

Wireless Telecommunication Services - 0.24%
	Shenandoah Telecommuni-cations Co.	5,600	175,000
	Spok Holdings, Inc.	53,100	921,816

			1,096,816

TOTAL COMMON STOCKS - 99.63%			454,701,006

	(Cost $ 378,996,235)

	RIGHTS - 0.01%
	Leap Wireless CVRΔ	32,900	41,454

	TOTAL RIGHTS - 0.01%		41,454

	(Cost $ 80,276)
	WARRANTS - 0.00%
	Eagle Bulk Shipping, Inc.*	3,317	4,511

	TOTAL WARRANTS - 0.00%		4,511

	(Cost $ 105,563)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.83%
Dreyfus Cash Management Fund	0.03%	3,787,789	$3,787,789

TOTAL MONEY MARKET FUND - 0.83%			3,787,789

(Cost $3,787,789)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.66%
Dreyfus Cash Management Fund**	0.03%	16,705,786	16,705,786

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.66%			16,705,786

(Cost $16,705,786)

TOTAL INVESTMENTS - 104.13%			$475,240,546
(Cost $399,675,649)
Liabilities in Excess of Other Assets - (4.13%)			(18,857,233)

NET ASSETS - 100.00%			$456,383,313

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $15,981,670 as of December 31, 2014.

CVR - Contingent Value Right

LLC - Limited Liability Company

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$454,701,006	$—	$—	$454,701,006
Rights	—	—	41,454	41,454
Warrants	4,511	—	—	4,511
Money Market Fund	—	3,787,789	—	3,787,789
Investments Purchased with Cash Proceeds from Securities Lending	—	16,705,786	—	16,705,786

TOTAL	$454,705,517	$20,493,575	$41,454	$475,240,546

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investment in Securities (Value)
	Rights	Total
Balance as of 06/30/2014	$41,454	$41,454
Purchases	—	—
Sales	—	—
Realized gain/(loss) Change in unrealized appreciation/ (depreciation)	—	—
Transfers in	—	—
Transfers out	—	—

Balance as of 12/31/2014	$41,454	$41,454

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2014	$—	$—

See Notes to Financial Statements.

16	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY

(Unaudited)

December 31, 2014

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2014, our Fund appreciated 5.45%, underperforming our primary market benchmark, the Russell 2000 Value Index (+9.40%).

For the six-month “semi-annual” period ending December 31, 2014, total returns were -3.57% for the Fund and 0.01% for the Russell 2000 Value Index.

For the calendar year, total returns were 0.44% for the Fund and 4.22% for the Russell 2000 Value Index.

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2014

				Annualized
	Quarter	6 Months	1 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	5.45%	-3.57%	0.44%	12.21%
Russell 2000 Value Index	9.40%	0.01%	4.22%	11.83%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2014, Omni Tax-Managed Small-Cap Value Fund ranked 250th of 295 small-cap value funds for the twelve-month period ended December 31, 2014 and 113th of 225 such funds since inception in December, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 12/31/14

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2014, we held 597 such stocks in a market cap-weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s investment in deeper value and smaller cap stocks generally detracted from the Fund’s performance. The Financials sector was the Fund’s strongest performing sector, contributing 4.86% to the Fund’s quarterly total return. The Energy sector was the laggard, detracting -5.39% from the Fund’s quarterly return as small cap stocks were hit particularly hard in the severe oil price decline.

Detailed Explanation of Calendar Year Performance

Our exposure to smaller cap size and deeper value detracted from our relative performance for the year. Relative to its primary market benchmark, the Fund was overweighted in the Energy sector, which did not perform well for the year, detracting from absolute and relative returns. By design, Utility sector stocks and Real Estate Investment Trusts (REITs), both strong performers for the calendar year, are not held in the Fund, which hurt our relative performance.

18	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2014

Rank	Description	Industry	% of Net Assets
1	Hawaiian Holdings, Inc.	Airlines	0.9%
2	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.9%
3	ACCO Brands Corp.	Commercial Services & Supplies	0.8%
4	Fresh Del Monte Produce, Inc.	Food Products	0.8%
5	PHI, Inc.	Energy Equipment & Services	0.7%
6	Aircastle, Ltd.	Trading Companies & Distributors	0.7%
7	Andersons, Inc. (The)	Food & Staples Retailing	0.7%
8	Scholastic Corp.	Media	0.7%
9	AAR Corp.	Aerospace & Defense	0.7%
10	Interactive Brokers Group, Inc., Class A	Diversified Financial Services	0.7%
	Total		7.6%

Industry Sector Representation as of December 31, 2014

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	11.8%	11.7%	0.1%
Consumer Staples	5.2%	2.8%	2.4%
Energy	11.1%	4.1%	7.0%
Financials	35.4%	40.9%	-5.5%
Health Care	4.7%	5.4%	-0.7%
Industrials	15.8%	13.0%	2.8%
Information Technology	9.9%	10.0%	-0.1%
Materials	4.2%	4.4%	-0.2%
Telecommunication Services	1.6%	0.8%	0.8%
Utilities	0.0%	6.9%	-6.9%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
COMMON STOCKS - 99.63%
	Aerospace & Defense - 1.66%
	AAR Corp.	96,060	$2,668,547
	Arotech Corp.*+	136,300	316,216
	Ducommun, Inc.*	34,750	878,480
	Engility Holdings, Inc.*	45,650	1,953,820
	Erickson, Inc.*+	17,800	148,452
	LMI Aerospace, Inc.*	25,000	352,500
	National Presto Industries, Inc.+	4,835	280,623
	Sypris Solutions, Inc.	8,004	21,131

			6,619,769

	Air Freight & Logistics - 0.58%
	Air Transport Services Group, Inc.*	215,950	1,848,532
	Atlas Air Worldwide Holdings, Inc.*	9,055	446,412

			2,294,944

	Airlines - 1.63%
	Hawaiian Holdings, Inc.*+	135,600	3,532,380
	Republic Airways Holdings, Inc.*	158,654	2,314,762
	SkyWest, Inc.	46,600	618,848

			6,465,990

	Auto Components - 1.97%
	China Automotive Systems, Inc.+	28,500	202,065
	China XD Plastics Co., Ltd.*+	78,100	424,083
	Cooper Tire & Rubber Co.	14,500	502,425
	Cooper-Standard Holding, Inc.*	45,510	2,634,119
	Fuel Systems Solutions, Inc.*	15,802	172,874
	Modine Manufacturing Co.*	58,900	801,040
	Remy International, Inc.+	9,100	190,372
	SORL Auto Parts, Inc.*	48,000	177,120
	Spartan Motors, Inc.	45,000	236,700
	Stoneridge, Inc.*	33,400	429,524
	Strattec Security Corp.	3,600	297,288
	Superior Industries International, Inc.	88,700	1,755,373

			7,822,983

	Beverages - 0.05%
	MGP Ingredients, Inc.	12,300	195,078

	Building Products - 0.88%
	Alpha Pro Tech, Ltd.*	54,000	138,780
	Gibraltar Industries, Inc.*	84,706	1,377,320
	Griffon Corp.	110,250	1,466,325

Industry	Company	Shares	Value

Building Products (continued)
	Universal Forest Products, Inc.	10,000	$532,000

			3,514,425

Capital Markets - 1.73%
	Arlington Asset Investment Corp., Class A+	13,700	364,557
	Calamos Asset Management, Inc., Class A	49,700	662,004
	Cowen Group, Inc., Class A*	157,300	755,040
	FBR & Co.*	11,775	289,547
	GFI Group, Inc.	135,680	739,456
	INTL. FCStone, Inc.*	14,000	287,980
	Investment Technology Group, Inc.*	61,000	1,270,020
	JMP Group, Inc.	50,000	381,000
	KCG Holdings, Inc., Class A*	35,000	407,750
	Oppenheimer Holdings, Inc., Class A	34,419	800,242
	Piper Jaffray Cos.*	16,100	935,249

			6,892,845

Chemicals - 1.34%
	China Green Agriculture, Inc.+	36,800	55,936
	Core Molding Technologies, Inc.*	22,425	309,465
	Gulf Resources, Inc.*	60,750	70,470
	Intrepid Potash, Inc.*+	20,000	277,600
	KMG Chemicals, Inc.	38,200	764,000
	Kraton Performance Polymers, Inc.*	16,075	334,199
	OM Group, Inc.	69,000	2,056,200
	Penford Corp.*	1,900	35,511
	Schulman (A.), Inc.	34,800	1,410,444

			5,313,825

Commercial Banks - 19.10%
	1st Source Corp.	52,500	1,801,275
	Access National Corp.	5,600	94,808
	American National Bankshares, Inc.	13,060	324,019
	American River Bankshares*	20,744	195,408
	AmeriServ Financial, Inc.	5,000	15,700
	Bank of Commerce Holdings	47,900	285,963
	Bank of Kentucky Financial Corp. (The)	4,400	212,388
	Banner Corp.	25,057	1,077,952

20	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	Bar Harbor Bankshares	10,500	$336,000
	Baylake Corp.+	5,600	69,944
	BBCN Bancorp, Inc.	2,600	37,388
	BCB Bancorp, Inc.	11,300	132,549
	BNC Bancorp+	74,956	1,289,993
	BSB Bancorp, Inc.*	23,800	443,394
	C&F Financial Corp.	2,400	95,376
	Camden National Corp.	5,853	233,184
	Capital City Bank Group, Inc.	40,050	622,377
	Cardinal Financial Corp.	24,478	485,399
	Carolina Bank Holdings, Inc.*	11,500	106,950
	Central Pacific Financial Corp.	30,400	653,600
	Central Valley Community Bancorp+	21,000	232,680
	Century Bancorp, Inc., Class A	14,300	572,858
	Chemical Financial Corp.	60,300	1,847,592
	Chemung Financial Corp.+	10,998	304,535
	CNB Financial Corp.	31,900	590,150
	Codorus Valley Bancorp, Inc.	3,989	81,176
	Community Bankers Trust Corp.*+	25,000	110,500
	Community Trust Bancorp, Inc.	20,000	732,200
	Customers Bancorp, Inc.*	20,000	389,200
	Eastern Virginia Bankshares, Inc.*	7,051	45,620
	Enterprise Bancorp, Inc.	75	1,894
	Farmers Capital Bank Corp.*	13,400	312,086
	Farmers National Banc Corp.	150	1,252
	Fidelity Southern Corp.	58,900	948,879
	Financial Institutions, Inc.	40,300	1,013,545
	First Bancorp	51,600	953,052
	First Bancorp, Inc.	11,800	213,462
	First BanCorp. (Puerto Rico)*	254,700	1,495,089
	First Busey Corp.+	111,500	725,865
	First Business Financial Services, Inc.	9,200	440,772
	First Citizens Banc Corp.+	2,000	20,600
	First Commonwealth Financial Corp.	121,200	1,117,464
	First Community Bancshares, Inc.	44,100	726,327
	First Connecticut Bancorp, Inc.	4,800	78,336
	First Financial Bancorp	68,337	1,270,385

Industry	Company	Shares	Value

Commercial Banks (continued)
	First Financial Corp.	38,830	$1,383,125
	First Internet Bancorp	1,200	20,088
	First Interstate BancSystem, Inc., Class A	94,600	2,631,772
	First Merchants Corp.	71,000	1,615,250
	First Midwest Bancorp, Inc.	115,900	1,983,049
	First of Long Island Corp. (The)	18,000	510,660
	Flushing Financial Corp.	43,300	877,691
	German American Bancorp, Inc.	12,500	381,500
	Great Southern Bancorp, Inc.	20,750	823,152
	Hampton Roads Bankshares, Inc.*	500,725	841,218
	Hanmi Financial Corp.	5,700	124,317
	Heartland Financial USA, Inc.	10,950	296,745
	Heritage Commerce Corp.	30,000	264,900
	Heritage Financial Corp.	40,502	710,810
	Heritage Oaks Bancorp	200	1,678
	HomeTrust Bancshares, Inc.*	50,000	833,000
	Horizon Bancorp	20,363	532,289
	Hudson Valley Holding Corp.	37,800	1,026,648
	Huntington Bancshares, Inc.	17,709	186,299
	Independent Bank Corp., MA	11,000	470,910
	Independent Bank Corp., MI	80,500	1,050,525
	International Bancshares Corp.	89,200	2,367,368
	Intervest Bancshares Corp.	45,200	454,260
	Lakeland Bancorp, Inc.	104,940	1,227,798
	LNB Bancorp, Inc.	17,000	306,510
	Macatawa Bank Corp.	12,550	68,272
	MainSource Financial Group, Inc.	41,500	868,180
	MB Financial, Inc.	8,700	285,882
	MBT Financial Corp.*	62,011	309,435
	Mercantile Bank Corp.	2,000	42,040
	Merchants Bancshares, Inc.	5,000	153,150
	Metro Bancorp, Inc.*	26,250	680,400
	Middleburg Financial Corp.	22,463	407,030
	MidSouth Bancorp, Inc.	23,300	404,022
	MidWestOne Financial Group, Inc.	12,000	345,720
	Monarch Financial Holdings, Inc.	12,538	172,398
	MutualFirst Financial, Inc.	8,700	191,139
	National Penn Bancshares, Inc.	20,000	210,500
	NBT Bancorp, Inc.	20,932	549,884

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
	NewBridge Bancorp*	99,388	$865,669
	Northrim BanCorp, Inc.	32,000	839,680
	OFG Bancorp+	50,000	832,500
	Old Line Bancshares, Inc.	50	791
	Old National Bancorp	30,600	455,328
	Old Second Bancorp, Inc.*	30,050	161,368
	Orrstown Financial Services, Inc.*	16,700	283,566
	Pacific Continental Corp.	56,600	802,588
	Pacific Mercantile Bancorp*	20,000	140,800
	Park Sterling Corp.	50,298	369,690
	Peapack Gladstone Financial Corp.	468	8,686
	Peoples Bancorp of North Carolina, Inc.	14,500	260,565
	Peoples Bancorp, Inc.	28,550	740,302
	Pinnacle Financial Partners, Inc.	45,750	1,808,955
	Preferred Bank	36,000	1,004,040
	Premier Financial Bancorp, Inc.	26,066	406,108
	QCR Holdings, Inc.	2,000	36,080
	Renasant Corp.	58,700	1,698,191
	Republic Bancorp, Inc., Class A	25,700	635,304
	S&T Bancorp, Inc.	30,700	915,167
	Salisbury Bancorp, Inc.+	1,183	31,882
	Sandy Spring Bancorp, Inc.	14,300	372,944
	Shore Bancshares, Inc.*	20,000	186,000
	Sierra Bancorp	42,200	741,032
	South State Corp.	16,911	1,134,390
	Southern National Bancorp of Virginia, Inc.	35,000	395,500
	Southside Bancshares, Inc.+	12,129	350,649
	Southwest Bancorp, Inc.	23,900	414,904
	State Bank Financial Corp.	95,800	1,914,084
	Suffolk Bancorp	27,900	633,609
	Summit State Bank+	5,000	68,600
	Sun Bancorp, Inc.*	10,000	194,000
	Tompkins Financial Corp.	8,400	464,520
	TowneBank+	10,000	151,200
	Trico Bancshares	38,900	960,830
	TriState Capital Holdings, Inc.*	50,000	512,000
	Trustmark Corp.	20,800	510,432
	Union Bankshares Corp.	58,628	1,411,762
	United Community Banks, Inc.	57,770	1,094,164
	Univest Corp. of Pennsylvania	39,200	793,408

Industry	Company	Shares	Value

Commercial Banks (continued)
	WesBanco, Inc.	48,490	$1,687,452
	Wilshire Bancorp, Inc.	25,000	253,250
	Wintrust Financial Corp.	7,000	327,320
	Yadkin Financial Corp.*	38,000	746,700

			75,964,810

Commercial Services & Supplies - 2.19%
	ACCO Brands Corp.*	339,800	3,061,598
	Acme United Corp.	2,000	39,980
	Brink’s Co. (The)	22,500	549,225
	Courier Corp.	30,350	452,822
	Ecology & Environment, Inc., Class A	1,500	13,785
	Ennis, Inc.	34,000	457,980
	Heritage-Crystal Clean, Inc.*	14,246	175,653
	Kimball International, Inc., Class B	103,800	946,656
	Metalico, Inc.*	1,200	408
	Multi-Color Corp.	5,750	318,665
	Quad/Graphics, Inc.	37,000	849,520
	TRC Cos., Inc.*	48,600	308,124
	Viad Corp.	57,894	1,543,454

			8,717,870

Communications Equipment - 0.55%
	Bel Fuse, Inc., Class B	3,600	98,424
	Black Box Corp.	34,100	814,990
	Blonder Tongue Laboratories*+	10,000	26,900
	ClearOne, Inc.+	26,500	255,990
	Communications Systems, Inc.	3,450	36,880
	Emulex Corp.*	45,000	255,150
	Harmonic, Inc.*	99,100	694,691

			2,183,025

Computers & Peripherals - 0.11%
	Datalink Corp.*	500	6,450
	Hutchinson Technology, Inc.*	105,500	369,250
	USA Technologies, Inc.*	30,000	48,300

			424,000

Construction & Engineering - 0.60%
	Aegion Corp.*	20,300	377,783
	Goldfield Corp. (The)*	65,000	157,950
	Great Lakes Dredge & Dock Corp.*	99,550	852,148
	MYR Group, Inc.*	15,000	411,000
	Northwest Pipe Co.*	19,000	572,280

22	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Construction & Engineering (continued)
	Orion Marine Group, Inc.*	2,844	$31,426

			2,402,587

Consumer Finance - 0.94%
	Asta Funding, Inc.*	10,350	90,562
	Cash America International, Inc.	24,900	563,238
	Consumer Portfolio Services, Inc.*	116,650	858,544
	Green Dot Corp., Class A*	21,800	446,682
	Nelnet, Inc., Class A	25,900	1,199,947
	Nicholas Financial, Inc.*	25,000	372,500
	Regional Management Corp.*	13,100	207,111

			3,738,584

Distributors - 0.10%
	AMCON Distributing Co.	800	63,000
	VOXX International Corp.*	19,364	169,629
	Weyco Group, Inc.	5,000	148,350

			380,979

Diversified Consumer Services - 0.71%
	Ascent Capital Group, Inc., Class A*	7,000	370,510
	Bridgepoint Education, Inc.*+	2,724	30,836
	K12, Inc.*	63,500	753,745
	Regis Corp.*	74,050	1,241,078
	Steiner Leisure, Ltd.*	8,000	369,680
	Universal Technical Institute, Inc.	5,000	49,200

			2,815,049

Diversified Financial Services - 1.18%
	Enova International, Inc.*	22,783	507,150
	Gain Capital Holdings, Inc.	39,900	359,898
	Interactive Brokers Group, Inc., Class A	90,750	2,646,270
	PHH Corp.*	46,000	1,102,160
	Resource America, Inc., Class A	8,400	75,936

			4,691,414

Diversified Telecommunication Services - 1.29%
	Alaska Communications Systems Group, Inc.*	313,487	561,142
	Atlantic Tele-Network, Inc.	17,500	1,182,825
	General Communication, Inc., Class A*	10,000	137,500
	Hawaiian Telcom Holdco, Inc.*	35,400	975,978

Industry	Company	Shares	Value

Diversified Telecommunication Services (continued)
	Iridium Communications, Inc.*+	217,125	$2,116,969
	Premiere Global Services, Inc.*	15,800	167,796
	Voltari Corp.*+	2,100	1,449

			5,143,659

Electrical Equipment - 0.30%
	Broadwind Energy, Inc.*	25,000	134,750
	Global Power Equipment Group, Inc.	15,000	207,150
	GrafTech International, Ltd.*	51,050	258,313
	Highpower International, Inc.*+	25,922	128,832
	Orion Energy Systems, Inc.*	76,924	423,082
	Preformed Line Products Co.	200	10,926
	Ultralife Corp.*	8,350	26,136

			1,189,189

Electronic Equipment, Instruments & Components - 3.19%
	Benchmark Electronics, Inc.*	99,700	2,536,368
	Electro Rent Corp.	8,100	113,724
	Fabrinet*	30,050	533,087
	GSI Group, Inc.*	11,000	161,920
	Insight Enterprises, Inc.*	44,883	1,162,021
	Iteris, Inc.*	65,000	112,450
	Key Tronic Corp.*	11,900	94,486
	Kimball Electronics, Inc.*	59,100	710,382
	PAR Technology Corp.*	40,100	246,615
	PCM, Inc.*	15,675	149,226
	Plexus Corp.*	9,500	391,495
	Sanmina Corp.*	149,100	3,508,323
	ScanSource, Inc.*	14,000	562,240
	Sigmatron International, Inc.*	20,000	133,600
	SMTC Corp.*	13,500	24,030
	TTM Technologies, Inc.*	50,000	376,500
	Viasystems Group, Inc.*+	80,900	1,317,052
	Vishay Precision Group, Inc.*	31,667	543,406
	Wireless Telecom Group, Inc.*	10,000	26,200

			12,703,125

Energy Equipment & Services - 3.84%
	Basic Energy Services, Inc.*	158,000	1,107,580
	C&J Energy Services, Inc.*	127,800	1,688,238
	CARBO Ceramics, Inc.+	7,000	280,350
	ENGlobal Corp.*+	86,300	163,970
	Era Group, Inc.*	11,500	243,225

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Energy Equipment & Services (continued)
	Forbes Energy Services, Ltd.*	41,300	$49,973
	Gulf Island Fabrication, Inc.	23,000	445,970
	Gulfmark Offshore, Inc., Class A+	28,800	703,296
	Hornbeck Offshore Services, Inc.*	13,000	324,610
	ION Geophysical Corp.*	140,000	385,000
	Key Energy Services, Inc.*	107,100	178,857
	Mitcham Industries, Inc.*	31,650	187,684
	Natural Gas Services Group, Inc.*	26,305	606,067
	Newpark Resources, Inc.*	85,000	810,900
	Parker Drilling Co.*	359,400	1,103,358
	PHI, Inc.*+	78,150	2,922,810
	Pioneer Energy Services Corp.*	63,600	352,344
	SEACOR Holdings, Inc.*	25,000	1,845,250
	Tesco Corp.	70,500	903,810
	Unit Corp.*	21,200	722,920
	Vantage Drilling Co.*	468,500	229,003

			15,255,215

Food & Staples Retailing - 2.52%
	Andersons, Inc. (The)	52,350	2,781,879
	Ingles Markets, Inc., Class A	50,950	1,889,736
	Pantry, Inc. (The)*	70,500	2,612,730
	Roundy’s, Inc.	33,500	162,140
	SpartanNash Co.	60,860	1,590,880
	Weis Markets, Inc.+	20,700	989,874

			10,027,239

Food Products - 1.90%
	Chiquita Brands International, Inc.*	136,100	1,968,006
	Fresh Del Monte Produce, Inc.	90,800	3,046,340
	John B. Sanfilippo & Son, Inc.	9,600	436,800
	Omega Protein Corp.*	93,250	985,652
	Post Holdings, Inc.*+	23,700	992,793
	Seneca Foods Corp., Class A*	5,050	136,502

			7,566,093

Health Care Equipment & Supplies - 0.74%
	Alphatec Holdings, Inc.*	89,500	126,195
	AngioDynamics, Inc.*	77,500	1,473,275
	Exactech, Inc.*	5,000	117,850
	Invacare Corp.	35,000	586,600
	Kewaunee Scientific Corp.	2,500	44,500

Industry	Company	Shares	Value

Health Care Equipment & Supplies (continued)
	Merit Medical Systems, Inc.*	28,100	$486,973
	Symmetry Surgical, Inc.*	13,200	102,828

			2,938,221

Health Care Providers & Services - 3.87%
	Almost Family, Inc.*	27,600	799,020
	Amedisys, Inc.*	73,710	2,163,388
	Amsurg Corp.*	31,100	1,702,103
	Cross Country Healthcare, Inc.*	76,700	957,216
	Five Star Quality Care, Inc.*	180,100	747,415
	Healthways, Inc.*	24,500	487,060
	InfuSystems Holdings, Inc.*	10,178	32,061
	Kindred Healthcare, Inc.	101,700	1,848,906
	LHC Group, Inc.*	16,500	514,470
	Magellan Health, Inc.*	27,125	1,628,314
	Molina Healthcare, Inc.*	28,600	1,530,958
	National Healthcare Corp.	8,920	560,533
	PharMerica Corp.*	74,800	1,549,108
	Premier, Inc., Class A*	13,000	435,890
	Skystar Bio-Pharmaceutical Co. Ltd.*+	24,300	103,032
	Triple-S Management Corp., Class B*	14,000	334,740

			15,394,214

Hotels, Restaurants & Leisure - 2.82%
	Ambassadors Group, Inc.*	200	500
	Boyd Gaming Corp.*	70,900	906,102
	Century Casinos, Inc.*+	20,300	102,515
	Flanigan’s Enterprises, Inc.*+	2,500	75,000
	Frisch’s Restaurants, Inc.	14,373	385,196
	Full House Resorts, Inc.*	31,300	43,820
	International Speedway Corp., Class A	63,760	2,018,004
	Isle of Capri Casinos, Inc.*	100,150	838,256
	Lakes Entertainment, Inc.*	16,950	113,565
	Life Time Fitness, Inc.*	5,900	334,058
	Luby’s, Inc.*	42,500	193,375
	Marcus Corp. (The)	71,054	1,315,210
	Monarch Casino & Resort, Inc.*	38,900	645,351
	Penn National Gaming, Inc.*	100,500	1,379,865
	Red Lion Hotels Corp.*+	16,095	102,042
	Ruby Tuesday, Inc.*	162,200	1,109,448
	Speedway Motorsports, Inc.	74,750	1,634,782

			11,197,089

24	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Household Durables - 0.93%
	Bassett Furniture Industries, Inc.	25,559	$498,656
	CSS Industries, Inc.	35,558	982,823
	Emerson Radio Corp.	52,600	55,230
	Hooker Furniture Corp.	15,000	257,550
	Lifetime Brands, Inc.	24,999	429,983
	NACCO Industries, Inc., Class A	11,350	673,736
	P&F Industries, Inc., Class A*	492	3,956
	ZAGG, Inc.*	116,000	787,640

			3,689,574

Household Products - 0.58%
	Central Garden & Pet Co., Class A*	173,400	1,655,970
	Harbinger Group, Inc.*	45,800	648,528

			2,304,498

Insurance - 8.45%
	Ambac Financial Group, Inc.*	36,000	882,000
	American Equity Investment Life Holding Co.	78,550	2,292,874
	American Independence Corp.*	16,900	166,634
	AMERISAFE, Inc.	56,500	2,393,340
	Argo Group International Holdings, Ltd.	8,352	463,285
	Baldwin & Lyons, Inc., Class B	19,700	507,866
	Citizens, Inc.*+	14,800	112,480
	Donegal Group, Inc., Class A	57,100	912,458
	EMC Insurance Group, Inc.	13,850	491,121
	FBL Financial Group, Inc., Class A	36,166	2,098,713
	Federated National Holding Co.	38,012	918,370
	Fidelity & Guaranty Life	5,000	121,350
	First Acceptance Corp.*	145,000	369,750
	Hallmark Financial Services, Inc.*	50,158	606,410
	Hilltop Holdings, Inc.*	14,100	281,295
	Horace Mann Educators Corp.	74,950	2,486,841
	Independence Holding Co.	9,950	138,802
	Infinity Property & Casualty Corp.	9,200	710,792
	Investors Title Co.	1,000	72,360
	Kansas City Life Insurance Co.+	3,500	168,105

Industry	Company	Shares	Value

Insurance (continued)
	Kingstone Cos., Inc.	4,000	$32,400
	Maiden Holdings, Ltd.	167,450	2,141,685
	Meadowbrook Insurance Group, Inc.	39,000	329,940
	Montpelier Re Holdings, Ltd.	43,950	1,574,289
	National Interstate Corp.	16,000	476,800
	National Western Life Insurance Co., Class A	5,350	1,440,488
	Navigators Group, Inc. (The)*	27,450	2,013,183
	OneBeacon Insurance Group, Ltd., Class A	15,000	243,000
	Safety Insurance Group, Inc.	14,500	928,145
	Selective Insurance Group, Inc.	43,500	1,181,895
	State Auto Financial Corp.	15,000	333,300
	Stewart Information Services Corp.	45,950	1,701,988
	United Fire Group, Inc.	60,900	1,810,557
	United Insurance Holdings Corp.	53,400	1,172,130
	Universal Insurance Holdings, Inc.	98,641	2,017,208

			33,591,854

Internet & Catalog Retail - 0.25%
	CafePress, Inc.*	30,000	70,500
	FTD Cos., Inc.*	27,160	945,711

			1,016,211

Internet Software & Services - 0.60%
	Autobytel, Inc.*	10,600	115,540
	Blucora, Inc.*	17,597	243,718
	Demand Media, Inc.*	15,000	91,800
	Marchex, Inc., Class B	88,000	403,920
	Monster Worldwide, Inc.*	185,000	854,700
	QuinStreet, Inc.*	9,500	57,665
	United Online, Inc.	42,399	616,905

			2,384,248

IT Services - 1.89%
	CACI International, Inc., Class A*	28,951	2,494,997
	CIBER, Inc.*	157,501	559,129
	CSP, Inc.	13,700	101,380
	Edgewater Technology, Inc.*	11,710	87,884
	Global Cash Access Holdings, Inc.*	60,000	429,000
	ManTech International Corp., Class A	78,882	2,384,603
	NCI, Inc., Class A*	60,700	619,747

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
IT Services (continued)
	Newtek Business Services Corp.*	2,400	$35,424
	Sykes Enterprises, Inc.*	33,550	787,418

			7,499,582

Leisure Equipment & Products - 0.22%
	Johnson Outdoors, Inc., Class A	23,950	747,240
	Summer Infant, Inc.*	43,200	140,832

			888,072

Life Sciences Tools & Services - 0.13%
	Albany Molecular Research, Inc.*+	32,728	532,812

Machinery - 1.65%
	Ampco-Pittsburgh Corp.	30,105	579,521
	Briggs & Stratton Corp.	89,450	1,826,569
	Chicago Rivet & Machine Co.	1,000	30,700
	Cleantech Solutions International, Inc.*+	12,000	39,120
	Dynamic Materials Corp.	20,100	322,002
	Eastern Co. (The)	20,104	344,784
	FreightCar America, Inc.	15,000	394,650
	Hardinge, Inc.	27,000	321,840
	Hurco Companies, Inc.	3,765	128,349
	Hyster-Yale Materials Handling, Inc.	2,700	197,640
	Kadant, Inc.	5,000	213,450
	L.B. Foster Co., Class A	21,900	1,063,683
	L.S. Starrett Co., Class A (The)	22,700	452,411
	MFRI, Inc.*	31,200	218,712
	Supreme Industries, Inc., Class A	30,450	214,977
	THT Heat Transfer
	Technology, Inc.*	15,000	18,750
	Titan International, Inc.+	17,000	180,710
	WSI Industries, Inc.	1,000	5,770

			6,553,638

Marine - 0.15%
	International Shipholding Corp.	33,550	499,895
	Rand Logistics, Inc.*	6,600	26,070
	Ultrapetrol Bahamas, Ltd.*	39,900	85,386

			611,351

Media - 2.09%
	Ballantyne Strong, Inc.*	27,939	114,829
	CTC Media, Inc.	3,200	15,584

Industry	Company	Shares	Value

Media (continued)
	Entercom Communications Corp., Class A*	35,300	$429,248
	Global Sources, Ltd.*+	5,000	31,800
	Harte-Hanks, Inc.	67,500	522,450
	Journal Communications, Inc., Class A*	122,750	1,403,032
	McClatchy Co. (The), Class A*	325,025	1,079,083
	Radio One, Inc., Class D*+	120,450	201,152
	Reading International, Inc., Class A*	70,400	933,504
	Salem Communications Corp., Class A	106,300	831,266
	Scholastic Corp.	75,950	2,766,099

			8,328,047

Metals & Mining - 1.83%
	Century Aluminum Co.*	13,000	317,200
	Handy & Harman, Ltd.*	200	9,206
	Hecla Mining Co.+	150,000	418,500
	Kaiser Aluminum Corp.	26,700	1,907,181
	Materion Corp.	34,500	1,215,435
	Noranda Aluminum Holding Corp.	70,000	246,400
	Olympic Steel, Inc.	45,500	808,990
	Schnitzer Steel Industries, Inc., Class A+	65,200	1,470,912
	Thompson Creek Metals Co., Inc.*	287,500	480,125
	Universal Stainless & Alloy Products, Inc.*	16,200	407,430

			7,281,379

Multiline Retail - 0.07%
	Fred’s, Inc., Class A	16,250	282,912

Oil, Gas & Consumable Fuels - 7.29%
	Abraxas Petroleum Corp.*	267,800	787,332
	Adams Resources & Energy, Inc.	8,600	429,570
	Alon USA Energy, Inc.	115,000	1,457,050
	Apco Oil and Gas International, Inc.*	10,000	140,300
	Bill Barrett Corp.*	84,700	964,733
	Bonanza Creek Energy, Inc.*	63,500	1,524,000
	Callon Petroleum Co.*	56,300	306,835
	Carrizo Oil & Gas, Inc.*	32,500	1,352,000
	Clayton Williams Energy, Inc.*	13,100	835,780
	Cloud Peak Energy, Inc.*	51,450	472,311
	Comstock Resources, Inc.+	73,200	498,492
	Contango Oil & Gas Co.*	23,000	672,520

26	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
	Delek US Holdings, Inc.	22,900	$624,712
	DHT Holdings, Inc.	39,000	285,090
	Earthstone Energy, Inc.*	4,000	94,000
	Escalera Resources Co.*	12,050	6,266
	Gastar Exploration, Inc.*	70,000	168,700
	Gran Tierra Energy, Inc.*	120,200	462,770
	Green Brick Partners, Inc.*	20,900	171,380
	Green Plains, Inc.	96,450	2,390,031
	Halcon Resources Corp.*+	100,000	178,000
	Hallador Energy Co.	71,600	788,316
	Knightsbridge Shipping, Ltd.+	31,000	140,430
	LinnCo LLC+	35,000	362,950
	Matador Resources Co.*	59,500	1,203,685
	Mexco Energy Corp.*	6,000	33,300
	Midstates Petroleum Co., Inc.*+	46,200	69,762
	Miller Energy Resources, Inc.*+	90,000	112,500
	New Concept Energy, Inc.*+	3,600	5,436
	Northern Oil and Gas, Inc.*+	95,400	539,010
	Pacific Ethanol, Inc.*+	109,900	1,135,267
	Penn Virginia Corp.*+	65,700	438,876
	PetroQuest Energy, Inc.*	104,250	389,895
	Renewable Energy Group, Inc.*	140,053	1,359,915
	Resolute Energy Corp.*+	122,700	161,964
	REX American Resources Corp.*	39,350	2,438,520
	Sanchez Energy Corp.*+	34,000	315,860
	Ship Finance International, Ltd.+	54,900	775,188
	Stone Energy Corp.*	64,600	1,090,448
	Swift Energy Co.*+	80,000	324,000
	TransAtlantic Petroleum, Ltd.*	10,000	53,900
	Triangle Petroleum Corp.*+	150,000	717,000
	U.S. Energy Corp. - Wyoming*	110,300	163,244
	VAALCO Energy, Inc.*	295,500	1,347,480
	W&T Offshore, Inc.+	64,700	474,898
	Warren Resources, Inc.*	460,580	741,534

			29,005,250

Paper & Forest Products - 0.99%
	Mercer International, Inc.*+	64,950	798,236
	Orient Paper, Inc.*	200	222
	PH Glatfelter Co.	40,000	1,022,800
	Resolute Forest Products, Inc.*	119,700	2,107,917

			3,929,175

Industry	Company	Shares	Value
Personal Products - 0.14%
	Mannatech, Inc.*	12,700	$338,455
	Natural Alternatives International, Inc.*	6,000	32,100
	Nutraceutical International Corp.*	8,950	192,962

			563,517

Professional Services - 2.28%
	CDI Corp.	35,700	632,247
	CRA International, Inc.*	49,800	1,509,936
	FTI Consulting, Inc.*	36,500	1,409,995
	Heidrick & Struggles International, Inc.	55,240	1,273,282
	Hill International, Inc.*	100,300	385,152
	Kelly Services, Inc., Class A	6,000	102,120
	Navigant Consulting, Inc.*	99,500	1,529,315
	RPX Corp.*	85,596	1,179,513
	VSE Corp.	15,830	1,043,197

			9,064,757

Real Estate Management & Development - 0.07%
	Forestar Group, Inc.*	18,000	277,200

Road & Rail - 1.51%
	ArcBest Corp.	40,400	1,873,348
	Celadon Group, Inc.	4,400	99,836
	Covenant Transportation Group, Inc., Class A*	42,550	1,153,530
	Marten Transport, Ltd.	37,966	829,937
	P.A.M. Transportation Services, Inc.*	27,527	1,427,000
	USA Truck, Inc.*	21,435	608,754

			5,992,405

Semiconductors & Semiconductor Equipment - 3.17%
	Advanced Energy Industries, Inc.*	23,000	545,100
	Alpha & Omega Semiconductor, Ltd.*	11,905	105,359
	Amkor Technology, Inc.*	165,200	1,172,920
	AXT, Inc.*	25,000	70,000
	Brooks Automation, Inc.	60,000	765,000
	Cirrus Logic, Inc.*	30,500	718,885
	Diodes, Inc.*	17,200	474,204
	Fairchild Semiconductor International, Inc.*	52,400	884,512
	GigOptix, Inc.*	65,000	78,000
	Integrated Silicon Solution, Inc.	26,800	444,076
	IXYS Corp.	39,000	491,400

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
	Kulicke & Soffa Industries, Inc.*	100,300	$1,450,338
	MagnaChip Semiconductor Corp.*	33,100	429,969
	OmniVision Technologies, Inc.*	81,800	2,126,800
	Pericom Semiconductor Corp.*	41,500	561,910
	Photronics, Inc.*	171,470	1,424,916
	Rudolph Technologies, Inc.*	31,100	318,153
	Ultra Clean Holdings, Inc.*	57,000	528,960

			12,590,502

Software - 0.41%
	Ebix, Inc.+	40,000	679,600
	Epiq Systems, Inc.	30,000	512,400
	Mind CTI, Ltd.	25,000	98,250
	Net 1 UEPS Technologies, Inc.*	15,700	178,980
	TeleCommunication Systems, Inc., Class A*	57,900	180,648

			1,649,878

Specialty Retail - 2.12%
	Barnes & Noble, Inc.*	80,000	1,857,600
	Build-A-Bear Workshop, Inc.*	3,800	76,380
	Children’s Place, Inc. (The)	14,500	826,500
	Citi Trends, Inc.*	51,150	1,291,538
	hhgregg, Inc.*	46,700	353,519
	Pep Boys-Manny, Moe & Jack (The)*	50,500	495,910
	Shoe Carnival, Inc.+	20,000	513,800
	Stage Stores, Inc.	30,000	621,000
	Systemax, Inc.*	41,456	559,656
	Trans World Entertainment Corp.	30,000	98,700
	TravelCenters of America LLC*	113,150	1,427,953
	West Marine, Inc.*	22,679	293,013

			8,415,569

Textiles, Apparel & Luxury Goods - 0.48%
	Delta Apparel, Inc.*	13,200	134,376
	Ever-Glory International Group, Inc.*	20,000	119,800
	Perry Ellis International, Inc.*	5,184	134,421
	Rocky Brands, Inc.	16,150	214,149
	Unifi, Inc.*	43,600	1,296,228

			1,898,974

Industry	Company	Shares	Value

Thrifts & Mortgage Finance - 3.87%
	Astoria Financial Corp.	120,900	$1,615,224
	Bank Mutual Corp.	121,800	835,548
	Berkshire Hills Bancorp, Inc.	17,200	458,552
	Brookline Bancorp, Inc.	30,000	300,900
	Cape Bancorp, Inc.	26,100	245,601
	Chicopee Bancorp, Inc.	12,500	209,375
	ESB Financial Corp.	35,649	675,192
	ESSA Bancorp, Inc.	35,000	420,000
	Federal Agricultural Mortgage Corp., Class C	16,500	500,610
	First Defiance Financial Corp.	20,750	706,745
	First Financial Northwest, Inc.	26,400	317,856
	Flagstar Bancorp, Inc.*	59,500	935,935
	Fox Chase Bancorp, Inc.	10,500	175,035
	Franklin Financial Corp.*	15,873	336,190
	Hampden Bancorp, Inc.	17,000	363,800
	Heritage Financial Group, Inc.	12,200	315,980
	Hingham Institution for Savings	643	55,947
	Home Bancorp, Inc.	15,597	357,795
	HopFed Bancorp, Inc.	23,500	298,920
	Laporte Bancorp, Inc.	11,000	137,390
	Meta Financial Group, Inc.	11,500	402,960
	New Hampshire Thrift Bancshares, Inc.	2,000	31,240
	Northwest Bancshares, Inc.	20,000	250,600
	Ocean Shore Holding Co.	14,800	213,268
	OceanFirst Financial Corp.	50,488	865,364
	Oritani Financial Corp.	50,000	770,000
	Provident Financial Holdings, Inc.	26,600	402,458
	Provident Financial Services, Inc.	67,400	1,217,244
	Pulaski Financial Corp.	800	9,864
	Riverview Bancorp, Inc.*	72,478	324,701
	Security National Financial Corp., Class A*	12,400	71,424
	Simplicity Bancorp, Inc.	17,766	304,687
	Territorial Bancorp, Inc.	21,900	471,945
	Timberland Bancorp, Inc.	7,000	74,200
	United Community Bancorp	10,000	116,500
	United Community Financial Corp.	39,163	210,305
	Westfield Financial, Inc.	53,000	389,020

			15,388,375

28	Semi-Annual Report | December 31, 2014 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2014 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Trading Companies & Distributors - 2.32%
	Aircastle, Ltd.	135,600	$2,897,772
	CAI International, Inc.*	66,000	1,531,200
	General Finance Corp.*	136,000	1,340,960
	Rush Enterprises, Inc., Class A*	58,600	1,878,130
	TAL International Group, Inc.+	22,250	969,432
	Willis Lease Finance Corp.*	27,250	596,775

			9,214,269

Wireless Telecommunication Services - 0.35%
	Spok Holdings, Inc.	81,100	1,407,896

TOTAL COMMON STOCKS - 99.63% (Cost $321,692,311)			396,214,166

WARRANTS - 0.00%
	Eagle Bulk Shipping, Inc.*	8,501	11,561

TOTAL WARRANTS - 0.00% (Cost $70,770)			11,561

	Rate^	Shares	Value

MONEY MARKET FUND - 0.76%
Dreyfus Cash Management Fund	0.03%	3,017,013	3,017,013

TOTAL MONEY MARKET FUND - 0.76% (Cost $3,017,013)			3,017,013

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.66%
Dreyfus Cash Management Fund**	0.03%	14,548,780	14,548,780

TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING - 3.66%			14,548,780

(Cost $14,548,780)

Value

TOTAL INVESTMENTS - 104.05% (Cost $339,328,874)	$413,791,520
Liabilities in Excess of Other Assets - (4.05%)	(16,121,291)

NET ASSETS - 100.00%	$397,670,229

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2014.
^	Rate disclosed as of December 31, 2014.
+	This security or a portion of the security is out on loan as of December 31, 2014. Total loaned securities had a value of $13,989,056 as of December 31, 2014.
LLC	- Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2014 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$396,214,166	$—	$ —	$396,214,166
Warrants	11,561	—	—	11,561
Money Market Fund	—	3,017,013	—	3,017,013
Investments Purchased with Cash Proceeds from Securities Lending	—	14,548,780	—	14,548,780

TOTAL	$396,225,727	$17,565,793	$ —	$413,791,520

See Notes to Financial Statements.

www.bridgeway.com	29

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (Unaudited)

		Omni Tax-Managed
ASSETS	Omni Small-Cap Value	Small-Cap Value
Investments at value	$475,240,546	$413,791,520
Receivables:
Fund shares sold	526,537	620,756
Dividends and interest	286,630	242,688
Prepaid expenses	62,632	66,862
Total assets	476,116,345	414,721,826

LIABILITIES
Payables:
Portfolio securities purchased	2,261,469	2,157,279
Fund shares redeemed	521,965	119,987
Payable upon return of securities loaned	16,705,786	14,548,780
Accrued Liabilities:
Investment advisory fees	139,846	114,934
Administration fees	7,908	7,011
Directors’ fees	2,281	2,878
Other	93,777	100,728
Total liabilities	19,733,032	17,051,597
NET ASSETS	$456,383,313	$397,670,229

NET ASSETS REPRESENT
Paid-in capital	$373,887,884	$317,191,914
Undistributed net investment income	1,854	1,504,801
Accumulated net realized gain on investments	6,928,678	4,510,868
Net unrealized appreciation on investments	75,564,897	74,462,646
NET ASSETS	$456,383,313	$397,670,229
Shares of common stock outstanding of $ .001 par value*	29,936,414	27,683,681
Net asset value, offering price and redemption price per share	$15.25	$14.36
Total investments at cost	$399,675,649	$339,328,874

*See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2014 (Unaudited)

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2014 (Unaudited)

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$2,659,334	$2,576,496
Less: foreign taxes withheld	(1,441)	(1,025)
Securities lending	203,452	160,550
Total Investment Income	2,861,345	2,736,021

EXPENSES
Investment advisory fees	1,055,303	1,025,612
Administration fees	45,999	44,714
Accounting fees	59,106	58,739
Transfer agent fees	6,581	6,588
Professional fees	38,810	39,804
Custody fees	9,301	9,899
Blue sky fees	25,813	24,609
Directors’ and officers’ fees	18,278	18,668
Shareholder servicing fees	160,268	163,160
Reports to shareholders	20,054	20,487
Miscellaneous expenses	35,781	44,023
Total Expenses	1,475,294	1,456,303
Less investment advisory fees waived	(208,931)	(225,129)
Net Expenses	1,266,363	1,231,174
NET INVESTMENT INCOME	1,594,982	1,504,847

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized Gain on:
Investments	9,251,395	4,569,387
Change in Unrealized Depreciation on:
Investments	(20,832,878)	(24,891,287)
Net Realized and Unrealized Loss on Investments	(11,581,483)	(20,321,900)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,986,501)	$(18,817,053)

See Notes to Financial Statements.

www.bridgeway.com	31

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Six Months Ended December 31, 2014	Year Ended June 30, 2014	Six Months Ended December 31, 2014	Year Ended June 30, 2014

	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$1,594,982	$2,327,679	$1,504,847	$2,217,693
Net realized gain on investments	9,251,395	32,913,857	4,569,387	21,562,969
Net change in unrealized appreciation (depreciation) on investments	(20,832,878)	40,739,787	(24,891,287)	53,648,014
Net increase (decrease) in net assets resulting from operations	(9,986,501)	75,981,323	(18,817,053)	77,428,676

DISTRIBUTIONS:
From net investment income	(2,478,656)	(1,694,743)	(767,401)	(1,891,418)
From net realized gains	(20,389,241)	(21,789,088)	(14,502,076)	(10,989,498)
Net decrease in net assets resulting from distributions	(22,867,897)	(23,483,831)	(15,269,477)	(12,880,916)

SHARE TRANSACTIONS:
Proceeds from sale of shares	98,759,369	134,502,593	79,470,913	137,813,044
Reinvestment of distributions	22,867,897	23,483,831	15,267,232	12,880,497
Cost of shares redeemed	(39,581,115)	(64,201,515)	(88,311,592)	(51,998,913)
Net increase in net assets resulting from share transactions	82,046,151	93,784,909	6,426,553	98,694,628
Net increase (decrease) in net assets	49,191,753	146,282,401	(27,659,977)	163,242,388

NET ASSETS:
Beginning of period	407,191,560	260,909,159	425,330,206	262,087,818

End of period*	$456,383,313	$407,191,560	$397,670,229	$425,330,206

SHARES ISSUED & REDEEMED
Issued	6,441,085	8,558,069	5,499,107	9,510,227
Distributions reinvested	1,604,765	1,534,891	1,131,744	901,364
Redeemed	(2,592,789)	(4,100,860)	(6,309,185)	(3,605,976)
Net increase in shares	5,453,061	5,992,100	321,666	6,805,615
Outstanding at beginning of period	24,483,353	18,491,253	27,362,015	20,556,400
Outstanding at end of period	29,936,414	24,483,353	27,683,681	27,362,015

* Including undistributed net investment income of:	$1,854	$885,528	$1,504,801	$767,355

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2014 (Unaudited)

FINANCIAL HIGHLIGHTS (for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

		Year Ended June 30
	For the Period Ended 12/31/2014 (Unaudited)	2014	2013	For the Period Ended 06/30/2012(a)
Net Asset Value, Beginning of Period	$16.63	$14.11	$11.11	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.06	0.11	0.17	0.08
Net Realized and Unrealized Gain (Loss)	(0.62)	3.58	3.12	1.06

Total from Investment Operations	(0.56)	3.69	3.29	1.14

Less Distributions to Shareholders from:
Net Investment Income	(0.09)	(0.08)	(0.16)	(0.03)
Net Realized Gain	(0.73)	(1.09)	(0.13)	-

Total Distributions	(0.82)	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$15.25	$16.63	$14.11	$11.11

Total Return	(3.01%)(c)(d)	26.89%(d)	30.08%(d)	11.41%(c)(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$456,383	$407,192	$260,909	$179,553
Expenses Before Waivers and Reimbursements	0.70%(e)	0.71%	0.78%	0.84%(e)
Expenses After Waivers and Reimbursements	0.60%(e)	0.60%	0.60%	0.60%(e)
Net Investment Income After Waivers and Reimbursements	0.76%(e)	0.70%	1.36%	0.92%(e)
Portfolio Turnover Rate	15%(c)	31%	34%	8%(c)

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	33

FINANCIAL HIGHLIGHTS (for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

		Year Ended June 30
	For the Period Ended 12/31/14 (Unaudited)	2014	2013	2012	For the Period Ended 06/30/2011(a)
Net Asset Value, Beginning of Period	$15.54	$12.75	$10.05	$10.68	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.05	0.09	0.15	0.09	0.03
Net Realized and Unrealized Gain (Loss)	(0.64)	3.26	2.68	(0.67)(c)	0.65

Total from Investment Operations	(0.59)	3.35	2.83	(0.58)	0.68

Less Distributions to Shareholders from:
Net Investment Income	(0.03)	(0.08)	(0.13)	(0.05)	-
Net Realized Gain	(0.56)	(0.48)	-	-	-

Total Distributions	(0.59)	(0.56)	(0.13)	(0.05)	-

Net Asset Value, End of Period	$14.36	$15.54	$12.75	$10.05	$10.68

Total Return	(3.57%)(d)(e)	26.71%(e)	28.43%(e)	(5.41%)(e)	6.80%(d)(e)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$397,670	$425,330	$262,088	$127,216	$37,945
Expenses Before Waivers and Reimbursements	0.71%(f)	0.71%	0.77%	0.90%	1.56%(f)
Expenses After Waivers and Reimbursements	0.60%(f)	0.60%	0.60%	0.60%	0.60%(f)
Net Investment Income After Waivers and Reimbursements	0.73%(f)	0.65%	1.34%	0.95%	0.57%(f)
Portfolio Turnover Rate	22%(d)	25%	34%	26%	7%(d)

(a)	Commenced operations on December 31, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized and realized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Not annualized.
(e)	Total return would have been lower had various fees not been waived during the period.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2014 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2014, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price. In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

www.bridgeway.com	35

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

The inputs and valuation techniques used to determine the value of a fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by the Funds, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2014 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2014, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

36	Semi-Annual Report | December 31, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2014:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount

Omni Small-Cap Value
Securities lending	$15,981,670	-	$15,981,670	-	$15,981,670	-
Omni Tax-Managed Small-Cap Value
Securities lending	$13,989,056	-	$13,989,056	-	$13,989,056	-

1	Collateral with a value of $16,705,786 and $14,548,780 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small Cap Value Fund, respectively. Excess of collateral received from individual counterparty is not shown for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2014, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

www.bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2014. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/14

Omni Small-Cap Value*	0.60%	$208,931
Omni Tax-Managed Small-Cap Value*	0.60%	225,129

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $184,328, $384,005, $367,842, and 208,931, which expire on June 30, 2015, June 30, 2016, June 30, 2017, and June 30, 2018, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $243,003, $328,970, $382,335, and $225,129, which expire June 30, 2015, June 30, 2016, June 30, 2017, and June 30, 2018, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2014 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$26,915,400	$ 7,950,299
Omni Tax-Managed Small-Cap Value	12,713,384	17,615,389

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments. During the period ended December 31, 2014, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $45,999 and $44,714, respectively.

38	Semi-Annual Report | December 31, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,250 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2014 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$-	$123,233,411	$-	$62,243,723
Omni Tax-Managed Small-Cap Value	-	88,907,742	-	97,686,251

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2014, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$101,840,528	$ 92,735,043
Gross depreciation (excess of tax cost over value)	(26,400,455)	(18,291,198)
Net unrealized appreciation	$ 75,440,073	$ 74,443,845
Cost of investments for income tax purposes	$399,800,473	$339,347,675

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs) and business development companies.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2014 and 2013, are as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Distributions paid from:
Ordinary Income	$1,694,743	$2,835,617	$1,891,418	$2,235,902
Long-Term Capital Gain	21,789,088	2,196,201	10,989,498	-
Total	$23,483,831	$5,031,818	$12,880,916	$2,235,902

Components of Accumulated Earnings (Deficit) As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$881,612	$767,355
Accumulated Net Realized Gain on Investments	18,098,520	14,502,036
Net Unrealized Appreciation of Investments	96,369,695	99,295,454
Total	$115,349,827	$114,564,845

For the fiscal year June 30, 2014, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in-Capital	$1,161,727	$914,184
Undistributed Net Investment Income	(172,224)	(158,308)
Accumulated Net Realized Gain (Loss) on Investments	(989,503)	(755,876)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs) and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 17, 2015. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight

40	Semi-Annual Report | December 31, 2014 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2014, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.41%	$5,077,564	39	$7,641	$15,000,000
Omni Tax-Managed Small-Cap Value	1.41%	764,333	18	530	2,026,000

[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of December 31, 2014.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION
December 31, 2014 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2014 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

42	Semi-Annual Report | December 31, 2014 (Unaudited)

DISCLOSURE OF FUND EXPENSES
December 31, 2014 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2014 and held until December 31, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/14	Ending Account Value at 12/31/14	Expense Ratio	Expenses Paid During Period* 7/1/14 - 12/31/14

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$969.90	0.60%	$2.98
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$964.30	0.60%	$2.97
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

www.bridgeway.com	43

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 5, 2015

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	March 5, 2015

* Print the name and title of each signing officer under his or her signature.